Goldman Sachs Funds



--------------------------------------------------------------------------------
TAXABLE INVESTMENT GRADE FUNDS                    Annual Report October 31, 1999
--------------------------------------------------------------------------------


                                             Current income potential from

                                             portfolios that invest in a

                                             variety of fixed income securities.



[GRAPHIC]


                                                         [LOGO OF GOLDMAN SACHS]

GOLDMAN SACHS TAXABLE INVESTMENT GRADE FUNDS

Market Overview



Dear Shareholder:

Over the course of the year ended October 31, 1999, the world's bond markets demonstrated mixed performance.


               Market Review

          . The Dollar Bloc -- In the U.S., a weak global economy and few signs of domestic inflation led the Federal Reserve Board (the "Fed") to ease credit -- a stance that was reversed later in the period amid higher-than-expected growth rates. In the ensuing months, with no slowdown in growth, low unemployment and an increase in commodity prices, the general consensus was that it wouldn't be long before the Fed moved to raise rates. As a result, interest rates rose significantly across the curve and the move, when it came, had little impact on the bond market as a whole. As the review period drew to a close, strong growth and building inflationary pressures, particularly in the labor market, pushed U.S. Treasuries yields higher.
                    Elsewhere, New Zealand, Canada and Australia initially
               outperformed U.S. Treasuries, but with somewhat lackluster results. For the remainder of the period, however, New Zealand and Australia underperformed the U.S., while Canadian bonds outpaced the U.S. market.

          . Europe -- Initially, coordinated cuts in interest rates, sometimes by larger-than-expected margins, helped the European markets to outperform U.S. Treasuries. Thereafter, however, a series of stronger-than-anticipated economic releases appeared across Europe and the UK, and it soon became apparent that Europe was in the midst of a broad-based recovery. Bond yields rose in response to expectations that the European Central Bank would move to raise rates.

          . Japan -- At the start of the period, despite an extremely weak economy and deflationary pressures, the Japanese bond market fell sharply following a Government announcement that the Institutional Bureau would no longer be purchasing government bonds. This was followed by a prolonged rally that resulted from a number of factors, including a softening of the Government position, falling growth and increased confidence. More recently, bond yields moved higher in the wake of improved economic conditions and indications that further fiscal stimulus was in the offing.

               Outlook

               Notwithstanding an improved global growth outlook, inflationary pressures remain benign as productivity gains, brought about by the introduction of technological advances such as the Worldwide Web, continue to keep price pressures in check. Therefore--with the exception of Japan, where the prospect of continued growth and further fiscal stimulus will place pressure on yields--we expect current yield levels will be maintained until well into 2000, and consequently maintain an overall neutral position on the world's bond markets.

               We encourage you to maintain your investment program, and we look forward to serving your investment needs in the years to come.

               Sincerely,



/s/ David B. Ford      /s/ David W. Blood      /s/ Sharmin Mossavar-Rahmani
  David B. Ford           David W. Blood          Sharmin Mossavar-Rahmani
  Co-Head, Goldman Sachs  Co-Head, Goldman Sachs  CIO, Fixed Income Investments,
  Asset Management        Asset Management        Goldman Sachs Asset Management

  November 30, 1999

--------------------------------------------------------------------------------
                                NOT FDIC-INSURED
--------------------------------------------------------------------------------
                                 May Lose Value
--------------------------------------------------------------------------------
                                No Bank Guarantee
--------------------------------------------------------------------------------

                                                                     FUND BASICS


Adjustable Rate Government Fund
as of October 31, 1999

                          Assets Under Management

                                 $338.7 Million


                                 NASDAQ SYMBOLS

                                 Class A Shares

                                      GSAMX

                              Institutional Shares

                                      GSARX

                                 Service Shares

                                      GSASX

-------------------------------------------------------------------------------------------------
PERFORMANCE REVIEW
-------------------------------------------------------------------------------------------------
October 31, 1998-    Fund Total Return          30-Day              6-Month            1-Year
October 31, 1999      (based on NAV)/1/   Standardized Yield/2/  U.S. Treasury/3/  U.S. Treasury/3/
-------------------------------------------------------------------------------------------------
Class A                    4.65%                 4.94%                4.54%             3.97%
Institutional              5.06%                 5.43%                4.54%             3.97%
Service                    4.65%                 4.92%                4.54%             3.97%
-------------------------------------------------------------------------------------------------

/1/ The net asset value represents the net assets of the Fund (ex-dividend) divided by the total number of shares. The Fund's performance reflects the reinvestment of dividends and other distributions.

/2/ The 30-Day Standardized Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price per share of the Fund on the last day of the period. This number is compounded semiannually and then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders.

/3/ The 6-Month and 1-Year U.S. Treasury securities reported by Merrill Lynch do not reflect any fees or expenses.


--------------------------------------------------------------------------------
STANDARDIZED TOTAL RETURNS
--------------------------------------------------------------------------------
For the period ending 9/30/99      Class A          Institutional       Service
--------------------------------------------------------------------------------
One Year/4/                         2.35%                4.44%           3.93%
Five Years/4/                        N/A                 5.80%            N/A
Since Inception/4/                  5.04%                5.30%           4.62%
                                  (5/15/95)            (7/17/91)       (3/27/97)
--------------------------------------------------------------------------------

/4/ The Standardized Total Returns are average annual returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value. These returns reflect a maximum initial sales charge of 1.5% for Class A shares. Because Institutional and Service shares do not involve sales charges, such charges have not been applied to their Standardized Total Returns.


--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION AS OF 10/31/99/5/
--------------------------------------------------------------------------------
Sector Allocation
--------------------------------------------------------------------------------
Adjustable Rate Mortgage Securities                          71.7%
Collateralized Mortgage Obligations                          14.1%
Fixed Rate Pass-Throughs                                      7.9%
Agency Debentures                                             3.0%
Cash Equivalents                                              2.8%
--------------------------------------------------------------------------------


/5/ Figures represent a percentage of net assets and may not sum to 100%. The Fund is actively managed and, as such, its composition may differ over time.

     Total return figures represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor's shares, when redeemed, may be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced.

PERFORMANCE OVERVIEW


Adjustable Rate Government Fund



Dear Shareholder,

We are pleased to report on the performance of the Goldman Sachs Adjustable Rate Government Fund for the year ended October 31, 1999.


          Performance Review

          Over the year ended October 31, 1999, the Fund's Institutional, A and Service shares generated annual total returns, at net asset value, of 5.06%, 4.65% and 4.65%, respectively. These returns outperformed the Fund's benchmarks, the six-month U.S. Treasury bill and the one-year U.S. Treasury bill, which returned 4.54% and 3.97%, respectively.


          Investment Objective

          The Fund seeks a high level of current income consistent with low volatility of principal, primarily through investments in securities issued by the U.S. government, its agencies, instrumentalities or sponsored enterprises that are adjustable rate mortgage pass-through securities and other mortgage securities with periodic interest rate resets.


          Portfolio Composition

          We maintained our strategy of focusing on sectors and securities that we believe will generate a competitive total rate of return relative to the benchmark, while de-emphasizing directional duration management (when the Fund's duration is managed to closely follow that of its benchmark).


          Portfolio Highlights

        . Adjustable Rate Mortgages (ARMs) (62.3% on October 31, 1998 to 71.7% on October 31, 1999) -- As fundamental and technical influences turned more positive -- mainly attributable to an improved prepayment environment -- the Fund's allocation to ARMs increased substantially. Toward the end of the period, strong investor demand provided additional support for the sector.

        . Collateralized Mortgage Obligations (CMOs) (12.2% on October 31, 1998 to 14.1% on October 31, 1999) -- The Fund's allocation to CMOs remained relatively unchanged over the fiscal year. Holdings were generally concentrated in floaters and short-duration planned amortization class CMOs.

        . Agency Debentures (3.2% on October 31, 1998 to 3.0% on October 31,
          1999) - - We opportunistically reallocated out of the agency debenture sector, into the adjustable rate mortgage sector.

                                                            PERFORMANCE OVERVIEW

FIXED INCOME
INVESTMENT
PROCESS OVERVIEW


--------------------------------------------------------------------------------
                                       1
                                     Sector
                                   Allocation
--------------------------------------------------------------------------------

Our sector specialists work together to assess relative value among sectors and create investment strategies to meet each fund's objectives.


--------------------------------------------------------------------------------
                                       2
                                    Security
                                    Selection
--------------------------------------------------------------------------------

In selecting securities for each portfolio, our fixed income teams have access to the vast resources of Goldman Sachs.


--------------------------------------------------------------------------------
                                       3
                                   Yield Curve
                                   Strategies
--------------------------------------------------------------------------------

We adjust the term structure of our portfolios based on our expectations of the relationship between short- and long-term interest rates, while keeping each fund's duration close to its benchmark.

          Portfolio Outlook

          Our outlook remains somewhat guarded, especially as we approach year-end. We continue to expect that uncertainty surrounding Y2K may add to existing investor skittishness and lead to pockets of spread volatility going forward. As a result, we will continue to approach the management of the Fund opportunistically -- reallocating assets only where relative value exists.

          We thank you for your investment and look forward to your continued confidence.



          Goldman Sachs U.S. Fixed Income Investment Management Team

          November 30, 1999

FUND BASICS


Short Duration Government Fund
as of October 31, 1999

                             Assets Under Management

                                 $218.9 Million

                                 NASDAQ SYMBOLS

                                 Class A Shares


                                      GSSDX

                                 Class B Shares

                                      GSDGX

                                 Class C Shares

                                      GSDCX

                              Institutional Shares

                                      GSTGX

                                 Service Shares

                                      GSDSX

----------------------------------------------------------------------------------
PERFORMANCE REVIEW
----------------------------------------------------------------------------------
October 31, 1998-   Fund Total Return         30-Day              2-Year U.S.
October 31, 1999     (based on NAV)/1/  Standardized Yield/2/ Treasury Security/3/
----------------------------------------------------------------------------------
Class A                   1.97%                5.53%                 1.47%
Class B                   1.56%                5.04%                 1.47%
Class C                   1.21%                4.90%                 1.47%
Institutional             2.49%                6.05%                 1.47%
Service                   1.97%                5.55%                 1.47%
----------------------------------------------------------------------------------

/1/ The net asset value represents the net assets of the Fund (ex-dividend) divided by the total number of shares. The Fund's performance reflects the reinvestment of dividends and other distributions.

/2/ The 30-Day Standardized Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price per share of the Fund on the last day of the period. This number is compounded semiannually and then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders.

/3/  The 2-Year U.S. Treasury security does not reflect any fees or expenses.


----------------------------------------------------------------------------------------
STANDARDIZED TOTAL RETURNS
----------------------------------------------------------------------------------------
For the period ending 9/30/99     Class A   Class B   Class C   Institutional   Service
----------------------------------------------------------------------------------------
One Year/4/                        -0.21%    -0.85%    -0.09%        2.20%       1.69%
Five Years/4/                        N/A       N/A       N/A         6.37%        N/A
Ten Years/4/                         N/A       N/A       N/A         6.50%        N/A
Since Inception/4/                  4.22%     4.08%     3.71%        6.78%       5.41%
                                  (5/1/97)  (5/1/97)  (8/15/97)    (8/15/88)   (4/10/96)
----------------------------------------------------------------------------------------

/4/ The Standardized Total Returns are average annual returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value. These returns reflect a maximum initial sales charge of 2% for Class A shares, the assumed deferred sales charge for Class B shares (2% maximum declining to 0% after three years) and the assumed deferred sales charge for Class C shares (1% if redeemed within 12 months of purchase). Because Institutional and Service shares do not involve sales charges, such charges have not been applied to their Standardized Total Returns.


--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION AS OF 10/31/99/5/
--------------------------------------------------------------------------------
Sector Allocation
--------------------------------------------------------------------------------
Collateralized Mortgage Obligations                         41.4%
Fixed Rate Pass-Throughs                                    30.2%
Adjustable Rate Mortgage Securities                         20.4%
Cash Equivalents                                             8.4%
Agency Debentures                                            6.9%
U.S. Treasuries                                              1.1%
--------------------------------------------------------------------------------

/5/ Figures represent a percentage of net assets and may not sum to 100%. The Fund is actively managed and, as such, its composition may differ over time.

     Total return figures represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor's shares, when redeemed, may be worth more or less than their original cost. Performance reflects fee waivers and expense limitations in effect. In their absence, performance would be reduced.

                                                            PERFORMANCE OVERVIEW

Short Duration Government Fund


Dear Shareholder,

We are pleased to report on the performance of the Goldman Sachs Short Duration Government Fund for the year ended October 31, 1999.

          Performance Review

          Over the year ended October 31, 1999, the Fund's A, B, C, Institutional, and Service shares generated total cumulative returns, at net asset value, of 1.97%, 1.56%, 1.21%, 2.49%, and 1.97%, respectively. These figures generally outperformed the 1.47% return of the Fund's benchmark, the two-year U.S. Treasury security. The Fund's performance relative to its benchmark is due to spread tightening that occurred in non-Treasury sectors over the past year.

          Investment Objective

          The Fund seeks a high level of current income and, secondarily, in seeking current income, may also consider the potential for capital appreciation, primarily through investing in U.S. government securities and repurchase agreements collateralized by such securities.

          Portfolio Composition

          During the period, we maintained our strategy of focusing on sectors and securities that we believe will generate a competitive total rate of return relative to the benchmark, while de-emphasizing directional duration management (when the Fund's duration is managed to closely follow that of its benchmark).

          Portfolio Highlights

        . Collateralized Mortgage Obligations (CMOs) (39.8% on October 31, 1998 to 41.4% on October 31, 1999) and Fixed Rate Pass-Throughs (17.6% on October 31, 1998 to 30.2% on October 31, 1999) -- We increased the Fund's allocations to CMOs and Fixed Rate Pass-Throughs over the period in response to the cheapening of the sector following 1998's liquidity crisis. Holdings over the period were concentrated in floaters and short-duration sequentials and planned amortization class securities (PACs).

        . Adjustable Rate Mortgage Securities (ARMs) (12.4% on October 31, 1998 to 20.4% on October 31, 1999) -- The Fund's allocation to ARMs increased substantially during the period, as both fundamental and technical influences turned more positive. That is, refinancing incentives became less compelling and new issuance activity slowed. Toward the end of the period, strong investor demand for floating rate product provided additional support for the sector.

        . U.S. Treasuries (19.6% on October 31, 1998 to 1.1% on October 31,
          1999) -- We opportunistically allocated out of the Treasury sector into spread sectors throughout the fiscal year.

PERFORMANCE OVERVIEW

FIXED INCOME
INVESTMENT
PROCESS OVERVIEW


--------------------------------------------------------------------------------
                                        1
                                     Sector
                                   Allocation
--------------------------------------------------------------------------------

Our sector specialists work together to assess relative value among sectors and create investment strategies to meet each fund's objectives.


--------------------------------------------------------------------------------
                                        2
                                    Security
                                    Selection
--------------------------------------------------------------------------------

In selecting securities for each portfolio, our fixed income teams have access to the vast resources of Goldman Sachs.


--------------------------------------------------------------------------------
                                        3
                                   Yield Curve
                                   Strategies
--------------------------------------------------------------------------------

We adjust the term structure of our portfolios based on our expectations of the relationship between short- and long-term interest rates, while keeping each fund's duration close to its benchmark.

          Portfolio Outlook

          Our outlook remains somewhat guarded, especially as we approach year-end. We continue to expect that uncertainty surrounding Y2K may add to existing investor skittishness and lead to pockets of spread volatility going forward. As a result, we will continue to approach the management of the Fund opportunistically -- reallocating assets only where we believe relative value exists.

          More specifically, although current spreads in the mortgage market are providing less of a cushion against widening than they have in the recent past, solid fundamentals -- stable-to-modestly higher Treasury rates and diminished prepayment uncertainty -- argue against paring back the Fund's exposure at this time. Therefore, we will continue to emphasize lower volatility collateral within the pass-through sector, and well-structured PACs and sequentials in the CMO sector.

          We thank you for your investment and look forward to your continued confidence.


          Goldman Sachs U.S. Fixed Income Investment Management Team

          November 30, 1999

                                                                     FUND BASICS


Government Income Fund
as of October 31, 1999

                             Assets Under Management

                                 $117.8 Million

                                 NASDAQ SYMBOLS

                                 Class A Shares

                                      GSGOX

                                 Class B Shares

                                      GSOBX

                                 Class C Shares

                                      GSOCX

                              Institutional Shares

                                      GSOIX

                                 Service Shares

                                      GSOSX

----------------------------------------------------------------------------------
PERFORMANCE REVIEW
----------------------------------------------------------------------------------
October 31, 1998-   Fund Total Return         30-Day              Lehman Govt./
October 31, 1999     (based on NAV)/1/    Standardized Yield/2/  Mortgage Index/3/
----------------------------------------------------------------------------------
 Class A                  -0.63%               5.74%                 0.50%
 Class B                  -1.29%               5.26%                 0.50%
 Class C                  -1.29%               5.26%                 0.50%
 Institutional            -0.23%                N/A                  0.50%
 Service                  -1.01%                N/A                  0.50%
--------------------------------------------------------------------------------

/1/ The net asset value represents the net assets of the Fund (ex-dividend) divided by the total number of shares. The Fund's performance reflects the reinvestment of dividends and other distributions.

/2/ The 30-Day Standardized Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price per share of the Fund on the last day of the period. This number is compounded semiannually and then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders.

/3/ The Lehman Brothers Government/Mortgage Index does not reflect any fees or expenses.


----------------------------------------------------------------------------------------
STANDARDIZED TOTAL RETURNS
----------------------------------------------------------------------------------------
For the period ending 9/30/99     Class A   Class B   Class C   Institutional   Service
----------------------------------------------------------------------------------------
One Year/4/                        -5.81%    -7.06%    -3.16%       -1.05%      -2.02%
Five Years/4/                       6.39%      N/A       N/A          N/A        7.20%
Since Inception/4/                  5.54%     4.68%     4.31%        5.43%       6.14%
                                  (2/10/93) (5/1/96)  (8/15/97)    (8/15/97)   (2/10/93)/5/
----------------------------------------------------------------------------------------

/4/ The Standardized Total Returns are average annual returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value. These returns reflect a maximum initial sales charge of 4.5% for Class A shares, the assumed deferred sales charge for Class B shares (5% maximum declining to 0% after six years), and the assumed deferred sales charge for Class C shares (1% if redeemed within 12 months of purchase). Because Institutional and Service shares do not involve sales charges, such charges have not been applied to their Standardized Total Returns.

/5/ Performance data for Service shares prior to 8/15/97 is that of Class A shares (excluding the impact of front-end sales charges applicable to Class A shares since Service shares are not subject to any sales charges). Performance of Class A shares in the Fund reflects the expenses applicable to the Fund's Class A shares. The fees applicable to Service shares are different from those applicable to Class A shares which impact performance ratings and rankings for a class of shares.


--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION AS OF 10/31/99/6/
--------------------------------------------------------------------------------
Sector Allocation
--------------------------------------------------------------------------------
Mortgage-Backed Securities                                  59.7%
Asset-Backed Securities                                     15.5%
Cash Equivalents                                            13.2%
U.S. Treasuries                                             12.2%
Agency Debentures                                           10.7%
Municipal Bonds                                              1.7%
--------------------------------------------------------------------------------

/6/ Figures represent a percentage of net assets and may not sum to 100% . The Fund is actively managed and, as such, its composition may differ over time.

     Total return figures represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor's shares, when redeemed, may be worth more or less than their original cost. Performance reflects fee waivers and expense limitations in effect. In their absence, performance would be reduced.

PERFORMANCE OVERVIEW


     Government Income Fund

     Dear Shareholder,

     We are pleased to report on the performance of the Goldman Sachs Government Income Fund for the year ended October 31, 1999.


          Performance Review

          Over the year ended October 31, 1999, the Fund's A, B, C, Institutional, and Service shares generated annual total returns, at net asset value, of -0.63%, -1.29%, -1.29%, -0.23%, and -1.01%, respectively. Over the same time period, the Fund's benchmark, the Lehman Brothers Mutual Fund Government/Mortgage Index, generated a 0.50% annual total return.

          Investment Objective

          The Fund seeks a high level of current income consistent with safety of principal, primarily through investing in U.S. government securities and repurchase agreements collateralized by such securities.

          Portfolio Composition

          During the period, we maintained our strategy of focusing on sectors and securities that we believe will generate a competitive total rate of return relative to the benchmark, while de-emphasizing directional duration management (when the Fund's duration is managed to closely follow that of its benchmark).

          Portfolio Highlights

        . Mortgage-Backed Securities (MBS) (58.1% on October 31, 1998 to 59.7% on October 31, 1999) -- During the 12-month period, we slightly increased the Fund's overweighting to mortgage securities in response to the cheapening of the sector following 1998's liquidity crisis.

        . U.S. Treasuries (16.1% on October 31, 1998 to 12.2% on October 31,
          1999) -- We opportunistically allocated out of the Treasury sector into other sectors throughout the fiscal year.

        . Asset-Backed Securities (ABS) (15.8% on October 31, 1998 to 15.5% on
          October 31, 1999) -- The Fund's position in asset-backed securities remained relatively unchanged during the period under review.

        . Insured Revenue Bonds (Municipal Bonds) (1.8% on October 31, 1998 to
          1.7% on October 31, 1999) -- We maintained a small position in municipal bonds during the period under review.

                                                            PERFORMANCE OVERVIEW


                                 FIXED INCOME
                                  INVESTMENT
                               PROCESS OVERVIEW


--------------------------------------------------------------------------------
                                     Sector
                                   Allocation
--------------------------------------------------------------------------------

Our sector specialists work together to assess relative value among sectors and create investment strategies to meet each fund's objectives.


--------------------------------------------------------------------------------
                                    Security
                                    Selection
--------------------------------------------------------------------------------

In selecting securities for each portfolio, our fixed income teams have access to the vast resources of Goldman Sachs.


--------------------------------------------------------------------------------
                                   Yield Curve
                                   Strategies
--------------------------------------------------------------------------------

We adjust the term structure of our portfolios based on our expectations of the relationship between short- and long-term interest rates, while keeping each fund's duration close to its benchmark.


          Portfolio Outlook

          Our outlook remains somewhat guarded, especially as we approach year-end. We continue to expect that uncertainty surrounding Y2K may add to existing investor skittishness and lead to pockets of spread volatility going forward. As a result, we will continue to approach the management of the Fund opportunistically -- reallocating assets only where we believe relative value exists.

          Over the long term, we favor mortgages, specifically seasoned non-agency mortgages and, in particular, mortgage-related non-amortizing (NAS) asset- backed securities offering strong upside potential.

          Over the short term, we anticipate that heavy issuance in the ABS sector will place pressure on spreads. However, the resulting increased supply should have a long-term positive influence on the sector.

          We thank you for your investment and look forward to your continued confidence.


          Goldman Sachs U.S. Fixed Income Investment Management Team

          November 30, 1999

FUND BASICS


Core Fixed Income Fund
as of October 31, 1999


                             Assets Under Management

                                 $312.6 Million

                                 NASDAQ SYMBOLS

                                 Class A Shares

                                      GCFIX

                                 Class B Shares

                                      GCFBX

                                 Class C Shares

                                      GCFCX

                              Institutional Shares

                                      GSFIX

                                 Service Shares

                                      GSCSX


--------------------------------------------------------------------------------
 PERFORMANCE REVIEW
--------------------------------------------------------------------------------
 October 31, 1998-  Fund Total Return         30-Day          Lehman Aggregate
 October 31, 1999    (based on NAV)/1/  Standardized Yield/2/    Bond Index/3/
--------------------------------------------------------------------------------
 Class A                 -0.68%                6.17%                 0.54%
 Class B                 -1.47%                5.71%                 0.54%
 Class C                 -1.51%                5.72%                 0.54%
 Institutional           -0.37%                6.87%                 0.54%
 Service                 -0.87%                6.37%                 0.54%
--------------------------------------------------------------------------------

/1/The net asset value represents the net assets of the Fund (ex-dividend) divided by the total number of shares. The Fund's performance reflects the reinvestment of dividends and other distributions.

/2/The 30-Day Standardized Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price per share of the Fund on the last day of the period. This number is compounded semiannually and then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders.

/3/The Lehman Aggregate Bond Index does not reflect any fees or expenses.


----------------------------------------------------------------------------------------
 STANDARDIZED TOTAL RETURNS
----------------------------------------------------------------------------------------
 For the period ending 9/30/99    Class A   Class B   Class C   Institutional   Service
----------------------------------------------------------------------------------------
 One Year/4/                       -6.06%    -7.18%    -3.40%       -1.20%      -1.70%

 Since Inception/4/                 3.98%     3.94%     4.14%        6.15%       5.83%
                                 (5/1/97)  (5/1/97) (8/15/97)     (1/5/94)   (3/13/96)
----------------------------------------------------------------------------------------

/4/The Standardized Total Returns are average annual returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value. These returns reflect a maximum initial sales charge of 4.5% for Class A shares, the assumed deferred sales charge for Class B shares (5% maximum declining to 0% after six years) and the assumed deferred sales charge for Class C shares (1% if redeemed within 12 months of purchase). Because Institutional and Service shares do not involve sales charges, such charges have not been applied to their Standardized Total Returns.


--------------------------------------------------------------------------------
 PORTFOLIO COMPOSITION AS OF 10/31/99/5/
--------------------------------------------------------------------------------
 Sector Allocation
--------------------------------------------------------------------------------
 Mortgage-Backed Securities          42.6%  U.S. Treasuries                 4.2%
 Corporate Bonds                     35.0%  Emerging Market Debt            1.7%
 Cash Equivalents                    15.9%  Sovereign Credit                1.3%
 Asset-Backed Securities              9.6%  Agency Debentures               0.7%
--------------------------------------------------------------------------------

/5/Figures represent a percentage of net assets and may not sum to 100%. The
   Fund is actively managed and, as such, its composition may differ over time.

   Total return figures represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor's shares, when redeemed, may be worth more or less than their original cost. Performance reflects fee waivers and expense limitations in effect. In their absence, performance would be reduced.

                                                            PERFORMANCE OVERVIEW

Core Fixed Income Fund


Dear Shareholder,
We are pleased to report on the performance of the Goldman Sachs Core Fixed Income Fund for the year ended October 31, 1999.

          Performance Review

          Over the year ended October 31, 1999, the Fund's A, B, C, Institutional, and Service share classes generated annual total returns, at net asset value, of -0.68%, -1.47%, -1.51%, -0.37%, and
          -0.87%, respectively. Over the same time period, the Fund's benchmark, the Lehman Brothers Aggregate Bond Index, generated a return of 0.54%.

          Investment Objective

          The Fund seeks total return consisting of capital appreciation and income that exceeds that of the Lehman Brothers Aggregate Bond Index, primarily through fixed-income securities, including securities issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored enterprises, corporate debt securities, mortgage-backed securities and asset-backed securities.

          Portfolio Composition

          During the period, we maintained our strategy of focusing on sectors and securities that we believe will generate a competitive total rate of return relative to the benchmark, while de-emphasizing directional duration management (when the Fund's duration is managed to closely follow that of its benchmark). Therefore, during the period under review, we underweighted Treasury and agency securities relative to the benchmark, and overweighted corporate, mortgage- and asset-backed, and emerging market debt securities.

          Portfolio Highlights

          . Mortgage-Backed Securities (MBS) (39.2% on October 31, 1998 to 42.6% on October 31, 1999) -- We increased the Fund's overweighting of mortgage securities during the period in response to the cheapening of the sector following 1998's liquidity crisis. Currently, MBS remain attractive relative to the sector's historical long-term trading range.

          . Corporates (28.3% on October 31, 1998 to 35.0% on October 31, 1999)
            -- We increased the Fund's allocation to corporates after spreads widened dramatically in September and October 1998. Since then, despite some supply pressures and Y2K-related issues, the position has remained relatively unchanged as we believe that the corporate sector represents attractive value.

          . Asset-Backed Securities (ABS) (11.9% on October 31, 1998 to 9.6% on
            October 31, 1999) -- The Fund's position in asset-backed securities decreased slightly during the period as we opportunistically allocated out of the sector into mortgage-backed securities and corporates.

PERFORMANCE OVERVIEW


                                 FIXED INCOME
                                  INVESTMENT
                               PROCESS OVERVIEW


--------------------------------------------------------------------------------
                                     Sector
                                   Allocation
--------------------------------------------------------------------------------

Our sector specialists work together to assess relative value among sectors and create investment strategies to meet each fund's objectives.


--------------------------------------------------------------------------------
                                    Security
                                    Selection
--------------------------------------------------------------------------------

In selecting securities for each portfolio, our fixed income teams have access to the vast resources of Goldman Sachs.


--------------------------------------------------------------------------------
                                   Yield Curve
                                   Strategies
--------------------------------------------------------------------------------

We adjust the term structure of our portfolios based on our expectations of the relationship between short- and long-term interest rates, while keeping each fund's duration close to its benchmark.


          . U.S. Treasuries (17.5% on October 31, 1998 to 4.2% on October 31,
            1999) -- The Fund's position in U.S. Treasuries declined as we increased holdings in spread sectors.

          . Emerging Market Debt (EMD) (1.4% on October 31, 1998 to 1.7% on
            October 31, 1999) -- Early in the period, we chose to increase exposure to EMD as global risk factors such as Brazil, Asia and commodities prices all pointed toward a more stable outlook for spreads. Since then, we have reduced our exposure to Asia, as we feel that most of the spread tightening has run its course there. However, we remain very comfortable with credit fundamentals there and in other emerging regions.

          Portfolio Outlook

          Going forward, we continue to expect that uncertainty surrounding Y2K may increase investor nervousness and lead to pockets of spread volatility going forward. As a result, we will continue to approach the management of fixed income portfolios opportunistically -- that is, reallocating assets based upon the results of relative value analysis.

          Based on our fundamental view of the corporate sector and the domestic economy, we will continue to overweight corporates versus the benchmark. Likewise, our outlook for the mortgage market remains positive. We feel that these securities are attractively valued and, therefore, we believe that we are well compensated for liquidity and prepayment risks. In the EMD sector, given our outlook for a favorable global macroeconomic landscape in 2000, we feel that there is some additional potential for spread narrowing over the next 12 months. Risks to this scenario include possible political uncertainty in Mexico surrounding presidential elections in July 2000, and the potential need for aggressive monetary policy tightening in the U.S. and Europe should inflation exceed current expectations. Finally, we believe the ABS sector is fairly valued relative to other sectors, but cheap on a historical basis. We feel that spreads may improve as the majority of new issuance is behind us.

          We thank you for your investment and look forward to your continued confidence.


          Goldman Sachs U.S. Fixed Income Investment Management Team

          November 30, 1999

                                                                     FUND BASICS


Global Income Fund
as of October 31, 1999


                             Assets Under Management

                                 $577.1 Million

                                 NASDAQ SYMBOLS

                                 Class A Shares

                                      GSGIX

                                 Class B Shares

                                      GSLBX

                                 Class C Shares

                                      GSLCX

                              Institutional Shares

                                      GSGLX

                                 Service Shares

                                      GGISX

--------------------------------------------------------------------------------
PERFORMANCE REVIEW
--------------------------------------------------------------------------------
October 31, 1998-   Fund Total Return         30-Day          JPM Global Govt.
October 31, 1999     (based on NAV)1    Standardized Yield2     Bond Index3
--------------------------------------------------------------------------------
Class A                  -1.14%                3.69%                 1.09%
Class B                  -1.74%                3.37%                 1.09%
Class C                  -1.68%                3.37%                 1.09%
Institutional            -0.49%                4.52%                 1.09%
Service                  -1.06%                4.02%                 1.09%
--------------------------------------------------------------------------------

1 The net asset value represents the net assets of the Fund (ex-dividend) divided by the total number of shares. The Fund's performance reflects the reinvestment of dividends and other distributions.

2 The 30-Day Standardized Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price per share of the Fund on the last day of the period. This number is compounded semiannually and then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders.

3    The composition and characteristics of the securities in the JP Morgan
     (JPM) Global Government Bond Index (hedged) are not identical to those of the Fund. Also, unlike the Fund's return, the Index's return does not reflect any fees or expenses.


----------------------------------------------------------------------------------------
STANDARDIZED TOTAL RETURNS
----------------------------------------------------------------------------------------
For the period ending 9/30/99     Class A   Class B   Class C   Institutional   Service
----------------------------------------------------------------------------------------
One Year4                          -6.45%    -7.36%    -3.46%       -1.38%      -1.94%
Five Years4                         8.00%      N/A       N/A          N/A        9.06%
Since Inception4                    6.91%     6.09%     5.54%        8.95%       7.55%
                                  (8/2/91)  (5/1/96)  (8/15/97)    (8/1/95)    (8/2/91)5
----------------------------------------------------------------------------------------

4 The Standardized Total Returns are average annual returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value. These returns reflect a maximum initial sales charge of 4.5% for Class A shares, the assumed deferred sales charge for Class B shares (5% maximum declining to 0% after six years), and the assumed deferred sales charge for Class C shares (1% if redeemed within 12 months of purchase). Because Institutional and Service shares do not involve sales charges, such charges have not been applied to their Standardized Total Returns.

5 Performance data for Service shares prior to 3/12/97 is that of Class A shares (excluding the impact of front-end sales charges applicable to Class A shares since Service shares are not subject to any sales charges). Performance of Class A shares in the Fund reflects the expenses applicable to the Fund's Class A shares. The fees applicable to Service shares are different from those applicable to Class A shares which impact performance ratings and rankings for a class of shares.


--------------------------------------------------------------------------------
TOP POSITIONS AS OF 10/31/996
--------------------------------------------------------------------------------
Bonds Denomination                       Bonds Denomination
--------------------------------------------------------------------------------
1. U.S. Dollar                  31.8%     6. Danish Krone                  1.9%
2. Euro Currency                24.7%     7. Swedish Krona                 1.7%
3. Japanese Yen                 19.7%     8. New Zealand Dollar            1.7%
4. British Pound                10.3%     9. U.S. Dollar Cash Equivalents  1.6%
5. German Mark                   3.4%    10. Australian Dollar             0.4%
--------------------------------------------------------------------------------

6 Figures represent a percentage of net assets and may not sum to 100%. The Fund is actively managed and, as such, its composition may differ over time.

     Total return figures represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor's shares, when redeemed, may be worth more or less than their original cost. Performance reflects fee waivers and expense limitations in effect. In their absence performance would be reduced.

PERFORMANCE OVERVIEW


     Global Income Fund


     Dear Shareholder,
     We are pleased to report on the performance of the Goldman Sachs Global Income Fund for the year ended October 31, 1999.


          Performance Review

          Over the year ended October 31, 1999, the Fund's A, B, C, Institutional and Service shares generated annual total returns, at net asset value, of -1.14%, -1.74%, -1.68%, -0.49% and -1.06%, respectively. Over the same time period, the Fund's benchmark, the JP Morgan Global Government Bond Index (hedged into U.S. dollars), generated a 1.09% return.

          The Fund's underperformance versus its benchmark is attributable to several factors. A move to an underweight position in Japanese bonds early in 1999 was detrimental to performance when that market experienced an extended rally beginning mid-year. Additionally, an overweighting to European bonds detracted from performance late in the period when, despite a subdued inflationary environment, the market reacted to signs that the economy was growing at a strong pace. Finally, the UK had a negative impact on performance when the yield curve underwent a sharp inversion. (From March 31, 1999 through October 31, 1999, the 30-year yield remained unchanged, while the five-year yield rose 1.50%.)

          Investment Objective

          The Fund seeks high total return, emphasizing current income, and, to a lesser extent, providing opportunities for capital appreciation primarily through investments in fixed income securities of U.S. and foreign issuers and through transactions in foreign currencies.

          Portfolio Positioning

          The Fund began the year with an overweight position in the Dollar bloc, but moved to an underweight position when analysis led us to believe that the U.S. economy would grow at a fairly robust pace. We added to our positions in Australia and New Zealand, a decision supported by our favorable inflationary outlook for these countries and the existence of tight monetary conditions.

          We maintained an overweight position in Europe relative to the U.S. for much of the period, given the presence of what we viewed as positives for the bond market (weak growth, declining inflation and poor business confidence). As discussed in the Performance Review section, this stance proved detrimental to performance. In Japan, we ended the period as we started it, positioned neutrally, after having moved to an underweight position mid-year.

                                                            PERFORMANCE OVERVIEW

FIXED INCOME
INVESTMENT
PROCESS OVERVIEW


--------------------------------------------------------------------------------
                                     Sector
                                   Allocation
--------------------------------------------------------------------------------

Our sector specialists work together to assess relative value among sectors and create investment strategies to meet each fund's objectives.


--------------------------------------------------------------------------------
                                    Security
                                    Selection
--------------------------------------------------------------------------------

In selecting securities for each portfolio, our fixed income teams have access to the vast resources of Goldman Sachs.


--------------------------------------------------------------------------------
                                   Yield Curve
                                   Strategies
--------------------------------------------------------------------------------

We adjust the term structure of our portfolios based on our expectations of the relationship between short- and long-term interest rates, while keeping each fund's duration close to its benchmark.


          Portfolio Outlook

          We presently favor the U.S. bond market relative to the European bond markets. This position is based on our opinion that the U.S. is at the end of a growth cycle, while the European economies appear poised to enter a period of sustained growth. Although a recent 50-basis-point rate increase by the European Central Bank (ECB) is likely to leave rates on hold through the new year, we believe continued growth will reduce excess capacity. This will likely lead to further rate increases by the ECB, which in turn will place further upward pressure on yields, particularly in the shorter maturities.

          In Japan, we expect continuing improvement in growth, combined with further fiscal stimulus (in the form of a US$17 billion stimulus package), will weigh heavily on the bond market. However, we do not foresee a dramatic increase in Japanese interest rates, as the "zero interest rate" policy adopted by the Bank of Japan is likely to remain in place through much of 2000.

          We thank you for your investment and look forward to your continued confidence.


          Goldman Sachs Global Fixed Income Investment Management Team

          November 30, 1999

GOLDMAN SACHS TAXABLE INVESTMENT GRADE FUNDS


     The Goldman Sachs Advantage

     Founded in 1869, Goldman, Sachs & Co. is a premier financial services firm traditionally known on Wall Street and around the world for its institutional expertise.

          Today, the firm's Asset Management Division provides individual investors the opportunity to tap the resources of a global institutional powerhouse -- and put this expertise to work in their individual portfolios.

          What Sets Goldman Sachs Funds Apart?

                                       1
                           Resources and Relationships

               Our porfolio management teams are located on-site, around the world, in New York, London, Tokyo and Singapore. Their understanding of local economies, markets, industries and cultures helps deliver what many investors want: access to global investment opportunities and consistent, risk-adjusted performance.

                                       2
                                In-Depth Research

               Our team-driven investment processes encourage us to share information, challenge ideas and form fresh opinions that shape investment portfolios. Our growth, value and international equity teams complement this process by performing rigorous, fundamental research and by conduting on-site visits to hundreds of companies each year. Our quantitative CORE equity team conducts its own research and capitalizes on the resources of Goldman Sachs' Global Investment Research Department.

                                       3
                                 Risk Management

               In this, our institutional heritage is clear. Institutions, as well as many individual investors, often look to us to manage the risks of global investing over time in different market environments.


          To learn more about the Goldman Sachs Family of Funds, call your investment professional today.

                                   GOLDMAN SACHS ADJUSTABLE RATE GOVERNMENT FUND

Performance Summary
October 31, 1999

 The following graph shows the value as of October 31, 1999, of a $10,000 in-vestment made on August 1, 1991 in the Institutional shares of the Adjustable Rate Government Fund. For comparative purposes, the performance of the Fund's benchmarks, the six-month and one-year U.S. Treasury Bills ("Six-Month T-Bill/One-Year T-Bill"), as well as the Lehman Brothers Mutual Fund Short (1-2) U.S. Government Index ("Lehman 1-2 Index"), are shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor's shares, when re-deemed, to be worth more or less than their original cost. Performance of Class A, Administration and Service shares will vary from Institutional shares due to differences in fees and loads.

 Adjustable Rate Government Fund's Lifetime Performance

 Growth of a $10,000 Investment, Distributions Reinvested August 1, 1991 to October 31, 1999.(a)

                                    [GRAPH]

               Institutional     Lehman 1-2       One Year      Six Month
                  shares            Index         T - Bill       T - Bill

8/1/91            10,000           10,000          10,000         10,000
Aug-91            10,074           10,120          10,083         10,060
Sep-91            10,136           10,213          10,157         10,117
Oct-91            10,208           10,316          10,235         10,174
Nov-91            10,277           10,415          10,313         10,234
Dec-91            10,333           10,554          10,407         10,300
Jan-92            10,389           10,556          10,435         10,335
Feb-92            10,441           10,588          10,462         10,365
Mar-92            10,474           10,600          10,489         10,397
Apr-92            10,522           10,694          10,550         10,450
May-92            10,588           10,777          10,592         10,489
Jun-92            10,661           10,870          10,648         10,531
Jul-92            10,724           10,979          10,726         10,583
Aug-92            10,779           11,056          10,776         10,617
Sep-92            10,833           11,149          10,845         10,665
Oct-92            10,834           11,100          10,832         10,675
Nov-92            10,843           11,092          10,841         10,698
Dec-92            10,911           11,190          10,901         10,740
Jan-93            10,947           11,288          10,957         10,780
Feb-93            10,996           11,361          10,996         10,808
Mar-93            11,020           11,393          11,027         10,841
Apr-93            11,065           11,455          11,066         10,870
May-93            11,086           11,433          11,056         10,887
Jun-93            11,148           11,505          11,109         10,920
Jul-93            11,188           11,533          11,137         10,949
Aug-93            11,238           11,610          11,187         10,984
Sep-93            11,264           11,647          11,220         11,015
Oct-93            11,282           11,672          11,239         11,039
Nov-93            11,292           11,686          11,260         11,067
Dec-93            11,323           11,728          11,300         11,106
Jan-94            11,355           11,796          11,345         11,142
Feb-94            11,375           11,746          11,333         11,152
Mar-94            11,369           11,717          11,334         11,180
Apr-94            11,352           11,688          11,324         11,197
May-94            11,359           11,709          11,339         11,228
Jun-94            11,384           11,742          11,376         11,277
Jul-94            11,441           11,836          11,445         11,324
Aug-94            11,478           11,876          11,485         11,369
Sep-94            11,485           11,866          11,502         11,400
Oct-94            11,494           11,900          11,547         11,452
Nov-94            11,492           11,861          11,541         11,486
Dec-94            11,543           11,891          11,580         11,536
Jan-95            11,659           12,036          11,696         11,611
Feb-95            11,748           12,178          11,798         11,679
Mar-95            11,804           12,248          11,867         11,739
Apr-95            11,879           12,347          11,935         11,801
May-95            11,991           12,518          12,041         11,872
Jun-95            12,006           12,585          12,111         11,935
Jul-95            12,072           12,644          12,171         11,995
Aug-95            12,139           12,713          12,228         12,054
Sep-95            12,191           12,771          12,279         12,104
Oct-95            12,270           12,865          12,353         12,164
Nov-95            12,346           12,960          12,426         12,223
Dec-95            12,424           13,051          12,496         12,291
Jan-96            12,515           13,154          12,575         12,352
Feb-96            12,549           13,125          12,590         12,396
Mar-96            12,600           13,133          12,625         12,438
Apr-96            12,662           13,158          12,669         12,489
May-96            12,740           13,198          12,715         12,540
Jun-96            12,790           13,286          12,782         12,594
Jul-96            12,855           13,338          12,831         12,649
Aug-96            12,920           13,393          12,891         12,705
Sep-96            13,023           13,500          12,979         12,771
Oct-96            13,114           13,635          13,074         12,832
Nov-96            13,191           13,722          13,139         12,889
Dec-96            13,257           13,744          13,183         12,943
Jan-97            13,323           13,808          13,248         13,000
Feb-97            13,383           13,849          13,297         13,060
Mar-97            13,436           13,854          13,330         13,111
Apr-97            13,545           13,958          13,409         13,173
May-97            13,643           14,051          13,492         13,244
Jun-97            13,712           14,140          13,572         13,308
Jul-97            13,797           14,269          13,669         13,370
Aug-97            13,853           14,297          13,712         13,424
Sep-97            13,921           14,394          13,785         13,493
Oct-97            13,992           14,489          13,861         13,554
Nov-97            14,032           14,529          13,902         13,602
Dec-97            14,087           14,621          13,968         13,665
Jan-98            14,172           14,745          14,058         13,735
Feb-98            14,207           14,769          14,094         13,786
Mar-98            14,264           14,829          14,166         13,854
Apr-98            14,289           14,899          14,232         13,915
May-98            14,346           14,975          14,290         13,976
Jun-98            14,415           15,050          14,359         14,043
Jul-98            14,457           15,121          14,426         14,110
Aug-98            14,530           15,277          14,543         14,183
Sep-98            14,583           15,451          14,661         14,268
Oct-98            14,565           15,531          14,737         14,328
Nov-98            14,558           15,526          14,738         14,366
Dec-98            14,658           15,585          14,790         14,427
Jan-99            14,728           15,643          14,842         14,482
Feb-99            14,761           15,604          14,850         14,521
Mar-99            14,908           15,707          14,940         14,588
Apr-99            14,977           15,759          14,994         14,637
May-99            15,063           15,768          15,034         14,687
Jun-99            15,115           15,816          15,098         14,740
Jul-99            15,139           15,873          15,159         14,805
Aug-99            15,163           15,914          15,206         14,849
Sep-99            15,231           16,008          15,286         14,922
Oct-99            15,302           16,057          15,322         14,978

  Average Annual Total Return through
  October 31, 1999                         Since Inception Five Years One Year
  Class A shares (commenced May 15, 1995)
  Excluding sales charges                       5.41%             n/a    4.65%
  Including sales charges                       5.04%             n/a    3.05%
 -----------------------------------------------------------------------------
  Institutional shares (commenced July
  17, 1991)                                     5.30%           5.89%    5.06%
 -----------------------------------------------------------------------------
  Administration shares (commenced April
  15, 1993)(b)                                  4.94%           5.58%    4.02%
 -----------------------------------------------------------------------------
  Service shares (commenced March 27,
  1997)                                         4.64%             n/a    4.65%
 -----------------------------------------------------------------------------

 (a) For comparative purposes, initial investments are assumed to be made on the first day of the month following commencement of operations.
 (b) The Administration shares were liquidated on July 20, 1999. The returns shown are through termination date. In addition, the one year return number is not annualized.

GOLDMAN SACHS ADJUSTABLE RATE GOVERNMENT FUND

Statement of Investments
October 31, 1999

   Principal              Interest                      Maturity
    Amount                  Rate                          Date                             Value
  Mortgage Backed Obligations - 93.7%
  Adjustable Rate Federal Home Loan Mortgage Corp.
   (FHLMC)# - 25.1%
  $ 1,457,227               6.74%                      07/01/2018                     $ 1,492,972
    3,006,727               7.57                       11/01/2018                       3,061,239
      717,898               6.78                       12/01/2018                         736,520
    4,520,413               6.54                       05/01/2019                       4,595,995
   12,052,166               6.96                       11/01/2019                      12,351,180
    6,353,637               6.61                       01/01/2020                       6,481,727
    2,394,289               6.90                       05/01/2020                       2,463,867
   12,591,158               6.64                       06/01/2020                      12,846,003
   18,745,085               6.96                       02/01/2022                      19,210,713
    3,558,783               6.50                       06/01/2022                       3,640,920
    2,095,445               6.60                       08/01/2022                       2,134,735
    2,840,640               6.46                       09/01/2022                       2,902,424
    3,350,423               6.81                       09/01/2022                       3,433,647
    4,780,226               6.77                       06/01/2024                       4,910,917
    1,832,644               6.31                       02/01/2028                       1,860,701
    2,931,282               6.80                       07/01/2030                       3,008,228
                                                                                      -----------
                                                                                      $85,131,788
 ------------------------------------------------------------------------------------------------
  Adjustable Rate Federal National Mortgage Association
   (FNMA)# - 43.7%
  $   724,246               7.30%                      04/01/2003                     $   719,901
      573,162               7.00                       11/01/2014                         587,044
    3,344,265               5.88                       03/01/2017                       3,365,702
    1,912,424               6.68                       03/01/2017                       1,966,221
    7,154,332               6.82                       04/01/2017                       7,294,771
      343,729               6.70                       11/01/2017                         352,913
    2,601,337               5.59                       03/01/2018                       2,602,586
      619,995               6.46                       03/01/2018                         632,400
      504,891               6.85                       05/01/2018                         515,145
    4,871,631               6.57                       06/01/2018                       5,009,790
    2,653,090               6.56                       07/01/2018                       2,692,462
    3,544,199               6.46                       08/01/2018                       3,621,569
    2,067,465               6.87                       08/01/2018                       2,139,910
    1,070,927               6.61                       10/01/2018                       1,094,519
       98,911               6.47                       11/01/2018                         100,457
    3,245,292               6.66                       11/01/2018                       3,315,780
    8,050,174@              6.49                       12/01/2018                       8,315,105
    2,944,879               6.57                       12/01/2018                       3,014,370
    1,806,206               6.40                       06/01/2019                       1,847,730
      887,001               6.47                       07/01/2019                         905,158
    2,216,684               7.06                       07/01/2019                       2,281,456
      935,946               6.23                       08/01/2019                         953,495
    1,467,291               6.85                       03/01/2020                       1,507,157
   10,838,368               7.12                       05/01/2020                      11,077,137
    4,903,774               6.72                       07/01/2020                       5,020,239
    5,436,587               5.66                       12/25/2020                       5,390,974
    3,035,347               6.85                       01/01/2021                       3,130,687
    2,381,435               6.80                       02/01/2021                       2,452,188
    2,885,569               6.51                       04/01/2021                       2,945,099
   24,376,331               6.73                       09/01/2021                      25,073,250
   11,033,852               6.92                       02/01/2022                      11,349,972
    1,228,832               6.34                       05/20/2022                       1,237,852
    4,195,278               6.90                       06/01/2022                       4,327,555
      920,163               6.80                       08/01/2022                         942,164
 ------------------------------------------------------------------------------------------------

   Principal             Interest                      Maturity
    Amount                 Rate                          Date                              Value
  Mortgage Backed Obligations - (continued)
  Adjustable Rate Federal National Mortgage Association
   (FNMA)# - (continued)
  $ 3,521,061              6.80%                      09/01/2022                     $  3,635,496
    3,519,987              7.07                       02/01/2023                        3,646,495
      174,074              6.22                       12/01/2023                          170,810
    8,198,600              6.40                       06/20/2024                        8,267,222
      383,943              6.79                       09/01/2025                          395,093
    2,737,593              6.58                       08/01/2027                        2,796,616
    1,341,839              6.65                       10/01/2027                        1,373,560
                                                                                     ------------
                                                                                     $148,068,050
 ------------------------------------------------------------------------------------------------
  Adjustable Rate Government National Mortgage Association (GNMA)# - 2.9%
  $ 1,527,072              6.38%                      03/20/2016                     $  1,549,031
    2,999,110              6.63                       08/20/2018                        3,030,990
    3,490,970              6.38                       02/20/2021                        3,540,053
    1,723,747              6.38                       06/20/2022                        1,740,709
                                                                                     ------------
                                                                                     $  9,860,783
 ------------------------------------------------------------------------------------------------
  Federal Home Loan Mortgage Corp. (FHLMC) - 3.9%
  $ 1,088,828              5.50%                      01/01/2013                     $  1,025,031
      370,857              5.50                       03/01/2013                          349,533
    1,758,612              6.50                       03/01/2013                        1,725,093
      100,184              5.50                       04/01/2013                           94,298
    3,697,445              6.50                       04/01/2013                        3,626,972
    1,494,627              6.50                       05/01/2013                        1,466,139
      539,305              5.50                       06/01/2013                          507,621
    3,090,531              6.50                       06/01/2013                        3,034,985
      676,748              5.50                       07/01/2013                          636,989
      786,038              5.50                       08/01/2013                          739,859
       32,959              5.50                       12/01/2013                           31,022
                                                                                     ------------
                                                                                     $ 13,237,542
 ------------------------------------------------------------------------------------------------
  Federal National Mortgage Association (FNMA) - 2.9%
  $ 5,460,590              7.00%                      10/01/2002                     $  5,478,282
    4,350,687              8.00                       11/01/2017                        4,459,411
                                                                                     ------------
                                                                                     $  9,937,693
 ------------------------------------------------------------------------------------------------
  Government National Mortgage Association (GNMA) - 1.1%
  $ 3,678,182              6.50%                      08/15/2027                     $  3,537,933
 ------------------------------------------------------------------------------------------------
  Collateralized Mortgage Obligations - 14.1%
  Inverse Floater# - 1.1%
  FNMA Series 1993-189, Class SA
  $ 3,884,257              9.75%                      10/25/2023                     $  3,806,028
 ------------------------------------------------------------------------------------------------
  IOette. - 0.1%
  FNMA Remic Trust Series 1990-145, Class B
  $    13,359             46.87%                      12/25/2020                     $    278,794
 ------------------------------------------------------------------------------------------------
  Planned Amortization Class (PAC) CMOs - 4.0%
  FHLMC Series 1475, Class H
  $ 4,000,000              6.75%                      04/15/2006                     $  4,013,720
  FHLMC Series 2055, Class OD
   10,000,000              6.00                       01/15/2012                        9,534,300
                                                                                     ------------
                                                                                     $ 13,548,020
 ------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                   GOLDMAN SACHS ADJUSTABLE RATE GOVERNMENT FUND


   Principal             Interest                  Maturity
     Amount                Rate                      Date                          Value
  Mortgage Backed Obligations - (continued)
  Regular Floater CMOs# - 1.1%
  FHLMC Series 2130, Class FC
  $   3,880,205              5.76%                03/15/2029                 $  3,720,845
 ----------------------------------------------------------------------------------------
  Sequential Fixed Rate CMOs - 7.8%
  FHLMC Series 1169, Class D
  $     851,000              7.00%                05/15/2021                 $    851,528
  FHLMC Series 2064, Class M
      7,300,000              6.00                 06/15/2028                    6,716,657
  FNMA Remic Trust Series 1993-14, Class A
      2,951,873              6.00                 02/25/2008                    2,905,263
  FNMA Remic Trust Series 1993-144, Class B
      4,178,279              9.00                 11/25/2017                    4,185,006
  FNMA Remic Trust Series G93-39, Class A
      2,595,979              5.70                 08/25/2016                    2,569,681
  FNMA Remic Trust Series G97-4, Class C
      6,693,177              7.50                 06/17/2024                    6,702,882
  FNMA Series 1996-22, Class B
      2,502,605              7.25                 02/25/2024                    2,494,397
                                                                             ------------
                                                                             $ 26,425,414
 ----------------------------------------------------------------------------------------
  TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS                                  $ 47,779,101
 ----------------------------------------------------------------------------------------
  TOTAL MORTGAGE BACKED OBLIGATIONS
  (Cost $322,856,317)                                                        $317,552,890
 ----------------------------------------------------------------------------------------

  Principal             Interest                      Maturity
    Amount                Rate                          Date                              Value
 Agency Debentures - 3.0%
  Federal National Mortgage Association (FNMA)
  $7,500,000              5.63%                      04/24/2002                     $  7,350,000
   3,000,000              6.17                       01/15/2008                        2,827,620
 -----------------------------------------------------------------------------------------------
  TOTAL AGENCY DEBENTURES
  (Cost $10,175,964)                                                                $ 10,177,620
 -----------------------------------------------------------------------------------------------
 Repurchase Agreement - 2.8%
  Joint Repurchase Agreement Account
  $9,400,000              5.33%                      11/01/1999                     $  9,400,000
 -----------------------------------------------------------------------------------------------
  TOTAL REPURCHASE AGREEMENT
  (Cost $9,400,000)                                                                 $  9,400,000
 -----------------------------------------------------------------------------------------------
  TOTAL INVESTMENTS
  (Cost $342,432,281)                                                               $337,130,510
 -----------------------------------------------------------------------------------------------

 # Variable rate security. Coupon rate disclosed is that which is in effect at
   October 31, 1999.
 @ A portion of this security is segregated as collateral for initial margin requirement on futures transactions.
 . Represents security with notional or nominal principal amount. The actual effective yield of this security is different than the stated coupon due to the amortization of related premiums.
 The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Performance Summary
October 31, 1999

 The following graph shows the value as of October 31, 1999, of a $10,000 in-vestment made on September 1, 1988 in the Institutional shares of the Goldman Sachs Short Duration Government Fund. For comparative purposes, the perfor-mance of the Fund's benchmark (the U.S. 2-Year Treasury Bill ("Two-Year T-Bill")), as well as the Lehman Brothers Mutual Fund Short (1-3) U.S. Government Index ("Lehman Short (1-3) Gov't Index"), are shown. This perfor-mance data represents past performance and should not be considered indica-tive of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor's shares, when redeemed, to be worth more or less than their original cost. Performance of Class A, Class B, Class C, Administration and Service shares will vary from Institutional shares due to differences in fees and loads.

 Short Duration Government Fund's Lifetime Performance

 Growth of a $10,000 Investment, Distributions Reinvested September 1, 1988 to October 31, 1999.(a)

                                    [GRAPH]


                                         Lehman Short
              Institutional shares     (1-3) Gov't Index       Two-Year T-Bill

9/1/88               10,000                 10,000                  10,000
Sep-88               10,129                 10,116                  10,109
Oct-88               10,257                 10,218                  10,211
Nov-88               10,221                 10,193                  10,169
Dec-88               10,226                 10,215                  10,367
Jan-89               10,315                 10,296                  10,455
Feb-89               10,335                 10,297                  10,443
Mar-89               10,359                 10,340                  10,473
Apr-89               10,515                 10,509                  10,622
May-89               10,673                 10,657                  10,785
Jun-89               10,887                 10,855                  10,992
Jul-89               11,040                 11,015                  11,157
Aug-89               10,936                 10,950                  11,063
Sep-89               11,008                 11,013                  11,118
Oct-89               11,189                 11,184                  11,276
Nov-89               11,287                 11,284                  11,366
Dec-89               11,336                 11,327                  11,402
Jan-90               11,323                 11,340                  11,391
Feb-90               11,386                 11,400                  11,431
Mar-90               11,445                 11,434                  11,463
Apr-90               11,461                 11,461                  11,475
May-90               11,616                 11,638                  11,654
Jun-90               11,732                 11,760                  11,783
Jul-90               11,864                 11,902                  11,928
Aug-90               11,896                 11,945                  11,964
Sep-90               11,993                 12,040                  12,052
Oct-90               12,110                 12,173                  12,184
Nov-90               12,225                 12,291                  12,300
Dec-90               12,365                 12,436                  12,451
Jan-91               12,468                 12,553                  12,547
Feb-91               12,534                 12,634                  12,608
Mar-91               12,623                 12,718                  12,696
Apr-91               12,743                 12,840                  12,805
May-91               12,809                 12,917                  12,892
Jun-91               12,859                 12,965                  12,963
Jul-91               13,030                 13,077                  13,088
Aug-91               13,158                 13,256                  13,274
Sep-91               13,334                 13,396                  13,419
Oct-91               13,433                 13,541                  13,555
Nov-91               13,592                 13,681                  13,694
Dec-91               13,588                 13,889                  13,911
Jan-92               13,568                 13,870                  13,879
Feb-92               13,585                 13,912                  13,916
Mar-92               13,577                 13,908                  13,905
Apr-92               13,668                 14,034                  14,022
May-92               13,820                 14,164                  14,164
Jun-92               13,984                 14,307                  14,335
Jul-92               14,152                 14,471                  14,507
Aug-92               14,276                 14,588                  14,643
Sep-92               14,384                 14,726                  14,785
Oct-92               14,274                 14,642                  14,684
Nov-92               14,261                 14,620                  14,648
Dec-92               14,406                 14,756                  14,789
Jan-93               14,569                 14,911                  14,958
Feb-93               14,698                 15,030                  15,089
Mar-93               14,707                 15,076                  15,131
Apr-93               14,793                 15,168                  15,231
May-93               14,763                 15,132                  15,167
Jun-93               14,905                 15,245                  15,289
Jul-93               14,937                 15,279                  15,319
Aug-93               15,087                 15,406                  15,457
Sep-93               15,082                 15,455                  15,509
Oct-93               15,066                 15,489                  15,533
Nov-93               15,038                 15,492                  15,540
Dec-93               15,120                 15,554                  15,596
Jan-94               15,238                 15,652                  15,697
Feb-94               15,159                 15,557                  15,595
Mar-94               15,026                 15,477                  15,517
Apr-94               14,962                 15,419                  15,446
May-94               14,998                 15,439                  15,457
Jun-94               15,027                 15,477                  15,501
Jul-94               15,158                 15,616                  15,642
Aug-94               15,208                 15,668                  15,684
Sep-94               15,183                 15,632                  15,643
Oct-94               15,216                 15,668                  15,680
Nov-94               15,156                 15,602                  15,615
Dec-94               15,189                 15,632                  15,636
Jan-95               15,400                 15,844                  15,869
Feb-95               15,613                 16,060                  16,094
Mar-95               15,687                 16,150                  16,177
Apr-95               15,860                 16,294                  16,323
May-95               16,142                 16,572                  16,628
Jun-95               16,206                 16,662                  16,716
Jul-95               16,226                 16,728                  16,775
Aug-95               16,317                 16,829                  16,868
Sep-95               16,426                 16,911                  16,949
Oct-95               16,581                 17,051                  17,095
Nov-95               16,747                 17,196                  17,249
Dec-95               16,861                 17,327                  17,376
Jan-96               17,058                 17,474                  17,524
Feb-96               16,976                 17,406                  17,433
Mar-96               16,963                 17,392                  17,410
Apr-96               16,982                 17,409                  17,415
May-96               17,019                 17,447                  17,444
Jun-96               17,160                 17,575                  17,571
Jul-96               17,214                 17,643                  17,633
Aug-96               17,322                 17,708                  17,690
Sep-96               17,502                 17,870                  17,856
Oct-96               17,703                 18,072                  18,062
Nov-96               17,833                 18,205                  18,200
Dec-96               17,844                 18,209                  18,194
Jan-97               17,942                 18,296                  18,264
Feb-97               18,001                 18,340                  18,298
Mar-97               17,986                 18,325                  18,288
Apr-97               18,176                 18,475                  18,440
May-97               18,290                 18,604                  18,565
Jun-97               18,444                 18,733                  18,694
Jul-97               18,675                 18,937                  18,912
Aug-97               18,661                 18,956                  18,920
Sep-97               18,836                 19,100                  19,059
Oct-97               18,954                 19,241                  19,209
Nov-97               18,974                 19,289                  19,233
Dec-97               19,091                 19,419                  19,367
Jan-98               19,307                 19,605                  19,570
Feb-98               19,289                 19,623                  19,569
Mar-98               19,349                 19,697                  19,638
Apr-98               19,426                 19,792                  19,721
May-98               19,547                 19,898                  19,820
Jun-98               19,626                 20,000                  19,916
Jul-98               19,728                 20,093                  20,003
Aug-98               19,992                 20,356                  20,294
Sep-98               20,232                 20,612                  20,572
Oct-98               20,233                 20,712                  20,680
Nov-98               20,107                 20,691                  20,581
Dec-98               20,187                 20,770                  20,639
Jan-99               20,309                 20,850                  20,692
Feb-99               20,213                 20,756                  20,548
Mar-99               20,439                 20,896                  20,692
Apr-99               20,496                 20,962                  20,737
May-99               20,449                 20,956                  20,706
Jun-99               20,481                 21,017                  20,753
Jul-99               20,496                 21,081                  20,802
Aug-99               20,492                 21,131                  20,850
Sep-99               20,677                 21,270                  20,974
Oct-99               20,736                 21,327                  20,983

  Average Annual Total Return
  through October 31, 1999       Since Inception Ten Years Five Years One Year
  Class A shares (commenced May
  1, 1997)
  Excluding sales charges             4.99%          n/a       n/a       1.97%
  Including sales charges             4.14%          n/a       n/a      -0.04%
 -----------------------------------------------------------------------------
  Class B shares (commenced May
  1, 1997)
  Excluding contingent deferred
  sales charges                       4.44%          n/a       n/a       1.56%
  Including contingent deferred
  sales charges                       4.02%          n/a       n/a      -0.47%
 -----------------------------------------------------------------------------
  Class C shares (commenced Au-
  gust 15, 1997)
  Excluding contingent deferred
  sales charges                       3.65%          n/a       n/a       1.21%
  Including contingent deferred
  sales charges                       3.65%          n/a       n/a       0.19%
 -----------------------------------------------------------------------------
  Institutional shares (com-
  menced August 15, 1988)             6.75%        6.36%     6.38%       2.49%
 -----------------------------------------------------------------------------
  Administration shares (com-
  menced February 28, 1996)(b)        5.52%          n/a       n/a       1.57%
 -----------------------------------------------------------------------------
  Service shares (commenced
  April 10, 1996)                     5.35%          n/a       n/a       1.97%
 -----------------------------------------------------------------------------

 (a) For comparative purposes, initial investments are assumed to be made on the first day of the month following commencement of operations.
 (b) The Administration shares were liquidated on July 20, 1999. The returns shown are through termination date. In addition, the one year return number is not annualized.

                                    GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Statement of Investments
October 31, 1999

   Principal             Interest                    Maturity
    Amount                 Rate                        Date                             Value

  Mortgage Backed Obligations - 92.0%
  Adjustable Rate Federal Home Loan Mortgage Corp.
  (FHLMC)# - 5.1%
  $   950,768              6.50%                    08/01/2017                    $    965,476
      848,592@             7.26                     05/01/2018                         848,176
    2,674,998              6.80                     06/01/2018                       2,738,395
      965,843              6.78                     12/01/2018                         990,897
    4,230,013              6.96                     02/01/2022                       4,335,086
    1,219,602              7.76                     10/01/2025                       1,246,226
                                                                                  ------------
                                                                                  $ 11,124,256
 ---------------------------------------------------------------------------------------------
  Adjustable Rate Federal National Mortgage
  Association (FNMA)# - 15.3%
  $ 1,375,589              7.00%                    11/01/2014                    $  1,408,906
    2,423,248              6.69                     11/01/2017                       2,461,948
    2,830,042              7.36                     02/01/2018                       2,872,371
    2,515,753              6.52                     06/01/2018                       2,539,804
    2,386,872              6.87                     03/01/2019                       2,427,902
    5,375,289              7.13                     05/01/2020                       5,493,707
    3,399,219              6.71                     12/01/2020                       3,457,685
    3,642,416              6.85                     01/01/2021                       3,756,824
      920,163              6.81                     08/01/2022                         942,164
    2,732,609              7.99                     01/01/2023                       2,789,650
    3,469,960              6.51                     07/01/2028                       3,490,884
    1,847,875              6.80                     01/01/2031                       1,904,752
                                                                                  ------------
                                                                                  $ 33,546,597
 ---------------------------------------------------------------------------------------------
  Federal Home Loan Mortgage Corp. (FHLMC) - 16.1%
  $   908,645              6.50%                    04/01/2013                    $    891,317
    1,841,891              6.50                     05/01/2013                       1,806,785
      924,267              6.50                     06/01/2013                         906,641
    5,942,776              5.50                     01/01/2014                       5,593,638
    4,248,684              8.00                     01/01/2028                       4,336,292
      758,462              7.00                     08/01/2028                         745,189
    1,017,392              7.00                     09/01/2028                         999,588
    6,994,245              7.00                     09/01/2029                       6,873,664
   13,000,000              7.50                     TBA-30 yr*                      13,030,000
                                                                                  ------------
                                                                                  $ 35,183,114
 ---------------------------------------------------------------------------------------------
  Federal National Mortgage Association (FNMA) - 8.3%
  $ 3,854,534              7.00%                    10/01/2002                    $  3,867,022
    1,004,396              8.50                     05/01/2010                       1,029,817
       32,712              6.00                     08/01/2010                          31,669
       31,015              6.00                     11/01/2010                          30,027
       92,864              6.00                     01/01/2011                          89,730
      141,407              6.00                     02/01/2011                         136,778
    4,542,829              6.00                     03/01/2011                       4,395,900
    1,926,070              6.00                     04/01/2011                       1,862,288
    2,128,103              6.00                     05/01/2011                       2,056,280
      331,372              6.00                     06/01/2011                         320,188
      234,400              6.00                     07/01/2011                         226,489
      661,331              6.00                     09/01/2011                         639,011
       61,249              6.00                     12/01/2011                          59,181
       67,423              6.00                     01/01/2012                          65,148
      349,529              6.00                     03/01/2012                         337,733
 ---------------------------------------------------------------------------------------------

   Principal             Interest                      Maturity
    Amount                 Rate                          Date                              Value

  Mortgage Backed Obligations - (continued)
  Federal National Mortgage Association (FNMA) - (continued)
  $   253,206              6.00%                      04/01/2013                     $    244,661
      322,006              6.00                       11/01/2013                          311,138
      553,742              6.00                       01/01/2014                          526,914
    2,025,596              6.00                       03/01/2014                        1,885,703
                                                                                     ------------
                                                                                     $ 18,115,677
 ------------------------------------------------------------------------------------------------
  Government National Mortgage Association (GNMA) - 5.8%
  $ 1,058,601              6.50%                      06/15/2008                     $  1,045,983
      609,251              6.50                       07/15/2008                          601,989
    1,914,366              6.50                       08/15/2008                        1,891,547
    1,159,194              6.50                       09/15/2008                        1,145,376
      187,778              6.50                       10/15/2008                          185,539
       53,699              6.50                       11/15/2008                           53,059
      134,371              9.00                       12/15/2008                          140,630
       95,095              6.50                       01/15/2009                           93,847
      181,069              9.00                       01/15/2009                          189,767
       15,761              6.50                       03/15/2009                           15,573
       79,145              6.50                       04/15/2009                           78,106
      814,805              6.50                       05/15/2009                          804,106
       80,097              6.50                       07/15/2009                           79,046
       81,580              6.50                       11/15/2009                           80,509
       63,240              9.00                       01/15/2010                           66,429
      578,502              9.00                       07/15/2012                          604,893
    3,959,961              7.00                       10/15/2023                        3,910,461
    1,839,091              6.50                       08/15/2027                        1,768,966
                                                                                     ------------
                                                                                     $ 12,755,826
 ------------------------------------------------------------------------------------------------
  Collateralized Mortgage Obligations - 41.4%
  Interest Only. - 0.3%
  FHLMC Series 1161, Class U
  $    23,190             12.00%                      11/15/2021                     $    637,302
 ------------------------------------------------------------------------------------------------
  Inverse Floater# - 2.0%
  FNMA Remic Trust Series 1990-134, Class SC
  $   968,144             13.44%                      11/25/2020                     $  1,045,295
  FNMA Remic Trust Series 1991-42, Class S
      392,814              8.16                       05/25/2021                          369,520
  FNMA Remic Trust Series 1993-164, Class SD
    1,500,000              7.07                       09/25/2008                        1,400,430
  FNMA Remic Trust Series 1993-231, Class SA
    1,681,686              6.19                       12/25/2008                        1,539,399
                                                                                     ------------
                                                                                     $  4,354,644
 ------------------------------------------------------------------------------------------------
  Inverse Floating Rate - Interest Only#. - 0.0%
  FHLMC Series 1684, Class JD
  $ 1,190,506              3.94%                      08/15/2020                     $     46,656
  FNMA Remic Trust Series 1993-110, Class SC
      331,660              3.74                       04/25/2019                            3,505
                                                                                     ------------
                                                                                     $     50,161
 ------------------------------------------------------------------------------------------------

      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Statement of Investments
October 31, 1999

   Principal             Interest                      Maturity
    Amount                 Rate                          Date                              Value

  Mortgage Backed Obligations - (continued)
  Planned Amortization Class (PAC) CMOs - 15.5%
  FHLMC Series 1556, Class G
  $ 2,000,000              6.35%                      10/15/2010                     $  1,990,620
  FHLMC Series 16, Class PG
    7,500,000              6.35                       03/25/2018                        7,474,200
  FHLMC Series 1916, Class PC
    3,700,000              6.75                       12/15/2011                        3,638,136
  FHLMC Series 1987, Class L
    4,000,000              6.20                       08/25/2022                        3,830,280
  FHLMC Series 2055, Class OD
    3,000,000              6.00                       01/15/2012                        2,860,290
  FHLMC Series 2130, Class QY
    2,810,256              8.50                       02/15/2019                        2,928,174
  FHLMC Series 2149, Class TF
    1,500,000              6.50                       05/15/2024                        1,439,565
  FNMA Remic Trust Series 1997-84, Class PA
    4,000,000              5.90                       11/25/2021                        3,803,720
  FNMA Remic Trust Series G93-31, Class PJ
    3,000,000              6.55                       10/25/2020                        2,960,970
  FNMA Series G93-32, Class PH
    3,000,000              6.50                       11/25/2022                        2,927,460
                                                                                     ------------
                                                                                     $ 33,853,415
 ------------------------------------------------------------------------------------------------
  Planned Amortization-Interest Only. - 0.2%
  FHLMC Series 1587, Class HA
  $ 4,410,726              6.50%                      10/15/2008                     $    369,619
 ------------------------------------------------------------------------------------------------
  Principal Only& - 1.3%
  FNMA Remic Trust Series G92-28, Class A
  $ 3,364,206              6.09%                      05/25/2007                     $  2,828,524
 ------------------------------------------------------------------------------------------------
  Regular Floater CMOs# - 0.7%
  FHLMC Series 1684, Class JC
  $ 1,190,506              5.06%                      08/15/2020                     $  1,180,827
  FNMA Remic Trust Series 1993-110, Class FC
      331,660              5.26                       04/25/2019                          329,895
                                                                                     ------------
                                                                                     $  1,510,722
 ------------------------------------------------------------------------------------------------
  Sequential Fixed Rate CMOs - 19.9%
  FHLMC Series 1033, Class G
  $ 1,238,318              8.00%                      01/15/2006                     $  1,260,372
  FHLMC Series 1468, Class ZB
    5,026,891              9.00                       02/15/2021                        5,324,685
  FHLMC Series 1812, Class D
    1,213,885              6.00                       07/15/2008                        1,206,674
  FHLMC Series 1998, Class DB
    3,012,161              9.50                       01/17/2025                        3,128,611
  FHLMC Series 2152, Class AB
    2,965,868              6.25                       01/15/2026                        2,837,565
  FNMA Remic Trust Series 1960-16, Class E
    6,056,201              9.00                       03/25/2020                        6,357,254
  FNMA Remic Trust Series 1989-74, Class J
    1,607,403              9.80                       10/25/2019                        1,692,852
  FNMA Remic Trust Series 1992-119, Class Z
    3,565,208              8.00                       07/25/2022                        3,568,880
  FNMA Remic Trust Series 1993-33, Class ZA
    6,707,326              7.50                       09/25/2021                        6,730,735
 ------------------------------------------------------------------------------------------------

   Principal             Interest                    Maturity
     Amount                Rate                        Date                            Value

  Mortgage Backed Obligations - (continued)
  Sequential Fixed Rate CMOs - (continued)
  FNMA Remic Trust Series G97-4, Class C
  $   7,789,185              7.50%                   06/17/2024                  $  7,800,479
  FNMA Series 1988-12, Class A
      2,089,166             10.00                    02/25/2018                     2,188,382
  GNMA Remic Trust Series 1995-3, Class DQ
      1,345,071              8.05                    06/16/2025                     1,375,469
                                                                                 ------------
                                                                                 $ 43,471,958
 --------------------------------------------------------------------------------------------
  Super Floater# - 0.7%
  FNMA Remic Trust Series 88-12, Class B
  $   1,649,342              2.98%                   02/25/2018                  $  1,585,672
 --------------------------------------------------------------------------------------------
  Support - 0.8%
  FHLMC Series 16, Class M
  $   2,000,000              7.00%                   08/25/2023                  $  1,868,420
 --------------------------------------------------------------------------------------------
  TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS                                      $ 90,530,437
 --------------------------------------------------------------------------------------------
  TOTAL MORTGAGE BACKED OBLIGATIONS
  (Cost $204,106,315)                                                            $201,255,907
 --------------------------------------------------------------------------------------------
  Agency Debentures - 6.9%
  Federal Farm Credit Bank
  $   3,600,000              5.88%                   07/02/2001                  $  3,578,040
  Federal Home Loan Bank
      1,600,000              5.13                    02/26/2002                     1,559,280
  Federal Home Loan Mortgage Corp.
      3,000,000              5.63                    02/20/2004                     2,880,600
  Federal National Mortgage Association
      1,600,000              5.75                    04/15/2003                     1,570,125
  Small Business Administration
      1,379,731              7.20                    06/01/2017                     1,373,964
      1,906,996              6.30                    05/01/2018                     1,808,482
      2,397,019              6.30                    06/01/2018                     2,273,260
 --------------------------------------------------------------------------------------------
  TOTAL AGENCY DEBENTURES
  (Cost $15,414,333)                                                             $ 15,043,751
 --------------------------------------------------------------------------------------------
  U.S. Treasury Obligation - 1.1%
  United States Treasury Note
  $   2,500,000              5.75%                   11/30/2002                  $  2,489,450
 --------------------------------------------------------------------------------------------
  TOTAL U.S. TREASURY OBLIGATION
  (Cost $2,495,312)                                                              $  2,489,450
 --------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                    GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND


   Principal             Interest                      Maturity
    Amount                 Rate                          Date                              Value

  Repurchase Agreement - 8.4%

  Joint Repurchase Agreement Account
  $18,300,000              5.33%                      11/01/1999                     $ 18,300,000
 ------------------------------------------------------------------------------------------------
  TOTAL REPURCHASE AGREEMENT
  (Cost $18,300,000)                                                                 $ 18,300,000
 ------------------------------------------------------------------------------------------------
  TOTAL INVESTMENTS
  (Cost $240,315,960)                                                                $237,089,108
 ------------------------------------------------------------------------------------------------

 # Variable rate security. Coupon rate disclosed is that which is in effect at
   October 31, 1999.
 * TBA (To Be Assigned) securities are purchased on a forward commitment basis with an approximate (generally +/ -2.5%) principal amount and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.
 . Represents security with notional or nominal principal amount. The actual effective yield of this security is different than the stated coupon due to the amortization of related premiums.
 & Security is issued with a zero coupon. The interest rate disclosed represents effective yield to maturity.
 @ A portion of this security is segregated as collateral for initial margin requirement on futures transactions.

 The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GOVERNMENT INCOME FUND

Performance Summary
October 31, 1999

 The following graph shows the value as of October 31, 1999, of a $10,000 in-vestment made on March 1,1993 in Class A shares (with the maximum sales charge of 4.5%) of the Goldman Sachs Government Income Fund. For comparative purposes, the performance of the Fund's benchmark (the Lehman Brothers Mutual Fund Government/Mortgage Index ("Lehman Gov't/MBS Index")), as well as the Lehman Brothers Mutual Fund General U.S. Government Index ("Lehman U.S. Gov't Index"), are shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctu-ate with changes in market conditions. These performance fluctuations will cause an investor's shares, when redeemed, to be worth more or less than their original cost. Performance of Class B, Class C, Institutional and Serv-ice shares will vary from Class A due to differences in fees and loads.

 Government Income Fund's Lifetime Performance

 Growth of a $10,000 Investment, Distributions Reinvested March 1, 1993 to October 31, 1999.(a)

                                    [GRAPH]

           Class A shares    Lehman Gov't/MBS Index   Lehman U.S. Gov't Index
3/1/93          9,550                   10,000                  10,000
Mar-93          9,565                   10,043                  10,033
Apr-93          9,658                   10,111                  10,110
May-93          9,621                   10,124                  10,099
Jun-93          9,793                   10,296                  10,323
Jul-93          9,856                   10,351                  10,386
Aug-93          9,995                   10,518                  10,618
Sep-93         10,009                   10,547                  10,658
Oct-93         10,036                   10,584                  10,699
Nov-93          9,963                   10,502                  10,581
Dec-93         10,019                   10,557                  10,622
Jan-94         10,145                   10,688                  10,768
Feb-94         10,028                   10,514                  10,540
Mar-94          9,776                   10,265                  10,302
Apr-94          9,695                   10,186                  10,221
May-94          9,701                   10,192                  10,208
Jun-94          9,702                   10,168                  10,184
Jul-94          9,866                   10,362                  10,372
Aug-94          9,874                   10,374                  10,374
Sep-94          9,744                   10,228                  10,227
Oct-94          9,737                   10,221                  10,219
Nov-94          9,717                   10,197                  10,201
Dec-94          9,813                   10,266                  10,263
Jan-95          9,993                   10,468                  10,454
Feb-95         10,216                   10,707                  10,679
Mar-95         10,267                   10,768                  10,746
Apr-95         10,407                   10,914                  10,887
May-95         10,786                   11,321                  11,326
Jun-95         10,852                   11,400                  11,413
Jul-95         10,836                   11,380                  11,371
Aug-95         10,941                   11,508                  11,505
Sep-95         11,052                   11,615                  11,615
Oct-95         11,187                   11,766                  11,792
Nov-95         11,338                   11,933                  11,976
Dec-95         11,493                   12,096                  12,146
Jan-96         11,568                   12,175                  12,221
Feb-96         11,373                   11,979                  11,972
Mar-96         11,307                   11,899                  11,872
Apr-96         11,256                   11,838                  11,796
May-96         11,231                   11,813                  11,776
Jun-96         11,389                   11,969                  11,928
Jul-96         11,419                   12,004                  11,958
Aug-96         11,418                   11,987                  11,932
Sep-96         11,602                   12,186                  12,130
Oct-96         11,838                   12,444                  12,397
Nov-96         12,035                   12,646                  12,612
Dec-96         11,930                   12,540                  12,484
Jan-97         11,968                   12,583                  12,497
Feb-97         11,994                   12,609                  12,515
Mar-97         11,881                   12,481                  12,382
Apr-97         12,054                   12,668                  12,560
May-97         12,143                   12,783                  12,668
Jun-97         12,282                   12,929                  12,810
Jul-97         12,608                   13,250                  13,174
Aug-97         12,510                   13,156                  13,043
Sep-97         12,681                   13,342                  13,239
Oct-97         12,870                   13,542                  13,468
Nov-97         12,907                   13,602                  13,536
Dec-97         13,042                   13,737                  13,678
Jan-98         13,223                   13,917                  13,884
Feb-98         13,206                   13,905                  13,846
Mar-98         13,252                   13,951                  13,885
Apr-98         13,300                   14,020                  13,947
May-98         13,422                   14,145                  14,091
Jun-98         13,534                   14,270                  14,251
Jul-98         13,574                   14,311                  14,273
Aug-98         13,846                   14,589                  14,644
Sep-98         14,108                   14,897                  15,039
Oct-98         14,025                   14,858                  14,988
Nov-98         14,004                   14,890                  14,993
Dec-98         14,040                   14,936                  15,026
Jan-99         14,124                   15,030                  15,113
Feb-99         13,900                   14,793                  14,754
Mar-99         13,994                   14,868                  14,812
Apr-99         14,027                   14,916                  14,846
May-99         13,903                   14,805                  14,715
Jun-99         13,844                   14,766                  14,685
Jul-99         13,787                   14,710                  14,664
Aug-99         13,760                   14,710                  14,664
Sep-99         13,913                   14,882                  14,783
Oct-99         13,937                   14,933                  14,807


  Average Annual Total Return through                                   One
  October 31, 1999                        Since Inception Five Years   Year
  Class A shares (commenced February 10,
  1993)
  Excluding sales charges                      6.22%           7.43% -0.63%
  Including sales charges                      5.49%           6.46% -5.08%
 --------------------------------------------------------------------------
  Class B shares (commenced May 1, 1996)
  Excluding contingent deferred sales
  charges                                      5.53%             n/a -1.29%
  Including contingent deferred sales
  charges                                      4.62%             n/a -6.23%
 --------------------------------------------------------------------------
  Class C shares (commenced August 15,
  1997)
  Excluding contingent deferred sales
  charges                                      4.23%             n/a -1.29%
  Including contingent deferred sales
  charges                                      4.23%             n/a -2.28%
 --------------------------------------------------------------------------
  Institutional shares (commenced August
  15, 1997)                                    5.31%             n/a -0.23%
 --------------------------------------------------------------------------
  Service shares (commenced August 15,
  1997)                                        4.72%             n/a -1.01%
 --------------------------------------------------------------------------

 (a) For comparative purposes, initial investments are assumed to be made on the first day of the month following commencement of operations.

                                            GOLDMAN SACHS GOVERNMENT INCOME FUND

Statement of Investments
October 31, 1999

   Principal             Interest                      Maturity
    Amount                 Rate                          Date                              Value

  Mortgage Backed Obligations - 59.7%
  Federal Home Loan Mortgage Corp. (FHLMC) - 27.3%
  $ 2,717,899              6.50%                      08/01/2010                     $  2,685,257
      737,780              6.00                       12/01/2013                          710,113
    6,933,244              5.50                       01/01/2014                        6,529,866
       26,891              7.00                       03/01/2024                           26,547
       80,967              7.00                       04/01/2024                           79,930
      617,611              7.00                       08/01/2028                          606,803
      800,220              7.00                       09/01/2028                          786,216
    3,381,304              7.00                       04/01/2029                        3,322,248
      999,183              7.00                       09/01/2029                          981,957
    1,998,341              7.00                       10/01/2029                        1,963,889
    3,000,000              7.00                       TBA-30 yr*                        2,947,500
   11,500,000              7.50                       TBA-30 yr*                       11,521,563
                                                                                     ------------
                                                                                     $ 32,161,889
 ------------------------------------------------------------------------------------------------
  Federal National Mortgage Association (FNMA) - 4.1%
  $   348,545              6.50%                      08/01/2025                     $    336,562
      209,128              6.50                       09/01/2025                          201,676
      210,038              6.50                       10/01/2025                          202,554
      282,411              6.50                       11/01/2025                          272,967
      361,374              6.50                       12/01/2025                          347,094
       18,025              6.50                       05/01/2026                           17,383
       39,108              6.50                       03/01/2028                           37,471
      738,942              6.50                       04/01/2028                          707,995
      952,159              6.50                       05/01/2028                          912,282
      766,401              6.50                       06/01/2028                          734,305
      909,894              6.50                       07/01/2028                          871,788
       99,488              6.50                       08/01/2028                           95,322
      101,179              6.50                       09/01/2028                           96,942
                                                                                     ------------
                                                                                     $  4,834,341
 ------------------------------------------------------------------------------------------------
  Government National Mortgage Association (GNMA) - 12.2%
  $    83,773              9.00%                      10/15/2019                     $     88,564
       73,768              9.00                       12/15/2019                           77,986
      195,381              7.00                       03/15/2023                          192,939
      566,263              7.00                       05/15/2023                          559,184
      190,239              7.00                       06/15/2023                          187,861
    1,531,766              7.00                       07/15/2023                        1,512,619
      552,095              7.00                       08/15/2023                          545,194
      569,654              7.00                       09/15/2023                          562,534
    1,253,015              7.00                       10/15/2023                        1,236,289
      489,100              7.00                       11/15/2023                          482,987
      580,818              7.00                       12/15/2023                          573,558
      925,188              6.50                       03/15/2028                          884,129
      973,729              6.50                       10/15/2028                          930,515
      998,098              6.50                       11/15/2028                          954,562
      480,467              6.50                       01/15/2029                          459,144
    3,897,480              6.50                       02/15/2029                        3,724,510
      471,805              6.50                       03/15/2029                          451,042
      466,597              6.50                       04/15/2029                          445,889
      426,401              6.50                       05/15/2029                          407,478
      111,804              6.50                       08/15/2029                          106,893
                                                                                     ------------
                                                                                     $ 14,383,877
 ------------------------------------------------------------------------------------------------

   Principal            Interest                     Maturity
    Amount                Rate                         Date                            Value

 Mortgage Backed Obligations - (continued)
  Collateralized Mortgage Obligations - 16.1%
  Interest Only. - 0.1%
  FNMA Interest-Only Stripped Security Series 151, Class 2
  $   273,991               9.50%                   07/01/2022                   $     78,173
 --------------------------------------------------------------------------------------------
  Inverse Floater# - 2.2%
  FNMA Remic Trust Series 1993-164, Class SD
  $   500,000               7.07%                   09/25/2008                   $    466,810
  FNMA Remic Trust Series 1993-231, Class SA
    1,261,264               6.19                    12/25/2008                      1,154,549
  FNMA Remic Trust Series 1993-138, Class SM
      921,052               9.47                    12/25/2021                        935,770
                                                                                 ------------
                                                                                 $  2,557,129
 --------------------------------------------------------------------------------------------
  Inverse Floating Rate--Interest Only#. - 0.2%
  Salomon Brothers Mortgage Securities VII Series 1996-6E, Class A2
  $ 7,535,771             3.66%                     03/30/2025                   $    202,938
 --------------------------------------------------------------------------------------------
  Non-Agency CMOs - 1.2%
  Commercial Mortgage Asset Trust Series 1999-C1, Class A3
  $   250,000             6.64%                     09/17/2010                   $    236,388
  CS First Boston Mortgage Securities Corp. Series 1997-C2, Class A2
      800,000             6.52                      07/17/2007                        768,688
  First Union-Lehman Brothers Commercial Mortgage Services Series 1997-
  C1, Class A2
      400,000             7.30                      12/18/2006                        400,308
                                                                                 ------------
                                                                                 $  1,405,384
 --------------------------------------------------------------------------------------------
  Planned Amortization Class (PAC) CMOs - 7.3%
  FHLMC Series 2055, Class OD
  $ 4,000,000             6.00%                     01/15/2012                   $  3,813,720
  FNMA Remic Trust Series 1997-84, Class PB
    2,000,000             5.50                      01/25/2008                      1,889,360
  GE Capital Mortgage Services, Inc. Series 1997-8, Class A13
    2,923,705             7.25                      10/25/2027                      2,922,030
                                                                                 ------------
                                                                                 $  8,625,110
 --------------------------------------------------------------------------------------------
  Principal Only& - 0.1%
  FNMA Remic Trust Series G-35, Class N
  $   233,517             6.22%                     10/25/2021                   $    185,250
 --------------------------------------------------------------------------------------------
  Sequential Fixed Rate CMOs - 2.3%
  Citicorp Mortgage Securities, Inc. Series 1993-11, Class A6
  $   400,489             6.25%                     09/25/2008                   $    387,417
  FNMA Remic Trust Series 1998-58, Class VA
      917,663             6.00                      10/25/2008                        882,186
  GE Capital Mortgage Services, Inc. Series 1995-1, Class A8
    1,406,403             8.40                      02/25/2025                      1,407,121
                                                                                 ------------
                                                                                 $  2,676,724
 --------------------------------------------------------------------------------------------

      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GOVERNMENT INCOME FUND

Statement of Investments
October 31, 1999

   Principal             Interest                      Maturity
    Amount                 Rate                          Date                              Value

  Mortgage Backed Obligations - (continued)
  Support - 2.7%
  FHLMC Series 16, Class M
  $ 1,000,000              7.00%                      08/25/2023                     $    934,210
  Housing Securities, Inc. Series 1994-1, Class A13
    1,455,585              6.50                       03/25/2009                        1,324,218
  Salomon Brothers Mortgage Securities VII Series 1996-6H, Class A1
    1,000,000              6.00                       09/30/2008                          950,400
                                                                                     ------------
                                                                                     $  3,208,828
 ------------------------------------------------------------------------------------------------
  TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS                                          $ 18,939,536
 ------------------------------------------------------------------------------------------------
  TOTAL MORTGAGE BACKED OBLIGATIONS
  (Cost $71,701,778)                                                                 $ 70,319,643
 ------------------------------------------------------------------------------------------------
  Agency Debentures - 10.7%
  Federal Home Loan Bank
  $ 1,000,000              5.68%                      12/03/2007                     $    974,840
  Federal Home Loan Mortgage Corp.
    4,000,000              5.75                       07/15/2003                        3,898,680
  Financing Corp. Stripped Securities - Principal Only&
    2,000,000              7.10                       03/07/2013                          785,620
  Small Business Administration
    1,776,208              6.70                       12/01/2016                        1,722,868
    1,504,151              7.15                       03/01/2017                        1,487,380
    1,234,662              7.50                       04/01/2017                        1,243,687
      713,773              7.30                       05/01/2017                          711,846
      953,498              6.30                       05/01/2018                          904,241
      958,808              6.30                       06/01/2018                          909,304
 ------------------------------------------------------------------------------------------------
  TOTAL AGENCY DEBENTURES
  (Cost $12,972,183)                                                                 $ 12,638,466
 ------------------------------------------------------------------------------------------------
  Asset-Backed Securities - 15.5%
  Auto - 4.3%
  Americredit Automobile Receivables Trust Series 1997-D, Class A3
  $ 1,300,000              6.24%                      09/05/2003                     $  1,288,702
  Arcadia Automobile Receivables Trust Series 1998-C, Class A3
    2,500,000              5.67                       08/15/2006                        2,450,391
  CPS Auto Grantor Trust Series 1996-3, Class A
      962,223              6.30                       08/15/2002                          957,113
  Fasco Auto Trust Series 1996-1, Class A
      234,017              6.65                       11/15/2001                          234,254
  Olympic Automobile Receivables Trust Series 1994-B, Class A2
       66,852              6.85                       06/15/2001                           66,862
                                                                                     ------------
                                                                                     $  4,997,322
 ------------------------------------------------------------------------------------------------

   Principal             Interest                    Maturity
    Amount                 Rate                        Date                            Value

  Asset-Backed Securities - (continued)
  Credit Card - 6.1%
  Discover Card Master Trust I Series 1999-2, Class A
  $ 2,500,000              5.90%                    10/15/2004                   $  2,488,425
  Fingerhut Master Trust Series 1998-2, Class A
    2,750,000              6.23                     02/15/2007                      2,703,168
  MBNA Master Credit Card Trust Series 1998-C, Class A#
    2,000,000              5.46                     11/15/2005                      1,992,500
  Metris Master Trust Series 1996-1, Class A
       39,333              6.45                     02/20/2002                         39,333
                                                                                 ------------
                                                                                 $  7,223,426
 --------------------------------------------------------------------------------------------
  Home Equity# - 1.5%
  AFC Home Equity Loan Trust Series 1997-1, Class A
  $   438,233              5.63%                    03/25/2027                   $    438,812
  First Franklin Mortgage Loan Series 1997-FF2, Class A
      482,102              5.68                     08/25/2028                        481,438
  First Franklin Mortgage Loan Series 1997-FF3, Class A2
      890,619              5.63                     11/20/2027                        886,192
                                                                                 ------------
                                                                                 $  1,806,442
 --------------------------------------------------------------------------------------------
  Lease - 2.9%
  AESOP Funding II LLC Series 1998-1, Class A+
  $ 2,000,000              6.14%                    05/20/2006                   $  1,895,960
  First Sierra Receivables Series 1998-1, Class A4
    1,600,000              5.63                     08/12/2004                      1,555,808
                                                                                 ------------
                                                                                 $  3,451,768
 --------------------------------------------------------------------------------------------
  Manufactured Housing - 0.7%
  Mid-State Trust Series 4, Class A
  $   801,461              8.33%                    04/01/2030                   $    822,916
 --------------------------------------------------------------------------------------------
  TOTAL ASSET-BACKED SECURITIES
  (Cost $18,608,066)                                                             $ 18,301,874
 --------------------------------------------------------------------------------------------
  Insured Revenue Bond - 1.7%
  New Jersey Economic Development Authority Series A
  $ 2,000,000              7.43%                    02/15/2029                   $  1,977,300
 --------------------------------------------------------------------------------------------
  TOTAL INSURED REVENUE BOND
  (Cost $2,000,000)                                                              $  1,977,300
 --------------------------------------------------------------------------------------------
  U.S. Treasury Obligations - 12.2%
  United States Treasury Interest-Only Stripped Securities.
  $   920,000              6.38%                    05/15/2008                   $    537,271
    2,000,000              6.56                     05/15/2012                        889,800
    2,100,000              6.60                     02/15/2014                        828,114
  United States Treasury Principal-Only Stripped Securities&
    2,000,000              6.09                     11/15/2004                      1,467,520
    3,900,000              6.26                     08/15/2005                      2,730,351
    5,950,000              6.55                     11/15/2009                      3,112,623
    5,450,000              6.60                     05/15/2017                      1,739,150
      650,000              6.60                     02/15/2019                        185,250
    3,400,000@             6.57                     05/15/2020                        897,736
 --------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                            GOLDMAN SACHS GOVERNMENT INCOME FUND

   Principal             Interest                      Maturity
    Amount                 Rate                          Date                              Value

  U.S. Treasury Obligations - (continued)
  United States Treasury Bond
  $ 1,400,000              7.88%                      02/15/2021                     $  1,619,184
  United States Treasury Note
      350,000              5.75                       11/30/2002                          348,523
 ------------------------------------------------------------------------------------------------
  TOTAL U.S. TREASURY OBLIGATIONS
  (Cost $15,197,486)                                                                 $ 14,355,522
 ------------------------------------------------------------------------------------------------
  Repurchase Agreement - 13.2%
  Joint Repurchase Agreement Account
  $15,500,000              5.33%                      11/01/1999                     $ 15,500,000
 ------------------------------------------------------------------------------------------------
  TOTAL REPURCHASE AGREEMENT
  (Cost $15,500,000)                                                                 $ 15,500,000
 ------------------------------------------------------------------------------------------------
  TOTAL INVESTMENTS
  (Cost $135,979,513)                                                                $133,092,805
 ------------------------------------------------------------------------------------------------

 * TBA (To Be Assigned) securities are purchased on a forward commitment basis with an approximate (generally +/ -2.5%) principal amount and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.
 . Represents security with notional or nominal principal amount. The actual effective yield of this security is different than the stated coupon due to the amortization of related premiums.
 # Variable rate security. Coupon rate disclosed is that which is in effect at
   October 31, 1999.
 & Security is issued with a zero coupon. The interest rate disclosed represents effective yield to maturity.
 ++Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounted to $1,895,960 as of October 31, 1999.
 @ A portion of this security is segregated as collateral for initial margin requirement on futures transactions.

 The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

Performance Summary
October 31, 1999

 The following graph shows the value as of October 31, 1999, of a $10,000 in-vestment made on January 5, 1994 (commencement of operations) in the Institu-tional shares of the Goldman Sachs Core Fixed Income Fund. For comparative purposes, the performance of the Fund's benchmark (the Lehman Brothers Aggre-gate Bond Index ("Lehman Aggregate Index")) is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor's shares, when redeemed, to be worth more or less than their original cost. Performance of Class A, Class B, Class C, Administration and Service shares will vary from Institu-tional shares due to differences in fees and loads.

 Core Fixed Income Fund's Lifetime Performance

 Growth of a $10,000 Investment, Distributions Reinvested January 5, 1994 to October 31, 1999.

                                    [GRAPH]

                Institutional shares         Lehman Aggregate Index
1/5/94                 10,000                         10,000
Jan-94                 10,157                         10,135
Feb-94                  9,964                          9,959
Mar-94                  9,759                          9,713
Apr-94                  9,678                          9,635
May-94                  9,672                          9,634
Jun-94                  9,644                          9,613
Jul-94                  9,825                          9,804
Aug-94                  9,842                          9,816
Sep-94                  9,710                          9,672
Oct-94                  9,700                          9,663
Nov-94                  9,680                          9,642
Dec-94                  9,780                          9,708
Jan-95                  9,957                          9,900
Feb-95                 10,186                         10,136
Mar-95                 10,248                         10,198
Apr-95                 10,388                         10,341
May-95                 10,788                         10,741
Jun-95                 10,862                         10,819
Jul-95                 10,843                         10,795
Aug-95                 10,979                         10,926
Sep-95                 11,080                         11,032
Oct-95                 11,224                         11,175
Nov-95                 11,393                         11,343
Dec-95                 11,550                         11,502
Jan-96                 11,621                         11,578
Feb-96                 11,424                         11,376
Mar-96                 11,332                         11,297
Apr-96                 11,276                         11,233
May-96                 11,268                         11,211
Jun-96                 11,436                         11,361
Jul-96                 11,464                         11,392
Aug-96                 11,457                         11,372
Sep-96                 11,653                         11,570
Oct-96                 11,898                         11,827
Nov-96                 12,120                         12,029
Dec-96                 12,016                         11,918
Jan-97                 12,057                         11,955
Feb-97                 12,085                         11,984
Mar-97                 11,955                         11,851
Apr-97                 12,121                         12,029
May-97                 12,225                         12,143
Jun-97                 12,380                         12,288
Jul-97                 12,726                         12,620
Aug-97                 12,615                         12,512
Sep-97                 12,808                         12,696
Oct-97                 12,991                         12,880
Nov-97                 13,020                         12,940
Dec-97                 13,159                         13,070
Jan-98                 13,332                         13,238
Feb-98                 13,320                         13,227
Mar-98                 13,374                         13,273
Apr-98                 13,430                         13,342
May-98                 13,568                         13,469
Jun-98                 13,692                         13,583
Jul-98                 13,722                         13,612
Aug-98                 13,971                         13,834
Sep-98                 14,258                         14,157
Oct-98                 14,180                         14,083
Nov-98                 14,138                         14,162
Dec-98                 14,206                         14,205
Jan-99                 14,305                         14,307
Feb-99                 14,042                         14,057
Mar-99                 14,155                         14,135
Apr-99                 14,209                         14,179
May-99                 14,076                         14,055
Jun-99                 13,997                         14,010
Jul-99                 13,964                         13,952
Aug-99                 13,931                         13,944
Sep-99                 14,087                         14,106
Oct-99                 14,127                         14,158


  Average Annual Total Return through
  October 31, 1999                         Since Inception Five Years One Year
  Class A shares (commenced May 1, 1997)
  Excluding sales charges                       5.93%         n/a       -0.68%
  Including sales charges                       3.99%         n/a       -5.13%
 -----------------------------------------------------------------------------
  Class B shares (commenced May 1, 1997)
  Excluding contingent deferred sales
  charges                                       5.15%         n/a       -1.47%
  Including contingent deferred sales
  charges                                       3.88%         n/a       -6.40%
 -----------------------------------------------------------------------------
  Class C shares (commenced August 15,
  1997)
  Excluding contingent deferred sales
  charges                                       4.06%         n/a       -1.51%
  Including contingent deferred sales
  charges                                       4.06%         n/a       -2.49%
 -----------------------------------------------------------------------------
  Institutional shares (commenced January
  5, 1994)                                      6.11%        7.81%      -0.37%
 -----------------------------------------------------------------------------
  Administration shares (commenced Febru-
  ary 28, 1996)(a)                              6.19%         n/a       -0.13%
 -----------------------------------------------------------------------------
  Service shares (commenced March 13,
  1996)                                         5.76%         n/a       -0.87%
 -----------------------------------------------------------------------------

 (a) The Administration shares were liquidated on July 20, 1999. The returns shown are through termination date. In addition, the one year return number is not annualized.

                                            GOLDMAN SACHS CORE FIXED INCOME FUND

Statement of Investments
October 31, 1999

   Principal             Interest                      Maturity
    Amount                 Rate                          Date                              Value
 ------------------------------------------------------------------------------------------------
  Corporate Bonds - 35.0%
 ------------------------------------------------------------------------------------------------
  Aerospace/Defense - 0.5%
  Raytheon Co.
  $   250,000              6.45%                      08/15/2002                     $    244,800
    1,300,000              5.70                       11/01/2003                        1,226,264
                                                                                     ------------
                                                                                     $  1,471,064
 ------------------------------------------------------------------------------------------------
  Airlines - 1.1%
  Continental Airlines, Inc.
  $   325,234              7.75%                      07/02/2014                     $    326,388
      529,965              8.56                       07/02/2014                          547,814
  Northwest Airlines, Inc.
    1,989,581              8.97                       01/02/2015                        2,010,590
  NWA Trust
      136,715              8.26                       03/10/2006                          137,332
  US Airways, Inc.
      522,974              6.76                       04/15/2008                          486,167
                                                                                     ------------
                                                                                     $  3,508,291
 ------------------------------------------------------------------------------------------------
  Automotive - 2.9%
  Chrysler Financial Corp.
  $   430,000              6.09%                      04/06/2001                     $    428,280
  DaimlerChrysler NA Holding Corp.
    1,000,000              6.90                       09/01/2004                          997,240
  Ford Capital BV
      325,000              9.88                       05/15/2002                          347,958
  Ford Motor Co.
      500,000              6.63                       10/01/2028                          444,785
  Ford Motor Credit Co.
      150,000              6.00                       01/14/2003                          146,530
      740,000              6.13                       04/28/2003                          722,899
  General Motors Acceptance Corp.
    1,500,000              6.10                       06/01/2001                        1,484,226
      375,000              9.63                       12/15/2001                          396,555
    1,500,000              5.91                       03/11/2002                        1,472,505
  The Hertz Corp.
    1,075,000              6.70                       06/15/2002                        1,070,550
    1,200,000              6.00                       01/15/2003                        1,166,976
      500,000              7.00                       07/15/2003                          495,670
                                                                                     ------------
                                                                                     $  9,174,174
 ------------------------------------------------------------------------------------------------
  Automotive Parts - 0.7%
  The Pep Boys-Manny, Moe & Jack
  $   550,000              6.75%                      03/10/2004                     $    506,897
      100,000              6.52                       07/16/2007                           94,988
  TRW, Inc.++
    1,600,000              6.63                       06/01/2004                        1,552,379
                                                                                     ------------
                                                                                     $  2,154,264
 ------------------------------------------------------------------------------------------------
  Broker Dealer - 0.1%
  World Financial Properties++
  $   473,237              6.91%                      09/01/2013                     $    450,806
 ------------------------------------------------------------------------------------------------
  Building Materials - 0.5%
  Owens Corning
  $ 1,445,000              7.50%                      05/01/2005                     $  1,391,636
 ------------------------------------------------------------------------------------------------

  Principal             Interest                      Maturity
    Amount                Rate                          Date                              Value
 ------------------------------------------------------------------------------------------------
  Corporate Bonds - (continued)
 ------------------------------------------------------------------------------------------------
  Commercial Banks - 5.0%
  Bank of America Corp.
  $  110,000              7.75%                      07/15/2002                     $    112,593
     400,000              7.50                       10/15/2002                          407,004
     730,000              7.88                       12/01/2002                          749,761
   1,200,000              9.20                       05/15/2003                        1,286,995
     700,000              6.38                       05/15/2005                          678,776
     810,000              7.25                       10/15/2025                          757,293
  Bayerische Landesbank Girozentrale
     600,000              5.88                       12/01/2008                          547,524
  Citicorp
     900,000              8.00                       02/01/2003                          930,078
  Dime Bancorp, Inc.
     810,000              6.38                       01/30/2001                          802,767
  First Union Corp.
   1,200,000              7.10                       08/15/2004                        1,205,112
  Long Island Savings Bank
   2,650,000              6.20                       04/02/2001                        2,610,488
  Merita Bank Ltd.
     650,000              6.50                       04/01/2009                          599,710
  National Westminster Bank PLC
     790,000              7.38                       10/01/2009                          783,688
  Security Pacific Corp.
     995,000             11.50                       11/15/2000                        1,042,850
  The Bank of New York Co., Inc.
   1,100,000              7.88                       11/15/2002                        1,135,167
  The Money Store, Inc.
     630,000              7.30                       12/01/2002                          636,206
  Wells Fargo & Co.
   1,440,000              6.63                       07/15/2004                        1,427,774
                                                                                    ------------
                                                                                    $ 15,713,786
 -----------------------------------------------------------------------------------------------
  Conglomerates - 0.9%
  Tyco International Group SA
  $  975,000              5.88%                      11/01/2004                     $    918,060
   1,850,000              6.38                       06/15/2005                        1,766,399
                                                                                    ------------
                                                                                    $  2,684,459
 -----------------------------------------------------------------------------------------------
  Consumer Cyclicals - 0.4%
  Cendant Corp.
  $1,100,000              7.50%                      12/01/2000                     $  1,102,486
  USI American Holdings, Inc.
     150,000              7.25                       12/01/2006                          138,734
                                                                                    ------------
                                                                                    $  1,241,220
 -----------------------------------------------------------------------------------------------
  Consumer Non-Durables - 0.2%
  AMETEK, Inc.
  $  600,000              7.20%                      07/15/2008                     $    546,312
 -----------------------------------------------------------------------------------------------
  Consumer Products - 0.5%
  Nabisco, Inc.
  $1,650,000              6.00%                      02/15/2001                     $  1,629,095
 -----------------------------------------------------------------------------------------------

      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

Statement of Investments
October 31, 1999

   Principal             Interest                      Maturity
    Amount                 Rate                          Date                              Value
 ------------------------------------------------------------------------------------------------
  Corporate Bonds - (continued)
 ------------------------------------------------------------------------------------------------
  Credit Card Banks - 1.5%
  Capital One Bank
  $   600,000              6.66%                      02/03/2000                     $    600,090
      400,000              6.88                       04/24/2000                          400,212
      800,000              6.58                       04/17/2001                          798,160
      650,000              6.15                       06/01/2001                          639,931
    1,000,000              6.48                       01/28/2002                          983,330
      350,000              6.38                       02/15/2003                          337,505
  Capital One Financial Corp.
      355,000              7.25                       12/01/2003                          346,278
  Providian National Bank
      705,000              6.65                       02/01/2004                          677,519
                                                                                     ------------
                                                                                     $  4,783,025
 ------------------------------------------------------------------------------------------------
  Electric - 0.8%
  Cal Energy Corp.++
  $   116,825              6.77%                      09/15/2003                     $    113,742
  Mid American Energy Holdings Corp.
    1,000,000              7.23                       09/15/2005                          989,420
  Niagara Mohawk Power Corp.
      650,000              6.88                       04/01/2003                          652,067
      400,000              7.38                       08/01/2003                          401,728
      314,000              8.00                       06/01/2004                          322,808
  Salton Sea Funding Corp.
       56,550              7.02                       05/30/2000                           56,644
                                                                                     ------------
                                                                                     $  2,536,409
 ------------------------------------------------------------------------------------------------
  Energy - 1.1%
  Norsk Hydro ASA
  $   260,000              7.15%                      01/15/2029                     $    232,830
  Occidental Petroleum Corp.
      505,000              6.50                       04/01/2005                          487,365
      425,000              7.65                       02/15/2006                          421,851
      375,000              7.20                       04/01/2028                          335,730
  The Williams Cos., Inc.
    2,030,000              6.13                       02/15/2002                        1,996,119
                                                                                     ------------
                                                                                     $  3,473,895
 ------------------------------------------------------------------------------------------------
  Finance Companies - 1.8%
  Associates Corp. of North America
  $   950,000              5.75%                      11/01/2003                     $    914,686
    1,000,000              6.00                       07/15/2005                          950,800
  Comdisco, Inc.
    3,000,000              6.13                       01/15/2003                        2,881,620
  Household Finance Corp.
      900,000              5.88                       11/01/2002                          872,859
                                                                                     ------------
                                                                                     $  5,619,965
 ------------------------------------------------------------------------------------------------
  Environmental - 1.0%
  Republic Services, Inc.
  $ 1,545,000              6.63%                      05/15/2004                     $  1,413,969
  Waste Management, Inc.
    1,225,000              6.25                       10/15/2000                        1,182,725
      700,000              6.38                       12/01/2003                          607,845
                                                                                     ------------
                                                                                     $  3,204,539
 ------------------------------------------------------------------------------------------------

  Principal             Interest                      Maturity
    Amount                Rate                          Date                             Value
 ------------------------------------------------------------------------------------------------
  Corporate Bonds - (continued)
 ------------------------------------------------------------------------------------------------
  Insurance Companies - 1.2%
  American General Finance Corp.
  $1,200,000              6.55%                      06/24/2002                     $ 1,191,540
     780,000              5.75                       11/01/2003                         746,460
  Conseco, Inc.
   1,190,000              8.50                       10/15/2002                       1,191,011
  MIC Financing Trust I++
     360,000              8.38                       02/01/2027                         330,578
  PXRE Capital Trust I
     165,000              8.85                       02/01/2027                         120,775
                                                                                    -----------
                                                                                    $ 3,580,364
 ----------------------------------------------------------------------------------------------
  Media-Cable - 1.4%
  Time Warner Entertainment Co.
  $2,850,000              9.63%                      05/01/2002                     $ 3,016,411
  Time Warner, Inc.
     400,000              7.98                       08/15/2004                         411,632
   1,000,000              6.85                       01/15/2026                         993,330
                                                                                    -----------
                                                                                    $ 4,421,373
 ----------------------------------------------------------------------------------------------
  Media-Non Cable - 3.3%
  CBS Corp.
  $  665,000              6.88%                      09/01/2003                     $   656,242
  J. Seagram & Sons, Inc.
   1,050,000              6.25                       12/15/2001                       1,034,019
  News America Holdings, Inc.
   1,000,000              8.63                       02/01/2003                       1,034,110
   1,500,000              8.50                       02/15/2005                       1,557,570
     400,000              8.00                       10/17/2016                         394,176
     600,000              7.13                       04/08/2028                         525,408
  PanAmSat Corp.
   2,650,000              6.13                       01/15/2005                       2,369,497
  Viacom, Inc.
   2,250,000              6.75                       01/15/2003                       2,221,448
     455,000              7.75                       06/01/2005                         461,115
                                                                                    -----------
                                                                                    $10,253,585
 ----------------------------------------------------------------------------------------------
  Mortgage Banks - 1.8%
  Countrywide Capital Corp. III
  $1,080,000              8.05%                      06/15/2027                     $ 1,032,296
  Countrywide Funding Corp.
   1,000,000              6.97                       03/28/2003                         999,720
  Countrywide Home Loans, Inc.
     400,000              6.45                       02/27/2003                         393,772
     200,000              6.70                       03/10/2005                         193,724
  Homeside Lending, Inc.
   1,760,000              6.20                       05/15/2003                       1,702,378
   1,360,000              6.75                       08/01/2004                       1,331,290
                                                                                    -----------
                                                                                    $ 5,653,180
 ----------------------------------------------------------------------------------------------
  REIT - 1.5%
  Developers Diversified Realty Corp.
  $1,400,000              6.84%                      12/16/2004                     $ 1,305,388
  Highwoods Properties, Inc.
     835,000              6.75                       12/01/2003                         787,179
 ----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                            GOLDMAN SACHS CORE FIXED INCOME FUND

   Principal                 Interest                  Maturity
    Amount                     Rate                      Date                           Value
  Corporate Bonds - (continued)
  REIT - (continued)
  Liberty Property LP
  $   115,000                 7.10%                   08/15/2004                   $   109,896
  Meditrust Cos.
      750,000                 7.38                    07/15/2000                       732,285
      390,000                 7.82                    09/10/2026                       345,205
  Simon Property Group LP
    1,495,000                 6.63                    06/15/2003                     1,436,924
                                                                                   -----------
                                                                                   $ 4,716,877
 ---------------------------------------------------------------------------------------------
  Retailers - 0.6%
  Federated Department Stores, Inc.
  $ 1,400,000                 8.50%                   06/15/2003                   $ 1,456,140
  Sears Roebuck Acceptance Corp.
      500,000                 6.41                    11/19/2002                       489,345
                                                                                   -----------
                                                                                   $ 1,945,485
 ---------------------------------------------------------------------------------------------
  Supermarkets - 0.7%
  Fred Meyer, Inc.
  $   700,000                 7.38%                   03/01/2005                   $   692,643
  Safeway, Inc.
    1,565,000                 6.05                    11/15/2003                     1,504,685
                                                                                   -----------
                                                                                   $ 2,197,328
 ---------------------------------------------------------------------------------------------
  Telecommunications - 4.3%
  360 Communications Co.
  $ 1,015,000                 7.13%                   03/01/2003                   $ 1,017,943
  Metronet Communications Corp.+
    1,045,000            0.00/9.95                    06/15/2008                       812,487
  Cable & Wireless Communications PLC
    1,360,000                 6.38                    03/06/2003                     1,355,485
  MCI Worldcom, Inc.
    1,400,000                 6.25                    08/15/2003                     1,370,404
    1,125,000                 6.40                    08/15/2005                     1,095,750
      450,000                 8.88                    01/15/2006                       473,742
  Sprint Capital Corp.
    1,440,000                 5.88                    05/01/2004                     1,376,309
      400,000                 6.88                    11/15/2028                       361,036
  Tele-Communications, Inc.
      100,000                 7.38                    02/15/2000                       100,390
  Telecom de Puerto Rico+
      470,000                 6.15                    05/15/2002                       459,519
      590,000                 6.65                    05/15/2006                       559,639
  TKR Cable, Inc.
    2,195,000                10.50                    10/30/2007                     2,310,457
  US West Capital Funding, Inc.
    1,500,000                 6.88+                   08/15/2001                     1,496,220
      600,000                 6.88                    07/15/2028                       528,258
                                                                                   -----------
                                                                                   $13,317,639
 ---------------------------------------------------------------------------------------------
  Tobacco - 1.2%
  Philip Morris Cos., Inc.
  $   550,000                 8.75%                   06/01/2001                   $   562,289
    2,250,000                 7.13                    08/15/2002                     2,253,532
 ---------------------------------------------------------------------------------------------

  Principal             Interest                      Maturity
    Amount                Rate                          Date                              Value
  Corporate Bonds - (continued)
  Tobacco - (continued)
  R.J. Reynolds Tobacco Holdings, Inc.+
  $1,030,000              7.38%                      05/15/2003                     $  1,011,254
                                                                                    ------------
                                                                                    $  3,827,075
 -----------------------------------------------------------------------------------------------
  TOTAL CORPORATE BONDS
  (Cost $112,772,087)                                                               $109,495,846
 -----------------------------------------------------------------------------------------------
  Agency Debentures - 0.7%
  Small Business Administration
  $2,397,019              6.30%                      06/01/2018                     $  2,273,261
 -----------------------------------------------------------------------------------------------
  TOTAL AGENCY DEBENTURES
  (Cost $2,397,019)                                                                 $  2,273,261
 -----------------------------------------------------------------------------------------------
  Asset-Backed Securities - 9.6%
  Auto - 3.2%
  Americredit Automobile Receivables Trust Series 1998-A, Class A3
  $2,500,000              5.88%                      12/05/2003                     $  2,467,188
  Chevy Chase Auto Receivables Trust Series 1995-2 Class A
      20,915              5.80                       06/15/2002                           20,869
  Olympic Automobile Receivables Trust Series 1994-B, Class A2
      38,943              6.85                       06/15/2001                           38,949
  Onyx Acceptance Auto Trust Series 1999-D, Class A4
   2,600,000              7.00                       11/15/2004                        2,599,350
  Union Acceptance Corp. Series 1999-A, Class A5#
   5,000,000              5.87                       09/08/2006                        4,887,250
                                                                                    ------------
                                                                                    $ 10,013,606
 -----------------------------------------------------------------------------------------------
  Credit Card - 0.3%
  Discover Card Master Trust I Series 1996-4, Class B#
  $  850,000              5.96%                      10/16/2013                     $    838,576
 -----------------------------------------------------------------------------------------------
  Home Equity - 3.0%
  Aames Mortgage Trust Series 1998-B, Class A6F
  $3,500,000              6.45%                      09/15/2028                     $  3,349,360
  AFC Home Equity Loan Trust Series 1997-1, Class A#
     321,371              5.63                       07/25/2027                          321,795
  First Franklin Mortgage Loan Series 1997-FF3, Class A2
     556,826              5.61                       11/20/2027                          554,058
  IMC Home Equity Loan Trust Series 1998-3, Class A8
   5,200,000              6.34                       08/20/2029                        4,995,796
                                                                                    ------------
                                                                                    $  9,221,009
 -----------------------------------------------------------------------------------------------
  Lease - 1.0%
  AESOP Funding II LLC Series 1998-1, Class A+
  $3,400,000              6.14%                      05/20/2006                     $  3,223,132
 -----------------------------------------------------------------------------------------------

      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

Statement of Investments
October 31, 1999

  Principal             Interest                      Maturity
    Amount                Rate                          Date                              Value
  Asset-Backed Securities - (continued)
  Manufactured Housing - 2.1%
  Green Tree Financial Corp. Series 1998-6 Class M1
  $4,250,000              6.63%                      06/01/2030                      $ 3,862,187
  Mid-State Trust Series 4, Class A
   2,671,564              8.33                       04/01/2030                        2,743,082
                                                                                     -----------
                                                                                     $ 6,605,269
 -----------------------------------------------------------------------------------------------
  TOTAL ASSET-BACKED SECURITIES
  (Cost $31,151,571)                                                                 $29,901,592
 -----------------------------------------------------------------------------------------------
  Emerging Market Debt - 1.7%
  Korea Electric Power Corp.
  $  760,000              7.75%                      04/01/2013                      $   666,642
  Pemex Finance Ltd.
     200,000              8.02                       05/15/2007                          180,948
     400,000              8.02++                     05/15/2007                          361,896
     230,000              9.15                       11/15/2018                          224,951
     470,000              9.15++                     11/15/2018                          431,391
  Republic of Korea
     620,000              8.88                       04/15/2008                          648,427
  Republic of Poland#
     310,000              4.00                       10/27/2024                          202,275
   1,260,000              5.00                       10/27/2014                        1,115,100
  YPF Sociedad Anonima
      70,244              7.00                       10/26/2002                           69,473
   1,264,809              7.50                       10/26/2002                        1,263,899
 -----------------------------------------------------------------------------------------------
  TOTAL EMERGING MARKET DEBT
  (Cost $5,400,600)                                                                  $ 5,165,002
 -----------------------------------------------------------------------------------------------
  Mortgage Backed Obiligations - 42.6%
  Federal Home Loan Mortgage Corp. (FHLMC) - 14.7%
  $  148,163              8.00%                      08/01/2010                      $   151,452
     248,005              6.00                       03/01/2014                          238,705
   1,649,660              6.00                       06/01/2014                        1,587,798
     119,651              7.00                       10/01/2017                          118,006
     401,717              7.50                       06/01/2024                          404,477
     671,403              7.00                       10/01/2027                          663,641
   1,030,389              7.00                       06/01/2028                        1,012,358
   1,887,552              7.00                       07/01/2028                        1,854,520
     676,521              7.00                       08/01/2028                          664,682
     219,857              7.00                       11/01/2028                          216,009
   1,011,941              7.00                       12/01/2028                          994,232
   1,470,388              7.00                       01/01/2029                        1,444,656
     907,817              7.00                       04/01/2029                          892,167
   5,994,409              7.00                       09/01/2029                        5,891,066
   1,998,341              7.00                       10/01/2029                        1,963,889
   6,000,000              7.00                       TBA-30 yr*                        5,895,000
  22,000,000              7.50                       TBA-30 yr*                       22,045,000
                                                                                     -----------
                                                                                     $46,037,658
 -----------------------------------------------------------------------------------------------

   Principal             Interest                      Maturity
    Amount                 Rate                          Date                              Value
  Mortgage Backed Obiligations - (continued)
  Federal National Mortgage Association (FNMA) - 8.3%
  $    69,120              6.50%                      02/01/2026                      $    66,592
      220,327              6.50                       08/01/2026                          212,477
      157,200              6.50                       09/01/2027                          150,764
      292,595              6.50                       10/01/2027                          280,616
    1,898,656              6.50                       11/01/2027                        1,819,633
    2,225,839              6.50                       12/01/2027                        2,132,745
      730,672              6.50                       02/01/2028                          700,759
      722,260              6.50                       04/01/2028                          692,012
      314,068              6.50                       06/01/2028                          300,915
    1,113,837              6.50                       07/01/2028                        1,067,269
      166,225              6.50                       08/01/2028                          159,264
      987,357              6.50                       09/01/2028                          946,006
   18,000,000              6.50                       TBA-30 yr*                       17,247,600
                                                                                      -----------
                                                                                      $25,776,652
 ------------------------------------------------------------------------------------------------
  Government National Mortgage Association (GNMA) - 9.0%
  $   176,158              8.00%                      02/15/2017                      $   181,166
       20,646              7.00                       11/15/2022                           20,391
      791,751              7.00                       12/15/2022                          781,981
      500,643              7.00                       01/15/2023                          493,929
      118,676              7.00                       03/15/2023                          117,119
      718,674              7.00                       04/15/2023                          709,691
    1,629,611              7.00                       05/15/2023                        1,609,240
       57,903              7.00                       06/15/2023                           57,180
    1,613,252              7.00                       07/15/2023                        1,591,963
      849,875              7.00                       08/15/2023                          839,251
    2,047,932              7.00                       10/15/2023                        2,018,733
       30,761              7.00                       11/15/2023                           30,376
      956,617              7.00                       12/15/2023                          942,206
      272,006              6.50                       06/15/2028                          259,935
      286,895              6.50                       09/15/2028                          274,163
    2,966,198              6.50                       10/15/2028                        2,836,068
    8,916,302              6.50                       11/15/2028                        8,525,855
    2,466,905              6.50                       01/15/2029                        2,357,688
    2,110,724              6.50                       02/15/2029                        2,017,313
      490,193              6.50                       04/15/2029                          468,438
      755,382              7.00                       04/15/2029                          740,747
      750,481              7.00                       05/15/2029                          735,940
      163,839              6.50                       07/15/2029                          156,568
      249,520              7.00                       08/15/2029                          244,761
      244,618              7.00                       10/15/2029                          239,878
                                                                                      -----------
                                                                                      $28,250,580
 ------------------------------------------------------------------------------------------------
  Collateralized Mortgage Obligations - 10.6%
  Remic Trust Floater# - 1.3%
  FNMA Series 1993-138, Class SM
  $ 3,000,000              9.62%                      12/25/2021                      $ 3,047,940
  Prudential Home Mortgage Securities Co. Series 1992-99, Class A5
    1,000,000              7.87                       12/25/2007                        1,007,360
                                                                                      -----------
                                                                                      $ 4,055,300
 ------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                            GOLDMAN SACHS CORE FIXED INCOME FUND

  Principal             Interest                      Maturity
    Amount                Rate                          Date                              Value
  Mortgage Backed Obligations - (continued)
  IOette. - 0.1%
  FNMA Series 1992-24, Class N
  $   15,722             15.04%                      03/25/2007                     $    252,813
 -----------------------------------------------------------------------------------------------
  Non-Agency CMOs - 6.5%
  Asset Securitization Corp. Series 1997-D4, Class A1D
  $  900,000              7.49%                      04/14/2029                     $    913,374
  Chase Commercial Mortgage Securities Corp. Series 1997-2 Class A2
   3,100,000              6.60                       11/19/2007                        2,983,998
  Chase Commercial Mortgage Securities Corp. Series 1998-1, Class A2
   3,000,000              6.56                       05/18/2008                        2,870,400
  Commercial Mortgage Acceptance Corp. Series 1998-C1, Class A2
   2,200,000              6.49                       05/15/2008                        2,106,390
  Commercial Mortgage Asset Trust Series 1999-C1, Class A3
     400,000              6.64                       09/17/2010                          378,220
  CS First Boston Mortgage Sercurities Corp. Series 1997-C2, Class A3
   3,250,000              6.55                       11/17/2007                        3,087,143
  First Union-Lehman Brothers Commercial Mortgage Services Series 1997-C1,
  Class A2
     600,000              7.30                       12/18/2006                          600,462
  First Union-Lehman Brothers Commercial Mortgage Services Series 1997-C2,
  Class A2
   1,000,000              6.60                       05/18/2007                          969,030
  JP Morgan Commercial Mortgage Finance Corp. Series 1999-C8, Class A2
   3,000,000              7.40                       07/15/2031                        2,983,301
  Merrill Lynch Mortgage Investors, Inc. Series 1998-C2 Class A2
   3,690,000              6.39                       02/15/2030                        3,498,858
                                                                                    ------------
                                                                                    $ 20,391,176
 -----------------------------------------------------------------------------------------------
  Planned Amortization Class (PAC) CMOs - 1.5%
  FHLMC Series 16, Class PG
  $1,000,000              6.35%                      03/25/2018                     $    996,560
  FHLMC Series 2055, Class OD
   2,000,000              6.00                       01/15/2012                        1,906,860
  FHLMC Series 2149, Class TF
   1,250,000              6.50                       05/15/2024                        1,199,637
  FNMA Remic Trust Series G93-31, Class PJ
     750,000              6.55                       10/25/2020                          740,243
                                                                                    ------------
                                                                                    $  4,843,300
 -----------------------------------------------------------------------------------------------
  Sequential Fixed Rate CMOs - 1.2%
  Collateralized Mortgage Obligation Trust Series 1963, Class Z
  $  670,805              9.00%                      10/20/2020                     $    695,537
  Residential Asset Securitization Trust Series 1997-A3, Class A4
   3,000,000              7.75                       05/25/2027                        3,001,860
                                                                                    ------------
                                                                                      $3,697,397
 -----------------------------------------------------------------------------------------------
  TOTAL COLLATERALIZED MORTGAGE
  OBLIGATIONS                                                                       $ 33,239,986
 -----------------------------------------------------------------------------------------------
  TOTAL MORTGAGE BACKED OBLIGATIONS
  (Cost $135,222,088)                                                               $133,304,876
 -----------------------------------------------------------------------------------------------

  Principal              Interest                      Maturity
    Amount                 Rate                          Date                             Value
  Sovereign Credit - 1.3%
  Province of Quebec
  $2,185,000               7.50%                      07/15/2023                     $ 2,182,706
     320,000               5.74#                      03/02/2026                         318,089
  Province of Saskatchewan
     275,000               8.50                       07/15/2022                         301,598
  State of Israel&
   6,000,000               6.66                       05/15/2023                       1,255,020
 -----------------------------------------------------------------------------------------------
  TOTAL SOVEREIGN CREDIT
  (Cost $4,410,837)                                                                   $4,057,413
 -----------------------------------------------------------------------------------------------
  U.S. Treasury Obligations - 4.2%
  United States Treasury Interest-Only Stripped Securities.
  $5,600,000               6.49%                      05/15/2008                     $ 3,270,344
   2,000,000               6.33                       08/15/2008                       1,148,740
  United States Treasury Principal-Only Stripped Securities&
   4,550,000@              6.59                       05/15/2017                       1,451,951
   4,900,000               6.59                       05/15/2018                       1,465,051
   4,000,000               6.34                       08/15/2025                         795,840
   6,500,000               6.33                       08/15/2026                       1,222,780
  United States Treasury Note
   3,000,000               6.63                       07/31/2001                       3,039,840
  United States Treasury Bond
     500,000               7.88                       02/15/2021                         578,280
 -----------------------------------------------------------------------------------------------
  TOTAL U.S. TREASURY OBLIGATIONS
  (Cost $13,102,902)                                                                 $12,972,826
 -----------------------------------------------------------------------------------------------

      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

Statement of Investments
October 31, 1999

   Principal             Interest                      Maturity
    Amount                 Rate                          Date                              Value
  Repurchase Agreement - 15.9%
  Joint Repurchase Agreement Account
  $49,700,000              5.33%                      11/01/1999                     $ 49,700,000
 ------------------------------------------------------------------------------------------------
  TOTAL REPURCHASE AGREEMENT
  (Cost $49,700,000)                                                                 $ 49,700,000
 ------------------------------------------------------------------------------------------------
  TOTAL INVESTMENTS
  (Cost $354,157,104)                                                                $346,870,816
 ------------------------------------------------------------------------------------------------

 ++ Securities are exempt from registration under Rule 144A of the Securities
    Act of 1933. Such securities may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounted to $9,990,556 as of October 31, 1999.

  # Variable rate security. Coupon rate disclosed is that which is in effect at October 31, 1999.

  * TBA (To Be Assigned) securities are purchased on a forward commitment basis with an approximate (generally +/ -2.5%) principal amount and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

  . Represents security with notional or nominal principal amount. The actual effective yield of this security is different than the stated coupon due to amortization of related premiums.

  + These securities are issued with a zero coupon which increases to the stated rate at a set date in the future.

  & This security is issued with a zero coupon. The interest rate disclosed for this security represents effective yield to maturity.

  @ A portion of this security is segregated as collateral for initial margin requirement on futures transactions.

 The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

The accompanying notes are an integral part of these financial statements.

                                                GOLDMAN SACHS GLOBAL INCOME FUND

Performance Summary
October 31, 1999

 The following graph shows the value as of October 31, 1999, of a $10,000 in-vestment made on September 1, 1991 in Class A shares (with the maximum sales charge of 4.5%) of the Goldman Sachs Global Income Fund. For comparative pur-poses, the performance of the Fund's benchmark (the J.P. Morgan Global Gov-ernment Bond Index hedged to U.S. Dollars (the "J.P. Morgan GGB Index - $ Hedged")) is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctu-ate with changes in market conditions. These performance fluctuations will cause an investor's shares, when redeemed, to be worth more or less than their original cost. Performance of Class B, Class C, Institutional and Serv-ice shares will vary from Class A due to differences in fees and loads.

 Global Income Fund's Lifetime Performance

 Growth of a $10,000 Investment, Distributions Reinvested September 1, 1991 to October 31, 1999.(a)

                                    [GRAPH]

                  Class A shares        J.P. Morgan GGB Index-$ Hedged
9/1/91                 9,500                         10,000
Sep-91                 9,640                         10,174
Oct-91                 9,686                         10,263
Nov-91                 9,689                         10,327
Dec-91                 9,810                         10,583
Jan-92                 9,857                         10,546
Feb-92                 9,857                         10,584
Mar-92                 9,768                         10,517
Apr-92                 9,827                         10,578
May-92                 9,896                         10,721
Jun-92                10,125                         10,799
Jul-92                10,357                         10,918
Aug-92                10,678                         10,974
Sep-92                10,550                         11,129
Oct-92                10,536                         11,156
Nov-92                10,514                         11,130
Dec-92                10,545                         11,288
Jan-93                10,623                         11,457
Feb-93                10,886                         11,671
Mar-93                10,763                         11,695
Apr-93                10,849                         11,745
May-93                10,928                         11,766
Jun-93                11,193                         12,006
Jul-93                11,338                         12,103
Aug-93                11,483                         12,352
Sep-93                11,491                         12,404
Oct-93                11,668                         12,509
Nov-93                11,633                         12,500
Dec-93                11,878                         12,660
Jan-94                11,957                         12,702
Feb-94                11,561                         12,433
Mar-94                11,362                         12,259
Apr-94                11,298                         12,168
May-94                11,217                         12,090
Jun-94                11,136                         12,014
Jul-94                11,250                         12,146
Aug-94                11,185                         12,087
Sep-94                11,152                         12,029
Oct-94                11,144                         12,051
Nov-94                11,202                         12,133
Dec-94                11,252                         12,149
Jan-95                11,369                         12,316
Feb-95                11,580                         12,518
Mar-95                11,826                         12,699
Apr-95                11,963                         12,882
May-95                12,340                         13,326
Jun-95                12,288                         13,342
Jul-95                12,297                         13,432
Aug-95                12,489                         13,558
Sep-95                12,612                         13,734
Oct-95                12,824                         13,903
Nov-95                13,073                         14,169
Dec-95                13,251                         14,323
Jan-96                13,471                         14,467
Feb-96                13,250                         14,260
Mar-96                13,255                         14,290
Apr-96                13,383                         14,367
May-96                13,426                         14,421
Jun-96                13,546                         14,557
Jul-96                13,609                         14,639
Aug-96                13,720                         14,756
Sep-96                14,026                         15,037
Oct-96                14,246                         15,306
Nov-96                14,525                         15,591
Dec-96                14,500                         15,553
Jan-97                14,569                         15,686
Feb-97                14,669                         15,756
Mar-97                14,549                         15,645
Apr-97                14,704                         15,837
May-97                14,730                         15,942
Jun-97                14,968                         16,178
Jul-97                15,258                         16,522
Aug-97                15,202                         16,464
Sep-97                15,535                         16,741
Oct-97                15,622                         16,925
Nov-97                15,710                         17,034
Dec-97                15,897                         17,243
Jan-98                16,068                         17,487
Feb-98                16,100                         17,559
Mar-98                16,273                         17,674
Apr-98                16,354                         17,760
May-98                16,566                         17,983
Jun-98                16,604                         18,112
Jul-98                16,719                         18,227
Aug-98                17,043                         18,643
Sep-98                17,523                         19,118
Oct-98                17,374                         19,075
Nov-98                17,491                         19,211
Dec-98                17,514                         19,210
Jan-99                17,702                         19,404
Feb-99                17,388                         19,144
Mar-99                17,520                         19,320
Apr-99                17,641                         19,501
May-99                17,473                         19,384
Jun-99                17,212                         19,165
Jul-99                17,157                         19,126
Aug-99                17,105                         19,147
Sep-99                17,169                         19,245
Oct-99                17,176                         19,282

  Average Annual Total Return through
  October 31, 1999                        Since Inception Five Years One Year
  Class A shares (commenced August 2,
  1991)
  Excluding sales charges                           7.44%      9.03%   -1.14%
  Including sales charges                           6.84%      8.04%   -5.60%
 ----------------------------------------------------------------------------
  Class B shares (commenced May 1, 1996)
  Excluding contingent deferred sales
  charges                                           6.81%        n/a   -1.74%
  Including contingent deferred sales
  charges                                           5.91%        n/a   -6.65%
 ----------------------------------------------------------------------------
  Class C shares (commenced August 15,
  1997)
  Excluding contingent deferred sales
  charges                                           5.29%        n/a   -1.68%
  Including contingent deferred sales
  charges                                           5.29%        n/a   -2.66%
 ----------------------------------------------------------------------------
  Institutional shares (commenced August
  1, 1995)                                          8.79%        n/a   -0.49%
 ----------------------------------------------------------------------------
  Service shares (commenced March 12,
  1997)                                             6.24%        n/a   -1.06%
 ----------------------------------------------------------------------------

 (a) For comparative purposes, initial investments are assumed to be made on the first day of the month following commencement of operations.

GOLDMAN SACHS GLOBAL INCOME FUND

Statement of Investments
October 31, 1999

    Principal             Interest                    Maturity
     Amount!                Rate                        Date                            Value
  Foreign Debt Obligations - 63.8%
  Australian Dollar - 0.4%
  Government of Australia
  AUD 3,100,000             8.75%                    08/15/2008                   $  2,250,767
 ---------------------------------------------------------------------------------------------
  British Pound Sterling - 10.3%
  Abbey National Treasury
  GBP 4,000,000             8.00%                    04/02/2003                   $  6,751,603
  Bank Nederlandse Gemeenten
      2,500,000             6.38                     03/30/2005                      4,043,806
  Lehman Brothers Holdings PLC
      2,900,000             6.95                     06/22/2004                      4,570,854
  Lloyds Bank PLC
      2,900,000             7.75                     06/18/2007                      4,948,211
  North American Capital Corp.
      1,300,000             8.25                     11/17/2003                      2,156,617
  United Kingdom Treasury
     23,574,000             5.00                     06/07/2004                     37,162,124
                                                                                  ------------
                                                                                  $ 59,633,215
 ---------------------------------------------------------------------------------------------
  Danish Krone - 1.9%
  Kingdom of Denmark
  DKK69,000,000             8.00%                    05/15/2003                   $ 10,733,348
 ---------------------------------------------------------------------------------------------
  Euro Currency - 24.7%
  Federal Republic of Germany
  EUR 5,000,000             3.00%                    06/15/2001                   $  5,196,228
     23,000,000             4.50                     08/19/2002                     24,323,768
      9,500,000             5.25                     01/04/2008                     10,101,593
      6,000,000             6.25                     01/04/2024                      6,670,548
  General Motors Acceptance Corp.++
      4,800,000             5.00                     01/18/2005                      5,036,762
  Government of France
     19,000,000             4.50                     07/12/2003                     19,909,164
     14,600,000             8.50                     04/25/2023                     20,511,174
  Republic of Italy
     32,200,000             4.00                     07/15/2004                     32,673,971
     14,600,000             6.50                     11/01/2027                     16,296,089
  Tecnost International NV
      2,200,000             5.38                     07/30/2004                      2,273,030
                                                                                  ------------
                                                                                  $142,992,327
 ---------------------------------------------------------------------------------------------
  German Mark - 3.4%
  Baden Wuerttemberg Finance
  DEM10,000,000             5.38%                    02/05/2010                   $  5,255,797
  Citicorp
      4,500,000             6.25                     09/19/2009                      2,474,563
      1,100,000             5.50                     06/30/2010                        569,576
  Gallaher Group
     10,300,000             5.88                     08/06/2008                      5,257,848
  Halifax Group PLC
      5,000,000             5.63                     07/23/2007                      2,694,427
 ---------------------------------------------------------------------------------------------

     Principal              Interest                  Maturity
      Amount!                 Rate                      Date                          Value
  Foreign Debt Obligations - (continued)
  German Mark - (continued)
  Merrill Lynch Co., Inc.
  DEM    2,500,000            5.38%                  01/04/2009                 $  1,279,969
  Royal Bank of Scotland PLC
         3,700,000            5.25                   07/22/2008                    1,876,048
                                                                                ------------
                                                                                $ 19,408,228
 -------------------------------------------------------------------------------------------
  Japanese Yen - 19.7%
  Asian Development Bank
  JPY1,300,000,000            5.63%                  02/18/2002                 $ 13,992,523
  European Investment Bank
       700,000,000            2.13                   09/20/2007                    6,976,396
  Federal National Mortgage Assn.
       650,000,000            2.13                   10/09/2007                    6,455,116
  Government of Japan
     7,960,000,000            0.90                   12/22/2008                   70,014,484
  International Bank for Reconstruction & Development
       400,000,000            4.50                   06/20/2000                    3,944,217
       350,000,000            5.25                   03/20/2002                    3,756,114
  Republic of Italy
       550,000,000            5.13                   07/29/2003                    6,151,339
       200,000,000            3.80                   03/27/2008                    2,217,048
                                                                                ------------
                                                                                $113,507,237
 -------------------------------------------------------------------------------------------
  New Zealand Dollar - 1.7%
  Government of New Zealand
  NZD   17,900,000            8.00%                  11/15/2006                 $  9,575,618
 -------------------------------------------------------------------------------------------
  Swedish Krona - 1.7%
  Stadshypotek AB
  SEK   85,000,000            5.00%                  12/17/2003                 $  9,873,808
 -------------------------------------------------------------------------------------------
  TOTAL FOREIGN DEBT OBLIGATIONS
  (Cost $370,630,402)                                                           $367,974,548
 -------------------------------------------------------------------------------------------
  Asset-Backed Securities - 2.7%
  Auto - 0.7%
  ALAC Automobile Receivables Trust Series 1997-1, Class A++
  USD      133,142            6.29%                  12/15/2002                 $    132,508
  Americredit Automobile Receivables Trust Series 1997-D, Class A3
           450,000            6.24                   09/05/2003                      446,089
  Arcadia Automobile Receivables Series 1997-D, Class A4
           950,000            6.35                   11/15/2005                      942,819
  Arcadia Automobile Receivables Series 1998-C, Class A3
         1,000,000            5.67                   08/15/2006                      980,156
  Arcadia Automobile Receivables Series 1999-C, Class A3
         1,500,000            7.20                   06/15/2007                    1,513,594
                                                                                ------------
                                                                                $  4,015,166
 -------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                                GOLDMAN SACHS GLOBAL INCOME FUND


    Principal             Interest                    Maturity
     Amount!                Rate                        Date                            Value
  Asset-Backed Securities - (continued)
  Credit Card - 0.4%
  Citibank Credit Card Master Trust I Series 1998-3, Class A
  USD 1,000,000             5.80%                    02/07/2005                   $    974,370
  Fingerhut Master Trust Series 1998-2, Class A
      1,000,000             6.23                     02/15/2007                        982,970
                                                                                  ------------
                                                                                  $  1,957,340
 ---------------------------------------------------------------------------------------------
  Home Equity - 0.8%
  AFC Home Equity Loan Trust Series 1997-1, Class A#
  USD   438,233             5.63%                    03/25/2027                   $    438,812
  American Business Financial Services Series 1998-2, Class A6
      2,250,000             6.46                     09/25/2029                      2,157,187
  BankBoston Home Equity Loan Trust Series 1998-2, Class A7
      1,750,000             6.14                     06/25/2013                      1,623,825
  UCFC Home Equity Loan Trust Series 1997-D, Class A8#
        494,427             5.66                     12/15/2027                        490,348
                                                                                  ------------
                                                                                  $  4,710,172
 ---------------------------------------------------------------------------------------------
  Lease - 0.3%
  AESOP Funding II LLC Series 1998-1, Class A+
  USD 1,000,000             6.14%                    05/20/2006                   $    947,980
  First Sierra Receivables Series 1998-1, Class A4
        900,000             5.63                     08/12/2004                        875,142
                                                                                  ------------
                                                                                  $  1,823,122
 ---------------------------------------------------------------------------------------------
  Manufactured Housing - 0.2%
  Mid-State Trust Series 4, Class A
  USD 1,187,362             8.33%                    04/01/2030                   $  1,219,148
 ---------------------------------------------------------------------------------------------
  Student Loans - 0.3%
  Union Financial Services Series 1998-A, Class A9
  USD 2,000,000             5.73%                    12/01/2005                   $  1,955,480
 ---------------------------------------------------------------------------------------------
  TOTAL ASSET-BACKED SECURITIES
  (Cost $16,105,034)                                                              $ 15,680,428
 ---------------------------------------------------------------------------------------------
  Corporate Bonds - 15.5%
  Aerospace/Defense - 0.1%
  Raytheon Co.
  USD    85,000             6.30%                    08/15/2000                   $     84,833
        310,000             5.70                     11/01/2003                        292,417
                                                                                  ------------
                                                                                  $    377,250
 ---------------------------------------------------------------------------------------------
  Airlines - 0.2%
  Continental Airlines, Inc.
  USD   288,876             6.54%                    09/15/2009                   $    277,526
  Northwest Airlines, Inc.
        268,423             7.67                     01/02/2015                        266,609
        236,855             8.97                     01/02/2015                        239,356
  U.S. Airways
        250,000             6.82                     07/30/2014                        214,995
                                                                                  ------------
                                                                                  $    998,486
 ---------------------------------------------------------------------------------------------

   Principal              Interest                      Maturity
    Amount!                 Rate                          Date                             Value
  Corporate Bonds - (continued)
  Automotive - 1.6%
  Chrysler Financial Corp.
  USD  445,000              6.09%                      04/06/2001                     $   443,220
  Ford Motor Credit Co.
     5,000,000              6.13                       04/28/2003                       4,884,450
  General Motors Acceptance Corp.
     2,500,000              5.50                       01/14/2002                       2,439,400
       770,000              5.75                       11/10/2003                         739,839
  The Hertz Corp.
       485,000              6.70                       06/15/2002                         482,992
       250,000              6.00                       01/15/2003                         243,120
                                                                                      -----------
                                                                                      $ 9,233,021
 ------------------------------------------------------------------------------------------------
  Automotive Parts - 0.5%
  The Pep Boys-Manny, Moe & Jack
  USD  480,000              6.75%                      03/10/2004                     $   442,382
  TRW, Inc.+
       375,000              6.63                       06/01/2004                         363,839
     2,000,000              7.13                       06/01/2009                       1,942,200
                                                                                      -----------
                                                                                      $ 2,748,421
 ------------------------------------------------------------------------------------------------
  Banks - 1.9%
  Banque et Case D E'sparge&
  USD3,000,000              6.20%                      01/21/2000                     $ 2,944,544
  Bayerische Landesbank Girozentrale
       250,000              5.88                       12/01/2008                         228,135
  Merita Bank Ltd.
       200,000              6.50                       04/01/2009                         184,526
  National Westminster Bank PLC
     7,500,000              7.38                       10/01/2009                       7,440,075
                                                                                      -----------
                                                                                      $10,797,280
 ------------------------------------------------------------------------------------------------
  Building Materials - 0.1%
  Owens Corning
  USD  375,000              7.50%                      05/01/2005                     $   361,151
 ------------------------------------------------------------------------------------------------
  Commercial Banks - 3.5%
  Bank of America Corp.
  USD  320,000              7.75%                      07/15/2002                     $   327,542
       300,000              9.20                       05/15/2003                         321,749
     2,000,000              6.63                       06/15/2004                       1,979,460
       200,000              6.38                       05/15/2005                         193,936
       150,000              7.25                       10/15/2025                         140,240
  Citicorp
       300,000              8.00                       02/01/2003                         310,026
  DBS Group Holdings Ltd.
     4,000,000              7.88                       08/10/2009                       4,069,600
  Deutsche Bank&
     6,000,000              6.20                       01/20/2000                       5,890,052
  Dime Bancorp, Inc.
       215,000              6.38                       01/30/2001                         213,080
  First Union Corp.
       200,000              7.10                       08/15/2004                         200,852
 ------------------------------------------------------------------------------------------------

      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

Statement of Investments
October 31, 1999

    Principal             Interest                    Maturity
     Amount!                Rate                        Date                            Value
  Corporate Bonds - (continued)
  Commercial Banks - (continued)
  Long Island Savings Bank
  USD   300,000             7.00%                    06/13/2002                   $    296,631
  Rabobank Nederland&
      6,000,000             6.20                     01/20/2000                      5,890,052
  The Money Store, Inc.
        225,000             7.30                     12/01/2002                        227,216
  Wells Fargo & Co.
        360,000             6.63                     07/15/2004                        356,944
                                                                                  ------------
                                                                                  $ 20,417,380
 ---------------------------------------------------------------------------------------------
  Conglomerates - 0.6%
  Tyco International Group SA
  USD   385,000             5.88%                    11/01/2004                   $    362,516
        190,000             6.38                     06/15/2005                        181,414
      3,000,000             6.13                     11/01/2008                      2,728,050
                                                                                  ------------
                                                                                  $  3,271,980
 ---------------------------------------------------------------------------------------------
  Consumer Cyclicals - 0.0%
  Cendant Corp.
  USD   310,000             7.50%                    12/01/2000                   $    310,701
 ---------------------------------------------------------------------------------------------
  Consumer Non-Durables - 0.0%
  AMETEK, Inc.
  USD   130,000             7.20%                    07/15/2008                   $    118,368
 ---------------------------------------------------------------------------------------------
  Consumer Products - 0.1%
  Nabisco, Inc.#
  USD   700,000             6.00%                    02/15/2001                   $    691,131
 ---------------------------------------------------------------------------------------------
  Credit Card Banks - 0.1%
  Capital One Bank
  USD   275,000             6.39%                    03/05/2001                   $    273,889
        250,000             6.48                     01/28/2002                        245,832
        180,000             6.48                     06/28/2002                        175,653
  Providian National Bank
        250,000             6.65                     02/01/2004                        240,255
                                                                                  ------------
                                                                                  $    935,629
 ---------------------------------------------------------------------------------------------
  Electric - 0.1%
  Mid American Energy Holdings Corp.
  USD   180,000             7.23%                    09/15/2005                   $    178,096
  Niagara Mohawk Power Corp.
        250,000             6.88                     04/01/2003                        250,795
        275,000             8.00                     06/01/2004                        282,714
  Salton Sea Funding Corp.
         71,663             7.02                     05/30/2000                         71,782
                                                                                  ------------
                                                                                  $    783,387
 ---------------------------------------------------------------------------------------------
  Energy - 0.7%
  Conoco, Inc.
  USD 3,100,000             5.90%                    04/15/2004                   $  2,984,308
  Norsk Hydro ASA
         60,000             7.15                     01/15/2029                         53,717
 ---------------------------------------------------------------------------------------------

    Principal             Interest                    Maturity
     Amount!                Rate                        Date                            Value
  Corporate Bonds - (continued)
  Energy - (continued)
  Occidental Petroleum Corp.
  USD   115,000             6.50%                    04/01/2005                   $    110,984
         75,000             7.65                     02/15/2006                         74,445
         90,000             7.20                     04/01/2028                         80,575
  Oryx Energy Co.
        155,000             9.50                     11/01/1999                        155,029
  The Williams Cos., Inc.
        200,000             6.13                     02/01/2001                        198,564
        390,000             6.13                     02/15/2012                        383,491
                                                                                  ------------
                                                                                  $  4,041,113
 ---------------------------------------------------------------------------------------------
  Finance Companies - 2.1%
  Associates Corp. of North America
  USD   750,000             5.75%                    11/01/2003                   $    722,121
  Beneficial Corp.
        500,000             6.43                     04/10/2002                        496,625
  Comdisco, Inc.
        450,000             6.13                     01/15/2003                        432,243
  Household Financial Corp.
      6,000,000             6.00                     05/01/2004                      5,750,340
  MEPC Finance, Inc.
      1,500,000             7.50                     05/01/2003                      1,515,225
  Merrill Lynch Co., Inc.
      3,400,000             6.00                     02/12/2003                      3,328,056
                                                                                  ------------
                                                                                  $ 12,244,610
 ---------------------------------------------------------------------------------------------
  Environmental - 0.1%
  Republic Services, Inc.
  USD   430,000             6.63%                    05/15/2004                   $    393,532
 ---------------------------------------------------------------------------------------------
  Insurance Companies - 0.7%
  American General Finance Corp.
  USD   490,000             5.75%                    11/01/2003                   $    468,930
  Conseco, Inc.
        225,000             8.50                     10/15/2002                        225,191
  Prudential Insurance Company of America
      3,500,000             6.38                     07/23/2006                      3,301,900
                                                                                  ------------
                                                                                  $  3,996,021
 ---------------------------------------------------------------------------------------------
  Media-Cable - 0.3%
  Time Warner Entertainment Co.
  USD   900,000             9.63%                    05/01/2002                   $    952,551
  Time Warner, Inc.
        450,000             7.95                     02/01/2000                        452,011
        250,000             6.85                     01/15/2026                        248,333
                                                                                  ------------
                                                                                  $  1,652,895
 ---------------------------------------------------------------------------------------------
  Media-Non Cable - 0.4%
  CBS Corp.
  USD   170,000             6.88%                    09/01/2003                   $    167,761
  J. Seagram & Sons, Inc.
        175,000             6.25                     12/15/2001                        172,336
 ---------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                                GOLDMAN SACHS GLOBAL INCOME FUND


    Principal            Interest                    Maturity
     Amount!               Rate                        Date                          Value
  Corporate Bonds - (continued)
  Media-Non Cable - (continued)
  News America Holdings, Inc.
  USD   400,000               8.50%                 02/15/2005                 $    415,352
         65,000               8.00                  10/17/2016                       64,054
        200,000               7.43                  10/01/2026                      195,854
        100,000               7.13                  04/08/2028                       87,568
  PanAmSat Corp.
        755,000               6.13                  01/15/2005                      675,083
  Paramount Communications, Inc.
        300,000               7.50                  01/15/2002                      303,075
  Viacom, Inc.
        450,000               7.75                  06/01/2005                      456,048
                                                                               ------------
                                                                               $  2,537,131
 ------------------------------------------------------------------------------------------
  Mortgage Banks - 0.2%
  Countrywide Home Loans, Inc.
  USD   450,000               6.45%                 02/27/2003                 $    442,994
        200,000               6.84                  10/22/2004                      197,586
  Homeside Lending, Inc.
        400,000               6.20                  05/15/2003                      386,904
                                                                               ------------
                                                                               $  1,027,484
 ------------------------------------------------------------------------------------------
  REIT - 0.2%
  Chelsea GCA Realty, Inc.
  USD   250,000               7.75%                 01/26/2001                 $    249,407
  Developers Diversified Realty Corp.
        125,000               6.84                  12/16/2004                      116,553
  Liberty Property LP
        235,000               6.97                  12/11/2003                      223,466
  Simon Property Group LP
        450,000               6.63                  06/15/2003                      432,519
                                                                               ------------
                                                                               $  1,021,945
 ------------------------------------------------------------------------------------------
  Retailers - 0.1%
  Federated Department Stores, Inc.
  USD   350,000               8.13%                 10/15/2002                 $    359,576
  Sears Roebuck Acceptance Corp.
        240,000               6.72                  09/17/2003                      235,637
                                                                               ------------
                                                                               $    595,213
 ------------------------------------------------------------------------------------------
  Supermarkets - 0.1%
  Safeway, Inc.
  USD   315,000               5.88%                 11/15/2001                 $    309,006
        170,000               6.05                  11/15/2003                      163,448
                                                                               ------------
                                                                               $    472,454
 ------------------------------------------------------------------------------------------
  Telecommunications - 0.6%
  360 Communications Co.
  USD   300,000               7.13%                 03/01/2003                 $    300,870
  Metronet Communications Corp.+
        240,000          0.00/9.95                  06/15/2008                      186,600
  Cable & Wireless Communications PLC
        565,000               6.38                  03/06/2003                      563,124
 ------------------------------------------------------------------------------------------

    Principal             Interest                    Maturity
     Amount!                Rate                        Date                           Value
  Corporate Bonds - (continued)
  Telecommunications - (continued)
  MCI Worldcom, Inc.
  USD   405,000             6.13%                    08/15/2001                   $   401,671
        380,000             6.40                     08/15/2005                       370,120
  Sprint Capital Corp.
        350,000             5.70                     11/15/2003                       335,171
  Tele-Communications, Inc.
        280,000             8.25                     01/15/2003                       291,575
  Telecom de Puerto Rico++
        135,000             6.15                     05/15/2002                       131,989
        155,000             6.65                     05/15/2006                       147,024
  TKR Cable, Inc.
        220,000            10.50                     10/30/2007                       231,572
  US West Capital Funding, Inc.++
        400,000             6.88                     08/15/2001                       398,992
        150,000             6.88                     07/15/2028                       132,064
                                                                                  -----------
                                                                                  $ 3,490,772
 --------------------------------------------------------------------------------------------
  Tobacco - 1.2%
  Imperial Tobacco Overseas BV
  USD 2,800,000             7.13%                    04/01/2009                   $ 2,567,880
  Netherlands Holdings BV
      3,300,000             6.50                     05/06/2003                     3,189,780
  Philip Morris Cos., Inc.
        180,000             9.00                     01/01/2001                       183,587
        100,000             8.75                     06/01/2001                       102,234
        350,000             7.00                     07/15/2005                       336,091
         95,000             6.95                     06/01/2006                        95,143
  R.J. Reynolds Tobacco Holdings, Inc.++
        285,000             7.38                     05/15/2003                       279,813
                                                                                  -----------
                                                                                  $ 6,754,528
 --------------------------------------------------------------------------------------------
  TOTAL CORPORATE BONDS
  (Cost $91,777,197)                                                              $89,271,883
 --------------------------------------------------------------------------------------------
  Mortgage Backed Obligations - 4.3%
  Federal Home Loan Mortgage Corp. (FHLMC) - 0.2%
  USD   982,211             6.00%                    06/01/2014                   $   945,378
 --------------------------------------------------------------------------------------------
  Government National Mortgage Association (GNMA) - 1.5%
  USD    77,175             9.00%                    03/15/2005                   $    79,828
        106,848             9.00                     02/15/2006                       110,588
        381,748             9.00                     02/15/2010                       395,586
        724,056             6.00                     01/15/2011                       704,144
        534,292             7.00                     07/15/2023                       527,614
        552,620             7.00                     08/15/2023                       545,712
        294,520             7.00                     09/15/2023                       290,839
        402,062             7.00                     10/15/2023                       397,037
        219,047             7.00                     11/15/2023                       216,309
      1,473,702             6.00                     11/15/2028                     1,367,772
 --------------------------------------------------------------------------------------------

      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

Statement of Investments
October 31, 1999


    Principal             Interest                    Maturity
     Amount!                Rate                        Date                            Value
  Mortgage Backed Obligations - (continued)
  Government National Mortgage Association (GNMA) - (continued)
  USD 3,357,236             6.00%                    12/15/2028                   $  3,115,918
         27,362             6.50                     01/15/2029                         26,160
        398,804             6.50                     04/15/2029                        381,290
        571,148             6.50                     06/15/2029                        546,065
                                                                                  ------------
                                                                                  $  8,704,862
 ---------------------------------------------------------------------------------------------
  Collateralized Mortgage Obligations - 2.6%
  Inverse Floater# - 0.3%
  FNMA Remic Trust Series 1993-164, Class SD
  USD   500,000             7.07%                    09/25/2008                   $    466,810
  FNMA Remic Trust Series 1994-13, Class SH
        962,660             6.58                     02/25/2009                        873,008
  GE Capital Mortgage Services Series 1994-2, Class A9
        564,879             5.25                     01/25/2009                        515,853
                                                                                  ------------
                                                                                  $  1,855,671
 ---------------------------------------------------------------------------------------------
  Non-Agency CMOs - 1.0%
  Asset Securitization Corp. Series 1997-D5, Class A1B
  USD   450,000             6.66%                    02/14/2041                   $    439,430
  Chase Commercial Mortgage Securities Corp. Series 1997-1, Class A2
        300,000             7.37                     02/19/2007                        301,623
  Chase Commercial Mortgage Securities Corp. Series 1997-2 Class A2
      2,300,000             6.60                     11/19/2007                      2,213,934
  Commercial Mortgage Asset Trust Series 1999-C1, Class A3
        250,000             6.64                     09/17/2010                        236,388
  First Union Commercial Mortgage Trust Series 1999-C1, Class A2
      1,500,000             6.07                     10/15/2008                      1,381,957
  First Union-Lehman Brothers Commercial Mortgage
  Services Series 1997-C1, Class A2
        200,000             7.30                     12/18/2006                        200,154
  GMAC Commercial Mortgage Securities, Inc. Series 1997-C1, Class A2
        450,000             6.85                     09/15/2006                        444,280
  Merrill Lynch Mortgage Investors, Inc. Series 1998-C2 Class A2
        750,000             6.39                     02/15/2030                        711,150
                                                                                  ------------
                                                                                  $  5,928,916
 ---------------------------------------------------------------------------------------------
  Planned Amortization Class (PAC) CMOs - 0.4%
  CMC Securities Corp. IV Series 1997-2, Class IA13
  USD   416,628             6.60%                    11/25/2027                   $    415,066
  Structured Mortgage Securities Corp. Series 1994-1, Class A1
      2,000,000             6.58                     05/25/2009                      1,987,760
                                                                                  ------------
                                                                                  $  2,402,826
 ---------------------------------------------------------------------------------------------
  Regular Floater CMOs# - 0.2%
  GE Capital Mortgage Services Series 1994-2, Class A8
  USD   968,367             6.44%                    01/25/2009                   $    992,576
 ---------------------------------------------------------------------------------------------

        Principal                                      Maturity
         Amount!                Interest Rate            Date             Value
  Mortgage Backed Obligations - (continued)
  Sequential Fixed Rate CMOs - 0.5%
  FHLMC Series 2152, Class AB
  USD           2,922,230                  6.25%      01/15/2026     $ 2,795,814
 -------------------------------------------------------------------------------
  Target Amortization Class (TAC) - 0.2%
  Countrywide Funding Corp. Series 1994-2, Class A10A
  USD           1,000,000                  6.50%      02/25/2009     $   983,750
 -------------------------------------------------------------------------------
  TOTAL COLLATERALIZED MORTGAGE
  OBLIGATIONS                                                        $14,959,553
 -------------------------------------------------------------------------------
  TOTAL MORTGAGE BACKED OBLIGATIONS
  (Cost $25,417,687)                                                 $24,609,793
 -------------------------------------------------------------------------------
  Sovereign Credit - 0.1%
  Province of Quebec
  USD             585,000                  7.50%      07/15/2023     $   584,386
                   80,000                  5.74#      03/02/2026          79,522
  Province of Saskatchewan
                   65,000                  8.50       07/15/2022          71,287
 -------------------------------------------------------------------------------
  TOTAL SOVEREIGN CREDIT
  (Cost $779,204)                                                    $   735,195
 -------------------------------------------------------------------------------
  U.S. Treasury Obligations - 9.2%
  United States Treasury Interest-Only Stripped Securities.
  USD             400,000                  6.56%      02/15/2014     $   157,736
  United States Treasury Principal-Only Stripped Securities&
                3,000,000                  6.59       05/15/2017         957,330
                4,100,000                  6.59       11/15/2018       1,186,581
                1,600,000                  6.58       02/15/2019         456,000
                8,660,000@                 6.57       05/15/2020       2,286,586
                3,200,000                  6.33       08/15/2026         601,984
  United States Treasury Note
               12,000,000                  7.00       07/15/2006      12,536,280
  United States Inflation-Indexed Treasury Note
                5,789,056                  3.63       01/15/2008       5,584,645
  United States Treasury Bonds
                3,000,000                 11.25       02/15/2015       4,379,520
               11,200,000                  6.75       08/15/2026      11,676,000
               14,000,000                  6.13       11/15/2027      13,534,080
 -------------------------------------------------------------------------------
  TOTAL U.S. TREASURY OBLIGATIONS
  (Cost $54,056,503)                                                 $53,356,742
 -------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                                GOLDMAN SACHS GLOBAL INCOME FUND


  Principal
   Amount!             Interest Rate                   Maturity Date                   Value
  Short-Term Obligation - 1.6%
  State Street Bank & Trust Euro-Time Deposit
  USD 9,295,000            5.25%                        11/01/1999              $  9,295,000
 -------------------------------------------------------------------------------------------
  TOTAL SHORT-TERM OBLIGATION
  (Cost $9,295,000)                                                             $  9,295,000
 -------------------------------------------------------------------------------------------
  TOTAL INVESTMENTS
  (Cost $568,061,027)                                                           $560,923,589
 -------------------------------------------------------------------------------------------

 ! The principal amount of each security is stated in the currency in which the bond is denominated. See below.
 AUD=Australian Dollar
 DKK=Danish Krone
 DEM=German Mark
 EUR=Euro Currency
 GBP=Great British Pound
 JPY=Japanese Yen
 NZD=New Zealand Dollar
 SEK=Swedish Krona
 USD=United States Dollar
++ Securities are exempt from registration under Rule 144A of the Securities
   Act of 1933. Such securities may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounted to $9,513,171 as of October 31, 1999.
 # Variable rate security. Coupon rate disclosed is that which is in effect at
   October 31, 1999.
 + These securities are issued with a zero coupon rate which increases to the stated rate at a set date in the future.
 . Represents security with notional or nominal amount. The actual effective yield of this security is different than the stated coupon due to the amortization of related premiums.
 & Security is issued with a zero coupon. The interest rate disclosed for this security represents effective yield to maturity.
 @ A portion of this security is segregated as collateral for initial margin requirement on futures transactions.

 The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TAXABLE INVESTMENT GRADE FUNDS

Statements of Assets and Liabilities
October 31, 1999

                                                            Adjustable Rate
                                                            Government Fund

 Assets:
  Investment in securities, at value (identified cost
  $342,432,281, $240,315,960, $135,979,513, $354,157,104,
  and $568,061,027, respectively)                              $337,130,510
  Cash, at value                                                         --
  Receivables:
   Investment securities sold, at value                           1,459,569
   Interest, at value                                             2,309,456
   Fund shares sold                                                 353,723
   Forward foreign currency exchange contracts, at value                 --
   Variation margin                                                      --
   Reimbursement from adviser                                        17,802
  Other assets                                                        8,393
 ---------------------------------------------------------------------------
  Total assets                                                  341,279,453
 ---------------------------------------------------------------------------

 Liabilities:
  Due to bank                                                       104,446
  Payables:
   Investment securities purchased                                       --
   Income distribution                                                   --
   Fund shares repurchased                                        2,074,129
   Amounts owed to affiliates                                       136,283
   Forward foreign currency exchange contracts, at value                 --
   Variation margin                                                 233,943
  Accrued expenses and other liabilities, at value                   47,853
 ---------------------------------------------------------------------------
  Total liabilities                                               2,596,654
 ---------------------------------------------------------------------------

 Net Assets:
  Paid-in capital                                               394,041,939
  Accumulated undistributed net investment income                        --
  Accumulated net realized loss on investment, futures and
  foreign currency related transactions                         (49,853,742)
  Net unrealized loss on investments, futures and
  translation of assets and liabilities denominated in
  foreign currencies                                             (5,505,398)
 ---------------------------------------------------------------------------
  NET ASSETS                                                   $338,682,799
 ---------------------------------------------------------------------------
  Net asset value, offering and redemption price per
  share(a)
  Class A                                                             $9.63
  Class B                                                                --
  Class C                                                                --
  Institutional                                                       $9.64
  Service                                                             $9.65
 ---------------------------------------------------------------------------
  Shares outstanding:
  Class A                                                         2,373,858
  Class B                                                                --
  Class C                                                                --
  Institutional                                                  32,666,147
  Service                                                            82,551
 ---------------------------------------------------------------------------
  Total shares outstanding, $.001 par value (unlimited
  number of shares authorized)                                   35,122,556
 ---------------------------------------------------------------------------

 (a) Maximum public offering price per share (NAV per share multiplied by 1.0152) for Class A shares of Adjustable Rate Government, (NAV per share multiplied by $1.02041) for Class A shares of Short Duration Government, and (NAV per share multiplied by 1.0471) for Class A shares of Government Income, Core Fixed Income, and Global Income is $9.78, $9.77, $14.35, $9.95, and $15.17, respectively. At redemption, Class B and Class C shares may be subject to a contingent sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.

                                    GOLDMAN SACHS TAXABLE INVESTMENT GRADE FUNDS


   Short Duration          Government              Core Fixed                  Global
  Government Fund         Income Fund             Income Fund             Income Fund


     $237,089,108        $133,092,805            $346,870,816            $560,923,589
              --               63,390                  53,559                     930
        1,937,032           1,487,410              17,161,242              28,931,845
        1,607,023             772,448               3,324,271               9,718,563
          324,655             134,222               1,553,692               1,761,204
               --                  --                      --               6,161,908
               --              26,721                 304,108                 756,121
           24,062              30,990                  25,145                 105,938
            9,260              10,427                  71,809                  20,116
 -------------------------------------------------------------------------------------
      240,991,140         135,618,413             369,364,642             608,380,214
 -------------------------------------------------------------------------------------


            2,035                  --                      --                      --
       18,643,284          15,994,998              55,605,182              21,482,035
          305,639              68,843                 493,247                      --
        2,746,824           1,639,593                 359,494               1,177,436
          132,068             116,985                 158,153                 511,794
               --                  --                  61,842               7,917,291
          239,047                  --                      --                      --
           54,256              45,180                  76,855                 213,202
 -------------------------------------------------------------------------------------
       22,123,153          17,865,599              56,754,773              31,301,758
 -------------------------------------------------------------------------------------


      238,577,947         123,070,464             326,748,909             588,755,245
          615,596              49,258                 122,700               2,395,515
      (16,419,016)         (2,436,452)             (6,870,617)             (5,583,499)
       (3,906,540)         (2,930,456)             (7,391,123)             (8,488,805)
 -------------------------------------------------------------------------------------
     $218,867,987        $117,752,814            $312,609,869            $577,078,456
 -------------------------------------------------------------------------------------
            $9.57              $13.70                   $9.50                  $14.49
            $9.56              $13.72                   $9.52                  $14.45
            $9.54              $13.71                   $9.52                  $14.43
            $9.57              $13.69                   $9.52                  $14.48
            $9.56              $13.63                   $9.52                  $14.47
 -------------------------------------------------------------------------------------
        5,457,522           5,990,696               6,884,002              18,763,477
          726,082           1,435,163               1,539,179               1,157,040
          736,877             733,457                 781,565                 539,441
       15,270,025             430,809              22,796,484              19,314,962
          691,130               1,108                 858,321                  77,059
 -------------------------------------------------------------------------------------
       22,881,636           8,591,233              32,859,551              39,851,979
 -------------------------------------------------------------------------------------

GOLDMAN SACHS TAXABLE INVESTMENT GRADE FUNDS

Statements of Operations
For the Year Ended October 31, 1999

                                                 Adjustable Rate
                                                 Government Fund
 Investment income:
 Interest(a)                                         $23,854,240
 ----------------------------------------------------------------------------
 Total income                                         23,854,240
 ----------------------------------------------------------------------------
 Expenses:
 Management fees                                       1,591,935
 Distribution and service fees(b)                         83,944
 Transfer agent fees(c)                                  209,559
 Custodian fees                                          142,859
 Registration fees                                       105,604
 Professional fees                                        64,010
 Trustee fees                                              9,605
 Administration share fees                                 8,232
 Service share fees                                        3,765
 Amortization of deferred organization expenses               --
 Other                                                    47,535
 ----------------------------------------------------------------------------
 Total expenses                                        2,267,048
 ----------------------------------------------------------------------------
 Less -- expenses reimbursed and fees waived            (154,703)
 ----------------------------------------------------------------------------
 Net Expenses                                          2,112,345
 ----------------------------------------------------------------------------
 NET INVESTMENT INCOME                                21,741,895
 ----------------------------------------------------------------------------
 Realized and unrealized gain (loss) on investment, futures and foreign cur-
 rency transactions:
 Net realized gain (loss) from:
  Investment transactions                             (1,434,338)
  Futures transactions                                   681,758
  Foreign currency related transactions                       --
 Net change in unrealized gain (loss) on:
  Investments                                           (208,230)
  Futures                                             (1,011,241)
  Translation of assets and liabilities
  denominated in foreign currencies                           --
 ----------------------------------------------------------------------------
 Net realized and unrealized loss on investment,
 futures and foreign currency transactions:           (1,972,051)
 ----------------------------------------------------------------------------
 NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS                                     $19,769,844
 ----------------------------------------------------------------------------

 (a) Net of $1,344 and $83,125 in foreign withholding tax for the Core Fixed Income and Global Income Funds, respectively.
 (b) Class A, Class B and Class C of the following funds had distribution and service fees of:
     Adjustable Rate Government Fund -- $83,944 for Class A only.
     Short Duration Government Fund -- $132,906, $55,049, and $67,893, respectively.
     Government Income Fund -- $215,650, $187,747, and $104,190, respectively. Core Fixed Income Fund -- $142,505, $122,578, and $71,888, respectively. Global Income Fund -- $1,269,380, $120,645, and $70,592, respectively.
 (c) The following funds had transfer agency fees of:
     Adjustable Rate Government Fund -- $63,797, $144,144, $1,317, and $301 for Class A, Institutional Class, Administrative Class and Service Class, respectively.
     Short Duration Government Fund -- $101,009, $10,459, $12,900, $60,679,
     $1,988, and $2,550 for Class A, Class B, Class C, Institutional Class, Administration Class, and Service Class, respectively.
     Government Income Fund -- $163,893, $35,672, $19,796, $1,824, and $4 for
     Class A, Class B, Class C, Institutional Class and Service Class, respectively.
     Core Fixed Income Fund -- $108,303, $23,290, $13,659, $80,696, $3,548, and
     $2,754 for Class A, Class B, Class C, Institutional Class, Administration Class, and Service Class, respectively.
     Global Income Fund -- $482,364, $22,923, $13,411, $96,357, and $377 for
     Class A, Class B, Class C, Institutional Class and Service Class, respectively.

The accompanying notes are an integral part of these financial statements.

                                    GOLDMAN SACHS TAXABLE INVESTMENT GRADE FUNDS


   Short Duration         Government              Core Fixed                  Global
  Government Fund        Income Fund             Income Fund             Income Fund
      $15,013,183        $ 7,945,055            $ 19,137,123            $ 28,082,990
 ------------------------------------------------------------------------------------
       15,013,183          7,945,055              19,137,123              28,082,990
 ------------------------------------------------------------------------------------

        1,142,521            780,149               1,175,776               4,633,504
          255,848            507,587                 336,971               1,460,617
          189,585            221,189                 232,250                 615,432
          123,904            115,845                 183,400                 411,155
           61,701             62,298                  84,010                 126,906
           66,906             63,676                  62,146                  93,939
            9,766              9,618                   9,737                   9,719
           12,426                 --                  22,173                      --
           31,877                 45                  34,419                   4,708
               --                 --                   4,362                      --
           51,631             38,015                  65,539                  41,329
 ------------------------------------------------------------------------------------
        1,946,165          1,798,422               2,210,783               7,397,309
 ------------------------------------------------------------------------------------
         (313,026)          (416,676)               (103,492)             (1,949,538)
 ------------------------------------------------------------------------------------
        1,633,139          1,381,746               2,107,291               5,447,771
 ------------------------------------------------------------------------------------
       13,380,044          6,563,309              17,029,832              22,635,219
 ------------------------------------------------------------------------------------

       (2,653,310)        (1,694,434)             (5,230,345)             (3,684,004)
          686,607           (537,611)             (1,265,780)               (994,608)
               --                 --                  61,387              (1,422,955)
       (4,468,745)        (4,991,411)            (11,201,102)            (23,571,113)
       (1,796,301)          (240,398)               (692,824)                 (3,270)
               --                 --                   5,048                 656,373
 ------------------------------------------------------------------------------------
       (8,231,749)        (7,463,854)            (18,323,616)            (29,019,577)
 ------------------------------------------------------------------------------------
      $ 5,148,295        $  (900,545)           $ (1,293,784)           $ (6,384,358)
 ------------------------------------------------------------------------------------

GOLDMAN SACHS TAXABLE INVESTMENT GRADE FUNDS

Statements of Changes in Net Assets
For the Year Ended October 31, 1999

                                                                Adjustable Rate
                                                                Government Fund
  From operations:
  Net investment income                                           $21,741,895
  Net realized loss on investment, futures and foreign
   currency related transactions                                     (752,580)
  Net change in unrealized gain (loss) on investments, futures and translation of assets and liabilities denominated in
   foreign currencies                                              (1,219,471)
 ------------------------------------------------------------------------------
  Net increase (decrease) in net assets resulting from
   operations                                                      19,769,844
 ------------------------------------------------------------------------------

  Distributions to shareholders:
  From net investment income
   Class A shares                                                  (1,554,543)
   Class B shares                                                          --
   Class C shares                                                          --
   Institutional shares                                           (17,799,251)
   Administration shares                                             (156,305)
   Service shares                                                     (33,888)
  From capital
   Class A shares                                                    (199,076)
   Class B shares                                                          --
   Class C shares                                                          --
   Institutional shares                                            (2,279,391)
   Administration shares                                              (20,017)
   Service shares                                                      (4,340)
  From net realized gain on investment, futures and foreign
   currency transactions
   Class A shares                                                          --
   Class B shares                                                          --
   Class C shares                                                          --
   Institutional shares                                                    --
   Administration shares                                                   --
   Service shares                                                          --
 ------------------------------------------------------------------------------
  Total distributions to shareholders                             (22,046,811)
 ------------------------------------------------------------------------------

  From share transactions:
  Proceeds from sales of shares                                   505,773,211
  Reinvestment of dividends and distributions                      11,575,172
  Cost of shares repurchased                                     (685,219,828)
 ------------------------------------------------------------------------------
  Net increase (decrease) in net assets resulting from share
   transactions                                                  (167,871,445)
 ------------------------------------------------------------------------------
  TOTAL INCREASE (DECREASE)                                      (170,148,412)
 ------------------------------------------------------------------------------

  Net assets:
  Beginning of year                                               508,831,211
 ------------------------------------------------------------------------------
  End of year                                                    $338,682,799
 ------------------------------------------------------------------------------
  Accumulated undistributed net investment income                $         --
 ------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                    GOLDMAN SACHS TAXABLE INVESTMENT GRADE FUNDS


   Short Duration          Government              Core Fixed                  Global
  Government Fund         Income Fund             Income Fund             Income Fund
    $ 13,380,044         $  6,563,309            $ 17,029,832            $ 22,635,219
      (1,966,703)          (2,232,045)             (6,434,738)             (6,101,567)
      (6,265,046)          (5,231,809)            (11,888,878)            (22,918,010)
 -------------------------------------------------------------------------------------
       5,148,295             (900,545)             (1,293,784)             (6,384,358)
 -------------------------------------------------------------------------------------
      (2,885,366)          (4,701,931)             (3,111,344)            (10,433,058)
        (267,022)            (881,113)               (579,641)               (456,703)
        (316,483)            (489,690)               (337,695)               (263,007)
      (8,877,237)            (267,417)            (11,800,204)            (11,462,739)
        (278,181)                  --                (495,974)                     --
        (341,400)                (484)               (368,926)                (40,207)
              --                   --                      --                (457,628)
              --                   --                      --                 (20,032)
              --                   --                      --                 (11,536)
              --                   --                      --                (502,793)
              --                   --                      --                      --
              --                   --                      --                  (1,764)
              --           (1,930,242)               (896,935)             (5,398,726)
              --             (406,494)               (144,240)               (219,025)
              --             (228,993)                (92,870)               (129,352)
              --              (63,106)             (2,576,039)             (4,630,914)
              --                   --                (181,000)                     --
              --                  (39)                (84,628)                (17,604)
 -------------------------------------------------------------------------------------
     (12,965,689)          (8,969,509)            (20,669,496)            (34,045,088)
 -------------------------------------------------------------------------------------
     285,443,513          249,312,834             303,446,837             348,114,845
       8,005,144            7,441,375              13,487,926              20,654,882
    (292,142,829)        (258,554,530)           (265,160,385)           (160,439,290)
 -------------------------------------------------------------------------------------
       1,305,828           (1,800,321)             51,774,378             208,330,437
 -------------------------------------------------------------------------------------
      (6,511,566)         (11,670,375)             29,811,098             167,900,991
 -------------------------------------------------------------------------------------
     225,379,553          129,423,189             282,798,771             409,177,465
 -------------------------------------------------------------------------------------
    $218,867,987         $117,752,814            $312,609,869            $577,078,456
 -------------------------------------------------------------------------------------
    $    615,596         $     49,258            $    122,700            $  2,395,515
 -------------------------------------------------------------------------------------

GOLDMAN SACHS TAXABLE INVESTMENT GRADE FUNDS

Statements of Changes in Net Assets
For the Year Ended October 31, 1998

                                                                   Adjustable
                                                                         Rate
                                                                   Government
                                                                         Fund
  From operations:
  Net investment income                                         $  27,751,730
  Net realized gain (loss) on investment, futures and foreign
   currency related transactions                                   (1,432,798)
  Net change in unrealized gain (loss) on investments, futures and translation of assets and liabilities denominated in
   foreign currencies                                              (6,927,104)
 -----------------------------------------------------------------------------
  Net increase in net assets resulting from operations             19,391,828
 -----------------------------------------------------------------------------

  Distributions to shareholders:
  From net investment income
   Class A shares                                                  (2,487,566)
   Class B shares                                                          --
   Class C shares                                                          --
   Institutional shares                                           (25,001,833)
   Administration shares                                             (234,475)
   Service shares                                                     (27,856)
  In excess of net investment income
   Class A shares                                                     (98,798)
   Class B shares                                                          --
   Class C shares                                                          --
   Institutional shares                                              (992,993)
   Administration shares                                               (9,313)
   Service shares                                                      (1,106)
  From net realized gain on investment, futures and foreign
   currency transactions
   Class A shares                                                          --
   Class B shares                                                          --
   Class C shares                                                          --
   Institutional shares                                                    --
   Administration shares                                                   --
   Service shares                                                          --
 -----------------------------------------------------------------------------
  Total distributions to shareholders                             (28,853,940)
 -----------------------------------------------------------------------------

  From share transactions:
  Proceeds from sales of shares                                   480,828,950
  Reinvestment of dividends and distributions                      20,351,273
  Cost of shares repurchased                                     (492,929,797)
 -----------------------------------------------------------------------------
  Net increase in net assets resulting from share transactions      8,250,426
 -----------------------------------------------------------------------------
  TOTAL INCREASE (DECREASE)                                        (1,211,686)
 -----------------------------------------------------------------------------

  Net assets:
  Beginning of year                                               510,042,897
 -----------------------------------------------------------------------------
  End of year                                                   $ 508,831,211
 -----------------------------------------------------------------------------
  Accumulated undistributed (distributions in excess of) net
   investment income                                            $  (3,550,919)
 -----------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                    GOLDMAN SACHS TAXABLE INVESTMENT GRADE FUNDS


   Short Duration          Government             Core Fixed                 Global
  Government Fund         Income Fund            Income Fund            Income Fund
   $   9,612,953        $   6,235,094          $  10,922,376          $  14,339,751
        (360,410)           2,722,191              3,888,127              3,580,157
       1,213,423              787,495              2,127,689             14,771,995
 -----------------------------------------------------------------------------------
      10,465,966            9,744,780             16,938,192             32,691,903
 -----------------------------------------------------------------------------------

      (1,420,203)          (5,471,980)            (1,853,415)           (11,773,305)
        (124,011)            (589,599)              (152,279)              (310,470)
         (88,564)            (181,328)              (150,232)              (116,153)
      (7,578,309)            (126,383)            (8,016,713)            (6,720,480)
        (270,953)                  --               (664,748)                    --
        (265,819)                (114)              (176,911)               (25,498)
              --             (316,755)               (75,186)                    --
              --              (34,130)                (6,177)                    --
              --              (10,497)                (6,094)                    --
              --               (7,316)              (325,203)                    --
              --                   --                (26,966)                    --
              --                   (7)                (7,176)                    --
              --             (336,409)               (84,830)              (628,833)
              --              (41,187)                (8,016)               (15,200)
              --               (9,732)                (4,098)                (4,258)
              --               (8,246)              (459,667)              (240,253)
              --                   --                (51,390)                    --
              --                   (7)               (10,588)                  (604)
 -----------------------------------------------------------------------------------
      (9,747,859)          (7,133,690)           (12,079,689)           (19,835,054)
 -----------------------------------------------------------------------------------

     301,176,652          174,396,555            274,106,821            254,174,010
       6,473,398            5,523,470              8,519,118             13,914,727
    (201,542,539)        (133,099,760)          (102,188,552)          (103,905,121)
 -----------------------------------------------------------------------------------
     106,107,511           46,820,265            180,437,387            164,183,616
 -----------------------------------------------------------------------------------
     106,825,618           49,431,355            185,295,890            177,040,465
 -----------------------------------------------------------------------------------

     118,553,935           79,991,834             97,502,881            232,137,000
 -----------------------------------------------------------------------------------
   $ 225,379,553        $ 129,423,189          $ 282,798,771          $ 409,177,465
 -----------------------------------------------------------------------------------
   $     567,164        $    (202,850)         $          --          $   4,880,723
 -----------------------------------------------------------------------------------

GOLDMAN SACHS TAXABLE INVESTMENT GRADE FUNDS

Notes to Financial Statements
October 31, 1999

 1. ORGANIZATION

 Goldman Sachs Trust (the "Trust") is a Delaware business trust registered un-der the Investment Company Act of 1940 (as amended) as an open-end, manage-ment investment company. The Trust includes Goldman Sachs Adjustable Rate Government Fund (Adjustable Rate Government), Goldman Sachs Short Duration Government Fund (Short Duration Government), Goldman Sachs Government Income Fund (Government Income), Goldman Sachs Core Fixed Income Fund (Core Fixed Income) and Goldman Sachs Global Income Fund (Global Income), collectively, "the Funds" or individually a "Fund." Adjustable Rate Government, Short Dura-tion Government, Government Income, and Core Fixed Income are diversified portfolios of the Trust whereas Global Income is a non-diversified portfolio. Adjustable Rate Government offers three classes of shares -- Class A, Insti-tutional and Service. Government Income, Short Duration Government, Core Fixed Income and Global Income offer five classes of shares -- Class A, Class B, Class C, Institutional and Service. On July 20, 1999, Administration Class shares for Adjustable Rate Government, Short Duration Government, and Core Fixed Income were liquidated and are no longer offered.

 2. SIGNIFICANT ACCOUNTING POLICIES

 The following is a summary of significant accounting policies consistently followed by the Funds. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make es-timates and assumptions that may affect the reported amounts. Actual results could differ from those estimates.

 A. Investment Valuation -- Portfolio securities for which accurate market quotations are readily available are valued on the basis of quotations fur-nished by a pricing service or provided by dealers in such securities. Port-folio securities for which accurate market quotations are not readily available are valued based on yield equivalents, pricing matrices or other sources, under valuation procedures established by the Trust's Board of Trustees. Short-term debt obligations maturing in sixty days or less are val-ued at amortized cost.

 B. Security Transactions and Investment Income -- Security transactions are recorded as of the trade date. Realized gains and losses on sales of portfo-lio securities are calculated using the identified cost basis. Interest in-come is recorded on the basis of interest accrued. Premiums on interest-only securities and on collateralized mortgage obligations with nominal principal amounts are amortized, on an effective yield basis, over the expected lives of the respective securities.
   Certain mortgage security paydown gains and losses are taxable as ordinary income. Such paydown gains and losses increase or decrease taxable ordinary income available for distribution and are classified as interest income in the accompanying Statements of Operations. Original issue discounts ("OID") on debt securities are amortized to interest income over the life of the se-curity with a corresponding increase in the cost basis of that security. OID amortization on mortgage backed REMIC securities is initially recorded based on estimates of principal paydowns using the most recent OID factors avail-able from the issuer. Recorded amortization amounts are adjusted when actual OID factors are received. Market discounts and market premiums on debt secu-rities, other than mortgage backed REMIC securities, are amortized to inter-est income over the life of the security with a corresponding adjustment in the cost basis of that security for Core Fixed Income. Global Income amor-tizes only market discounts on debt securities other than REMIC mortgage backed securities.

 C. Federal Taxes -- It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable and tax- exempt income and capital gains to its shareholders. Accordingly, no federal tax provisions are required.

                                    GOLDMAN SACHS TAXABLE INVESTMENT GRADE FUNDS


   The characterization of distributions to shareholders for financial report-ing purposes is determined in accordance with income tax rules. Therefore, the source of a Fund's distributions may be shown in the accompanying finan-cial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in-capital, depending on the type of book/tax differences that may exist.
   The Funds, at their most recent tax year-ends of October 31, 1999, had ap-proximately the following amounts of capital loss carryforward for U.S. fed-eral tax purposes. These amounts are available to be carried forward to offset future capital gains to the extent permitted by applicable laws or regulations.

                                                                                 Years of
 Fund                                       Amount                              Expiration
 -----------------------------------------------------------------------------------------
 Adjustable Rate Government               $50,033,000                            2000-2007
 -----------------------------------------------------------------------------------------
 Short Duration Government                 17,097,000                            2002-2007
 -----------------------------------------------------------------------------------------
 Government Income                          2,397,000                                 2007
 -----------------------------------------------------------------------------------------
 Core Fixed Income                          6,931,000                                 2007
 -----------------------------------------------------------------------------------------
 Global Income                              4,047,000                                 2007
 -----------------------------------------------------------------------------------------

   At October 31, 1999 the Funds' aggregate unrealized gains and losses based on cost for federal income tax purposes was as follows:

                                      Gross           Gross      Net Unrealized
 Fund                 Tax Cost   Unrealized Gain Unrealized Loss      Loss
 ------------------------------------------------------------------------------
 Adjustable Rate
 Government         $342,456,781     $   136,354   $ (5,462,625)   $(5,326,271)
 ------------------------------------------------------------------------------
 Short Duration
 Government          240,317,246         419,507     (3,647,645)    (3,228,138)
 ------------------------------------------------------------------------------
 Government Income   136,062,952         181,303     (3,151,450)    (2,970,147)
 ------------------------------------------------------------------------------
 Core Fixed Income   354,206,579         622,301     (7,958,064)    (7,335,763)
 ------------------------------------------------------------------------------
 Global Income       569,282,561      12,036,946    (20,395,918)    (8,358,972)
 ------------------------------------------------------------------------------

 D. Expenses -- Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Funds on a straight-line or pro rata basis depending upon the nature of the expense.
   Class A, Class B and Class C shareholders of the Funds bear all expenses and fees relating to their respective distribution and service plans. Share-holders of Service and Administration shares bear all expenses and fees paid to service organizations. Each class of shares of the Funds separately bears its respective class-specific transfer agency fees.

 E. Deferred Organization Expenses -- Organization-related costs were amor-tized on a straight-line basis over a period of five years. The amortization costs of all funds are fully amortized.

 F. Foreign Currency Translations -- The books and records of the Funds are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valua-tions, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates; (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency ex-change rates prevailing on the respective dates of such transactions.

GOLDMAN SACHS TAXABLE INVESTMENT GRADE FUNDS

Notes to Financial Statements
October 31, 1999

   Net realized and unrealized gain (loss) on foreign currency transactions will represent: (i) foreign exchange gains and losses from the sale and hold-ings of foreign currencies and sale of investments; (ii) gains and losses be-tween trade date and settlement date on investment securities transactions and forward exchange contracts; and (iii) gains and losses from the differ-ence between amounts of interest recorded and the amounts actually received.

 G. Mortgage Dollar Rolls -- The Funds may enter into mortgage "dollar rolls" in which the Funds sell securities in the current month for delivery and si-multaneously contract with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. For financial reporting and tax reporting purposes, the Funds treat mortgage dollar rolls as two separate transactions; one involving the pur-chase of a security and a separate transaction involving a sale.

 H. Segregation Transactions -- The Funds may enter into certain derivative transactions to seek to increase total return. Forward foreign currency ex-change contracts, futures contracts, written options, mortgage dollar rolls, when-issued securities and forward commitments represent examples of such transactions. As a result of entering into those transactions, the Funds are required to segregate liquid assets on the accounting records equal to or greater than the market value of the corresponding transactions.

 3. AGREEMENTS

 Pursuant to the Investment Management Agreements (the "Agreements"), Goldman Sachs Funds Management, L.P. ("GSFM"), an affiliate of Goldman, Sachs & Co. ("Goldman Sachs"), serves as the investment adviser for Adjustable Rate Gov-ernment and Short Duration Government. Goldman Sachs Asset Management ("GSAM"), a unit of the Investment Management Division of Goldman Sachs, serves as the investment adviser for Government Income and Core Fixed Income. Goldman Sachs Asset Management International ("GSAMI"), an affiliate of GSAM, serves as the investment adviser for Global Income. Under the Agreements, the respective adviser, subject to the general supervision of the Trust's Board of Trustees, manages the Funds' portfolios. As compensation for the services rendered pursuant to the Agreements, the assumption of the expenses related thereto and administering the Funds' business affairs, including providing facilities, the adviser is entitled to a fee, computed daily and payable monthly at an annual rate equal to .40%, .50%, .65%, .40% and .90% of average daily net assets of Adjustable Rate Government, Short Duration Government, Government Income, Core Fixed Income and Global Income, respectively. For the year ended October 31, 1999 the advisers for Government Income and Global In-come voluntarily have agreed to waive a portion of their management fee equal annually to .11% and .25%, respectively, of each Fund's average daily net as-sets. The advisers may discontinue or modify these waivers in the future at their discretion.
   Each adviser has voluntarily agreed to limit "Other Expenses" (excluding management fees, distribution and service fees, transfer agent fees, taxes, interest, brokerage, litigation, Administrative and Service share fees, in-demnification costs and other extraordinary expenses) to the extent that such expenses exceed, on an annual basis, .05%, .00%, .00%, .10% and .00% of the average daily net assets of Adjustable Rate Government, Short Duration Gov-ernment, Government Income, Core Fixed Income and Global Income, respective-ly.
   Goldman Sachs serves as Distributor of the shares of the Funds pursuant to a Distribution Agreement. Goldman Sachs may receive a portion of the Class A sales load and Class B and Class C contingent deferred sales charges and has advised the Funds that it retained approximately $11,000, $38,000, $111,000, $59,000 and $233,000 for the year ended October 31, 1999 for Adjustable Rate Government, Short Duration Government, Government Income, Core Fixed Income and Global Income, respectively.
   The Trust, on behalf of each Fund, has adopted Distribution and Service Plans. Under the Distribution and Service Plans, Goldman Sachs and/or Autho-rized Dealers are entitled to a monthly fee from each fund for distribution services and shareholder maintenance equal, on an annual basis, to .50%, 1.00% and 1.00% for Global Income and .25%, 1.00% and

                                    GOLDMAN SACHS TAXABLE INVESTMENT GRADE FUNDS


 1.00% of each of the other funds' average daily net assets attributable to Class A, Class B and Class C shares, respectively. For the year ended October 31, 1999, Goldman Sachs has voluntarily agreed to waive a portion of the Dis-tribution and Service fees equal to .15% of the average daily net assets at-tributable to the Class B shares of Short Duration Government. Goldman Sachs may discontinue or modify this waiver in the future at its discretion.
   Goldman Sachs also serves as Transfer Agent of the Funds for a fee. Fees charged for such transfer agency services are calculated daily and payable monthly at an annual rate as follows: .19% of the average daily net assets for Class A, Class B and Class C shares and .04% of the average daily net as-sets for Institutional, Service and Administration Shares.
   The Trust, on behalf of the Funds, has adopted Service Plans. In addition, the Trust, on behalf of Adjustable Rate Government, Short Duration Government and Core Fixed Income, has adopted Administration Plans. These plans allow for Administration shares and Service shares, respectively, to compensate service organizations for providing varying levels of account administration and shareholder liaison services to their customers who are beneficial owners of such shares. The Administration and Service Plans provide for compensation to the service organizations in an amount up to, on an annual basis, .25% and .50%, respectively, of the average daily net asset value of each share class. On July 21, 1999, the Administration Plan was terminated due to the liquida-tion of the Administration Class shares on July 20, 1999.
   For the year ended October 31, 1999, the advisors and distributor have vol-untarily agreed to waive certain fees and reimburse other expenses as follows (in thousands):

                                      Waivers
                              --------------------------
                                             Class B
                                           Distribution      Expense
 Fund                         Management   and Service    Reimbursement   Total
 -------------------------------------------------------------------------------
 Adjustable Rate Government       $   --           $ --            $155   $  155
 -------------------------------------------------------------------------------
 Short Duration Government            --              8             305      313
 -------------------------------------------------------------------------------
 Government Income                   132             --             285      417
 -------------------------------------------------------------------------------
 Core Fixed Income                    --             --             103      103
 -------------------------------------------------------------------------------
 Global Income                     1,288             --             662    1,950
 -------------------------------------------------------------------------------

   At October 31, 1999, the amounts owed to affiliates were as follows (in thousands):

                                           Distribution        Transfer
 Fund                         Management   and Service          Agent      Total
 -------------------------------------------------------------------------------
 Adjustable Rate Government         $117           $  5             $14     $136
 -------------------------------------------------------------------------------
 Short Duration Government            94             22              16      132
 -------------------------------------------------------------------------------
 Government Income                    55             44              18      117
 -------------------------------------------------------------------------------
 Core Fixed Income                   105             32              21      158
 -------------------------------------------------------------------------------
 Global Income                       319            136              57      512
 -------------------------------------------------------------------------------

GOLDMAN SACHS TAXABLE INVESTMENT GRADE FUNDS

Notes to Financial Statements
October 31, 1999

 4. PORTFOLIO SECURITY TRANSACTIONS

 Purchases and proceeds of sales or maturities of long-term securities for the year ended October 31, 1999, were as follows:

                                                    Sales or     Sales or maturities
              Purchases of        Purchases       maturities of      (excluding
             U.S. Government     (excluding      U.S. Government U.S. Government and
               and agency    U.S. Government and   and agency          agency
 Fund          obligations   agency obligations)   obligations      obligations)
 -----------------------------------------------------------------------------------
 Adjustable
Rate Gov-
ernment         $146,642,706        $         --    $269,031,404        $         --
 -----------------------------------------------------------------------------------
 Short Du-
ration Gov-
ernment          392,709,173                  --     385,148,495                  --
 -----------------------------------------------------------------------------------
 Government
Income           318,882,509           8,767,513     319,451,630          15,364,468
 -----------------------------------------------------------------------------------
 Core Fixed
Income           700,272,578         129,615,546     711,768,271          86,186,112
 -----------------------------------------------------------------------------------
 Global In-
come             225,175,491         730,667,755     258,731,027         496,731,425
 -----------------------------------------------------------------------------------

 Forward Foreign Currency Exchange Contracts -- Core Fixed Income and Global Income may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or port-folio positions. Core Fixed Income and Global Income may also purchase and sell forward contracts to seek to increase total return. All commitments are "marked-to-market" daily at the applicable translation rates and any result-ing unrealized gains or losses are recorded in the Funds' financial state-ments. The Funds record realized gains or losses at the time a forward contract is offset by entry into a closing transaction or extinguished by de-livery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.
  At October 31, 1999, Core Fixed Income had outstanding forward foreign ex-change contracts, both to purchase and sell foreign currencies as follows:

  Open Foreign Currency           Value on      Current   Unrealized Unrealized
  Sale Contracts               Settlement Date   Value       Gain       Loss
 ------------------------------------------------------------------------------
  Euro Currency
   expiring 11/15/1999              $7,686,580 $7,691,558       $ --    $ 4,978
 ------------------------------------------------------------------------------
  Total Open Foreign Currency
  Sale Contracts                    $7,686,580 $7,691,558       $ --    $ 4,978
 ------------------------------------------------------------------------------
  Closed but Unsettled
  Foreign                                                  Realized   Realized
  Currency Contracts           Purchase Value  Sale Value    Gain       Loss
 ------------------------------------------------------------------------------
  Australian Dollar
   expiring 12/13/1999              $4,007,653 $3,950,789       $ --    $56,864
 ------------------------------------------------------------------------------
  Total Closed but Unsettled
  Foreign Currency Contracts        $4,007,653 $3,950,789       $ --    $56,864
 ------------------------------------------------------------------------------

                                    GOLDMAN SACHS TAXABLE INVESTMENT GRADE FUNDS


   At October 31, 1999, Global Income had outstanding forward foreign currency exchange contracts, both to purchase and sell foreign currencies as follows:

  Open Foreign Currency       Value on                   Unrealized Unrealized
  Purchase Contracts       Settlement Date Current Value    Gain       Loss
 -----------------------------------------------------------------------------
  Australian Dollar
   expiring 12/13/1999        $  4,835,986  $  4,669,305 $       -- $  166,681
  Canadian Dollar
   expiring 11/30/1999          14,117,329    14,259,515    142,186         --
   expiring 12/7/1999           14,177,000    14,294,888    117,888         --
  Japanese Yen
   expiring 12/2/1999            7,105,000     7,389,092    284,092         --
  Swedish Krona
   expiring 12/1/1999            3,950,598     3,950,006         --        592
 -----------------------------------------------------------------------------
  Total Open Foreign Cur-
  rency
  Purchase Contracts          $ 44,185,913  $ 44,562,806 $  544,166 $  167,273
 -----------------------------------------------------------------------------
  Open Foreign Currency       Value on                   Unrealized Unrealized
  Sale Contracts           Settlement Date Current Value    Gain       Loss
 -----------------------------------------------------------------------------
  Danish Krone
   expiring 1/21/2000         $ 11,345,187  $ 11,183,702 $  161,485 $       --
  Euro Currency
   expiring 12/6/1999           20,254,650    20,340,166         --     85,516
   expiring 1/26/2000          176,251,300   172,003,458  4,247,842         --
  Great British Pound
   expiring 12/6/1999           39,499,415    39,463,874     35,541         --
  Japanese Yen
   expiring 11/18/1999          71,507,082    76,993,551         --  5,486,469
   expiring 12/3/1999           23,483,365    23,342,371    140,994         --
   expiring 12/20/1999          12,397,938    13,886,375         --  1,488,437
  New Zealand Dollar
   expiring 11/15/1999          10,664,420    10,185,180    479,240         --
 -----------------------------------------------------------------------------
  Total Open Foreign Cur-
  rency
  Sale Contracts              $365,403,357  $367,398,677 $5,065,102 $7,060,422
 -----------------------------------------------------------------------------

GOLDMAN SACHS TAXABLE INVESTMENT GRADE FUNDS

Notes to Financial Statements
October 31, 1999

  Closed but Unsettled
  Foreign                      Purchase               Realized Realized
  Currency Contracts             Value    Sale Value    Gain     Loss
 ----------------------------------------------------------------------
  Japanese Yen
   expiring 11/18/1999        $28,678,000 $28,200,123 $     -- $477,877
   expiring 11/18/1999          7,260,000   7,320,758   60,758       --
   expiring 11/30/1999          7,210,504   7,226,000   15,496       --
   expiring 12/3/1999          14,140,000  14,562,224  422,224       --
  Great British Pound
   expiring 12/6/1999           7,200,000   7,153,296       --   46,704
  Australian Dollar
   expiring 12/13/1999          9,826,115   9,661,100       --  165,015
  Euro Currency
   expiring 1/26/2000           5,360,574   5,414,736   54,162       --
 ----------------------------------------------------------------------
  Total Closed but Unsettled
  Foreign Currency Contracts  $79,675,193 $79,538,237 $552,640 $689,596
 ----------------------------------------------------------------------

   The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The mea-surement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. At October 31, 1999, Global Income and Core Fixed Income had sufficient cash and/or securi-ties to cover any commitments under these contracts.
   Global Income has recorded a "Receivable for forward foreign currency ex-change contracts" and "Payable for forward foreign currency exchange con-tracts" resulting from open and closed but not settled forward foreign currency exchange contracts of $6,161,908 and $7,917,291, respectively, in the accompanying Statement of Assets and Liabilities.
   Core Fixed Income has recorded a "Payable for forward foreign currency ex-change contracts" resulting from open and closed but not settled forward for-eign currency exchange contracts of $61,842 in the accompanying Statement of Assets and Liabilities.

 Futures Contracts -- The Funds may enter into futures transactions to hedge against changes in interest rates, securities prices, currency exchange rates (in the case of Core Fixed Income and Global Income) or to seek to increase total return. Upon entering into a futures contract, the Funds are required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirement of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Funds daily, dependent on the daily fluctuations in the value of the con-tracts, and are recorded for financial reporting purposes as unrealized gains or losses. When contracts are closed, the Funds realize a gain or loss which is reported in the Statements of Operations.
   The use of futures contracts involve, to varying degrees, elements of mar-ket and counterparty risk which may exceed the amounts recognized in the Statements of Assets and Liabilities. Changes in the value of the futures contract may not directly correlate with changes in the value of the under-lying securities. This risk may decrease the effectiveness of the Funds' strategies and potentially result in a loss.
   For the year ended October 31, 1999, Adjustable Rate Government, Short Du-ration Government, Government Income, Core Fixed Income and Global Income in-curred commission expenses of approximately $51,000, $44,000, $14,000, $39,000 and $19,000, respectively, in connection with futures contracts en-tered into with Goldman Sachs.

                                    GOLDMAN SACHS TAXABLE INVESTMENT GRADE FUNDS


 At October 31, 1999, open futures contracts were as follows:

                                                       Number of
                                                       Contracts     Settlement                 Unrealized
 Fund                                Type             Long (Short)     Month      Market Value  Gain (Loss)
 ----------------------------------------------------------------------------------------------------------
 Adjustable Rate Govern-
ment Fund                        Euro Dollars             215      December 1999  $ 50,514,250   $ (85,664)
                                 Euro Dollars              97      March 2000       22,814,400     (14,380)
                                 Euro Dollars              60      June 2000        14,085,750      10,135
                                 Euro Dollars             (20)     September 2000   (4,688,500)     (3,377)
                                 Euro Dollars             (20)     December 2000    (4,680,250)     (6,877)
                                 Euro Dollars             (20)     March 2001       (4,678,500)     (4,877)
                          5 Year U.S. Treasury Notes     (120)     December 1999   (12,954,375)    (38,856)
                          10 Year U.S. Treasury Notes    (233)     December 1999   (25,564,469)    (33,458)
                          20 Year U.S. Treasury Bond      (14)     December 1999    (1,590,312)    (26,273)
                                                                                  -----------------------
                                                                                  $ 33,257,994   $(203,627)
 ----------------------------------------------------------------------------------------------------------
 Short Duration Govern-
ment Fund                        Euro Dollars              55      December 1999  $ 12,922,250   $ (60,879)
                                 Euro Dollars              35      March 2000        8,232,000     (36,160)
                                 Euro Dollars              65      June 2000        15,259,563    (197,850)
                                 Euro Dollars              85      September 2000   19,926,125    (269,790)
                          2 Year U.S. Treasury Notes      261      December 1999    54,039,234     (50,527)
                          5 Year U.S. Treasury Notes     (259)     December 1999   (27,959,859)    (34,757)
                          10 Year U.S. Treasury Notes    (193)     December 1999   (21,175,719)    (15,152)
                          20 Year U.S. Treasury Bond      (89)     December 1999   (10,109,844)    (14,573)
                                                                                  -----------------------
                                                                                  $ 51,133,750   $(679,688)
 ----------------------------------------------------------------------------------------------------------
 Government Income Fund          Euro Dollars              10      December 1999  $  2,349,500   $ (26,189)
                                 Euro Dollars              10      March 2000        2,352,000         562
                                 Euro Dollars              10      September 2000    2,344,250     (16,564)
                          2 Year U.S. Treasury Notes       5       December 1999     1,035,234        (968)
                          5 Year U.S. Treasury Notes      (33)     December 1999    (3,562,453)     (5,427)
                          10 Year U.S. Treasury Notes      20      December 1999     2,194,375      (1,653)
                          20 Year U.S. Treasury Bond       22      December 1999     2,499,063       6,491
                                                                                  -----------------------
                                                                                  $  9,211,969   $ (43,748)
 ----------------------------------------------------------------------------------------------------------
 Core Fixed Income Fund          Euro Dollars              20      December 1999  $  4,699,000   $ (67,252)
                                 Euro Dollars              25      March 2000        5,880,000     (40,408)
                          5 Year U.S. Treasury Notes     (233)     December 1999   (25,153,078)    (35,982)
                          10 Year U.S. Treasury Notes     (40)     December 1999    (4,388,750)     (4,382)
                          20 Year U.S. Treasury Bond      360      December 1999    40,893,750      37,792
                                                                                  -----------------------
                                                                                  $(21,930,922)  $(110,232)
 ----------------------------------------------------------------------------------------------------------
 Global Income Fund              Euro Dollars              12      December 1999  $  2,819,400   $  (4,800)
                                 Euro Dollars              9       March 2000        2,116,800       1,575
                                 Euro Dollars              7       June 2000         1,643,338       1,225
                          5 Year U.S. Treasury Notes     (116)     December 1999   (12,522,562)     10,062
                          10 Year U.S. Treasury Notes    (252)     December 1999   (27,649,124)    209,220
                          20 Year U.S. Treasury Bond      240      December 1999    27,262,500     (39,688)
                                                                                  -----------------------
                                                                                  $ (6,329,648)  $ 177,594
 ----------------------------------------------------------------------------------------------------------

GOLDMAN SACHS TAXABLE INVESTMENT GRADE FUNDS

Notes to Financial Statements
October 31, 1999

 5. REPURCHASE AGREEMENTS

 During the term of a repurchase agreement, the value of the underlying secu-rities, including accrued interest, is required to equal or exceed the value of the repurchase agreement. The underlying securities for all repurchase agreements are held in safekeeping by a bank custodian.

 6. JOINT REPURCHASE AGREEMENT ACCOUNT

 The Funds, together with other registered investment companies having manage-ment agreements with GSFM, GSAMI and GSAM or their affiliates, transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements.
   At October 31, 1999, Adjustable Rate Government, Short Duration Government, Government Income and Core Fixed Income had undivided interests in the repur-chase agreements in the following joint account which equaled $9,400,000, $18,300,000, $15,500,000, and $49,700,000, respectively, in principal amount.
 At October 31, 1999, the following repurchase agreements held in this joint account were fully collateralized by Federal Agency obligations.

                                          Principal    Interest   Maturity    Amortized
 Repurchase Agreements                      Amount       Rate       Date         Cost
 -----------------------------------------------------------------------------------------
 ABN/AMRO, Inc.                         $  420,000,000   5.33%   11/01/1999 $  420,000,000
 -----------------------------------------------------------------------------------------
 Bear Stearns Companies, Inc.              200,000,000   5.33    11/01/1999    200,000,000
 -----------------------------------------------------------------------------------------
 Deutsche Morgan Grenfell                  318,700,000   5.33    11/01/1999    318,700,000
 -----------------------------------------------------------------------------------------
 Banc of America Securities              1,000,000,000   5.33    11/01/1999  1,000,000,000
 -----------------------------------------------------------------------------------------
 SG Cowen Securities                       400,000,000   5.33    11/01/1999    400,000,000
 -----------------------------------------------------------------------------------------
 TOTAL JOINT REPURCHASE AGREEMENT ACCOUNT                                   $2,338,700,000
 -----------------------------------------------------------------------------------------

 7. LINE OF CREDIT FACILITY

 The Funds participated in a $250,000,000 uncommitted, unsecured revolving line of credit facility which was terminated on April 30, 1999. In addition, Global Income participated in a $50,000,000 committed, unsecured revolving line of credit facility. Under the most restrictive arrangement, each Fund must have owned securities having a market value in excess of 300% of the to-tal bank borrowings. Effective April 30, 1999, the Funds now participate in a $250,000,000 uncommitted and a $250,000,000 committed, unsecured revolving line of credit facility. Under the most restrictive arrangement, each Fund must own securities having a market value in excess of 400% of the total bank borrowings. These facilities are to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the Federal Funds rate. The committed facility also requires a fee to be paid by the Funds based on the amount of the commitment which has not been utilized. During the year ended October 31, 1999, the Funds did not have any borrowings under any of these facilities.

 8. OTHER MATTERS

 As of October 31, 1999, the Goldman, Sachs & Co. Profit Sharing Master Trust was the beneficial owner of approximately 20% and 10% of the outstanding shares of Short Duration Government and Global Income, respectively. The Goldman Sachs Balanced Strategy Portfolio was the beneficial owner of approx-imately 16% of Short Duration Government. The Goldman

                                    GOLDMAN SACHS TAXABLE INVESTMENT GRADE FUNDS


 Sachs Growth and Income Strategy Portfolio was the beneficial owner of ap-proximately 16% and 16% of Core Fixed Income and Global Income, respectively. The Goldman Sachs Growth Strategy Portfolio was the beneficial owner of ap-proximately 7% of Global Income.

 9. CERTAIN RECLASSIFICATIONS

 In accordance with Statement of Position 93-2, Adjustable Rate Government has reclassified $73,291 and $3,782,544 from accumulated net realized gain and paid-in capital, respectively, to accumulated undistributed net investment income. Short Duration Government has reclassified $365,923 and $80,351 from accumulated undistributed net investment income and paid-in capital, respec-tively, to accumulated net realized loss. Government Income Fund has reclas-sified $6,901 and $22,533 from accumulated net realized gain and paid-in capital, respectively, to accumulated undistributed net investment income. Core Fixed Income has reclassified $213,348 and $6,123 from accumulated un-distributed net investment income and paid-in capital, respectively, to accu-mulated net realized loss. Global Income Fund has reclassified $237,235 and $1,470,960 from paid-in capital and accumulated undistributed net investment income, respectively, to accumulated net realized gain.
   These reclassifications have no impact on the net asset value of each Fund and are designed to present each Fund's capital accounts on a tax basis.

 10. CHANGE IN INDEPENDENT AUDITORS

 On October 26, 1999 the Board of Trustees of the Funds, upon the recommenda-tion of the Board's audit committee, determined not to retain Arthur Andersen LLP and approved a change of the Funds' independent auditors to Ernst & Young LLP. For the fiscal years ended October 31, 1999 and October 31, 1998, Arthur Andersen LLP's audit reports contained no adverse opinion or disclaimer of opinion; nor were their reports qualified or modified as to uncertainty, au-dit scope, or accounting principles. Further, there were no disagreements be-tween the Funds and Arthur Andersen LLP on accounting principles or practices, financial statement disclosure or audit scope or procedure, which if not resolved to the satisfaction of Arthur Andersen LLP would have caused them to make reference to the disagreement in their report.

GOLDMAN SACHS TAXABLE INVESTMENT GRADE FUNDS

Notes to Financial Statements
October 31, 1999

 11. SUMMARY OF SHARE TRANSACTIONS

 Share activity for the year ended October 31, 1999 is as follows:

                               Adjustable Rate
                                 Government           Short Duration Government
                         --------------------------------------------------------
                               Shares        Dollars       Shares        Dollars
 --------------------------------------------------------------------------------
 Class A Shares
 Shares sold               31,904,130  $ 307,792,374   10,095,040  $  98,117,271
 Reinvestment of divi-
 dends and distributions      119,965      1,158,237      216,498      2,098,601
 Shares repurchased       (35,923,098)  (346,731,900) (10,580,288)  (102,834,224)
                         --------------------------------------------------------
                           (3,899,003)   (37,781,289)    (268,750)    (2,618,352)
 --------------------------------------------------------------------------------
 Class B Shares
 Shares sold                       --             --      536,977      5,189,723
 Reinvestment of divi-
 dends and distributions           --             --       19,167        185,709
 Shares repurchased                --             --     (338,423)    (3,279,805)
                         --------------------------------------------------------
                                   --             --      217,721      2,095,627
 --------------------------------------------------------------------------------
 Class C Shares
 Shares sold                       --             --    8,886,376     86,234,626
 Reinvestment of divi-
 dends and distributions           --             --       20,160        197,199
 Shares repurchased                --             --   (8,627,888)   (83,700,711)
                         --------------------------------------------------------
                                   --             --      278,648      2,731,114
 --------------------------------------------------------------------------------
 Institutional Shares
 Shares sold               20,323,432    196,917,377    9,547,581     92,884,069
 Reinvestment of divi-
 dends and distributions    1,061,620     10,265,385      513,104      4,969,995
 Shares repurchased       (34,221,185)  (331,249,902)  (9,495,933)   (92,157,561)
                         --------------------------------------------------------
                          (12,836,133)  (124,067,140)     564,752      5,696,503
 --------------------------------------------------------------------------------
 Administration Shares
 Shares sold                   68,624        664,460       89,932        879,455
 Reinvestment of divi-
 dends and distributions       11,849        114,653       21,750        212,241
 Shares repurchased          (699,098)    (6,780,446)    (853,809)    (8,273,964)
                         --------------------------------------------------------
                             (618,625)    (6,001,333)    (742,127)    (7,182,268)
 --------------------------------------------------------------------------------
 Service Shares
 Shares sold                   41,184        399,000      220,831      2,138,369
 Reinvestment of divi-
 dends and distributions        3,813         36,897       35,301        341,399
 Shares repurchased           (47,218)      (457,580)    (195,427)    (1,896,564)
                         --------------------------------------------------------
                               (2,221)       (21,683)      60,705        583,204
 --------------------------------------------------------------------------------
 NET INCREASE (DECREASE)  (17,355,982) $(167,871,445)     110,949  $   1,305,828
 --------------------------------------------------------------------------------

                                    GOLDMAN SACHS TAXABLE INVESTMENT GRADE FUNDS


    Government Income            Core Fixed Income            Global Income
-----------------------------------------------------------------------------------
     Shares         Dollars       Shares        Dollars      Shares        Dollars
-----------------------------------------------------------------------------------
 15,480,704   $ 221,875,202   15,664,674  $ 153,790,343  11,408,207  $ 172,565,659
    399,303       5,661,524      364,578      3,579,460     893,424     13,446,916
(16,666,682)   (239,289,704) (14,632,982)  (143,984,124) (7,423,402)  (111,559,802)
-----------------------------------------------------------------------------------
   (786,675)    (11,752,978)   1,396,270     13,385,679   4,878,229     74,452,773
-----------------------------------------------------------------------------------

    995,374      14,092,144    1,292,427     12,801,294     799,694     11,962,762
     63,277         898,159       45,231        443,248      37,347        559,007
   (704,136)     (9,886,884)    (499,533)    (4,888,859)   (200,617)    (2,973,643)
-----------------------------------------------------------------------------------
    354,515       5,103,419      838,125      8,355,683     636,424      9,548,126
-----------------------------------------------------------------------------------

    584,857       8,274,255      731,786      7,234,043     427,735      6,481,148
     44,022         624,389       26,464        260,185      19,764        296,195
   (541,898)     (7,636,754)    (519,952)    (5,098,447)   (170,181)    (2,517,755)
-----------------------------------------------------------------------------------
     86,981       1,261,890      238,298      2,395,781     277,318      4,259,588
-----------------------------------------------------------------------------------

    357,908       5,057,233   12,407,934    122,028,595  10,355,146    156,504,371
     18,233         257,175      849,565      8,328,838     419,045      6,293,031
   (122,650)     (1,741,188)  (9,506,792)   (94,135,666) (2,870,867)   (42,857,412)
-----------------------------------------------------------------------------------
    253,491       3,573,220    3,750,707     36,221,767   7,903,324    119,939,990
-----------------------------------------------------------------------------------

         --              --      285,215      2,874,182          --             --
         --              --       43,863        435,986          --             --
         --              --   (1,569,648)   (15,306,734)         --             --
-----------------------------------------------------------------------------------
         --              --   (1,240,570)   (11,996,566)         --             --
-----------------------------------------------------------------------------------

        987          14,000      480,043      4,718,380      39,802        600,905
          9             128       44,910        440,209       3,980         59,733
         --              --     (178,571)    (1,746,555)    (34,363)      (530,678)
-----------------------------------------------------------------------------------
        996          14,128      346,382      3,412,034       9,419        129,960
-----------------------------------------------------------------------------------
    (90,692)  $  (1,800,321)   5,329,212  $  51,774,378  13,704,714  $ 208,330,437
-----------------------------------------------------------------------------------

GOLDMAN SACHS TAXABLE INVESTMENT GRADE FUNDS

Notes to Financial Statements
October 31, 1999

 11. SUMMARY OF SHARE TRANSACTIONS

 Share activity for the year ended October 31, 1998 is as follows:

                                                                              Adjustable Rate
                                                                                Government           Short Duration Government
                                                                          ------------------------------------------------------
                                                                              Shares        Dollars       Shares        Dollars
 -------------------------------------------------------------------------------------------------------------------------------
 Class A Shares
 Shares sold                                                              19,932,653  $ 194,697,319   16,985,961  $ 167,624,322
 Reinvestments of dividends and distributions                                604,097      5,945,679      120,111      1,185,808
 Shares repurchased                                                      (18,654,663)  (182,295,231) (12,340,018)  (121,740,352)
                                                                          ------------------------------------------------------
                                                                           1,882,087     18,347,767    4,766,054     47,069,778
 -------------------------------------------------------------------------------------------------------------------------------
 Class B Shares
 Shares sold                                                                      --             --      603,049      5,943,625
 Reinvestments of dividends and distributions                                     --             --        7,568         74,540
 Shares repurchased                                                               --             --     (177,997)    (1,755,511)
                                                                          ------------------------------------------------------
                                                                                  --             --      432,620      4,262,654
 -------------------------------------------------------------------------------------------------------------------------------
 Class C Shares
 Shares sold                                                                      --             --    2,838,549     27,966,526
 Reinvestments of dividends and distributions                                     --             --        4,686         46,150
 Shares repurchased                                                               --             --   (2,404,324)   (23,689,726)
                                                                          ------------------------------------------------------
                                                                                  --             --      438,911      4,322,950
 -------------------------------------------------------------------------------------------------------------------------------
 Institutional Shares
 Shares sold                                                              28,576,509    280,382,576    8,996,219     88,597,711
 Reinvestments of dividends and distributions                              1,450,779     14,219,494      476,030      4,685,919
 Shares repurchased                                                      (31,436,222)  (308,484,524)  (5,282,160)   (51,951,739)
                                                                          ------------------------------------------------------
                                                                          (1,408,934)   (13,882,454)   4,190,089     41,331,891
 -------------------------------------------------------------------------------------------------------------------------------
 Administration Shares
 Shares sold                                                                 526,967      5,168,122      643,992      6,337,403
 Reinvestments of dividends and distributions                                 16,347        159,947       21,813        215,247
 Shares repurchased                                                         (207,333)    (2,030,808)     (30,888)      (304,789)
                                                                          ------------------------------------------------------
                                                                             335,981      3,297,261      634,917      6,247,861
 -------------------------------------------------------------------------------------------------------------------------------
 Service Shares
 Shares sold                                                                  59,251        580,933      478,854      4,707,065
 Reinvestments of dividends and distributions                                  2,671         26,153       26,999        265,734
 Shares repurchased                                                          (12,170)      (119,234)    (213,862)    (2,100,422)
                                                                          ------------------------------------------------------
                                                                              49,752        487,852      291,991      2,872,377
 -------------------------------------------------------------------------------------------------------------------------------
 NET INCREASE                                                                858,886  $   8,250,426   10,754,582  $ 106,107,511
 -------------------------------------------------------------------------------------------------------------------------------

                                    GOLDMAN SACHS TAXABLE INVESTMENT GRADE FUNDS



       Government Income          Core Fixed Income           Global Income
 ---------------------------------------------------------------------------------
       Shares         Dollars      Shares       Dollars      Shares       Dollars
 ---------------------------------------------------------------------------------
   10,117,601   $ 148,936,815   8,313,076  $ 84,205,066   6,208,388  $ 94,795,767
      317,568       4,667,254     192,581     1,951,173     644,423     9,725,285
   (8,375,782)   (123,588,302) (3,945,813)  (40,108,401) (4,034,417)  (61,329,954)
 ---------------------------------------------------------------------------------
    2,059,387      30,015,767   4,559,844    46,047,838   2,818,394    43,191,098
 ---------------------------------------------------------------------------------
      988,916      14,582,947     762,323     7,750,260     358,077     5,463,974
       36,689         539,851      10,510       106,863      16,608       250,647
     (495,310)     (7,326,615)   (133,282)   (1,356,868)    (83,968)   (1,277,096)
 ---------------------------------------------------------------------------------
      530,295       7,796,183     639,551     6,500,255     290,717     4,437,525
 ---------------------------------------------------------------------------------
      695,338      10,239,137     641,726     6,499,362     284,497     4,320,887
       12,307         181,980      10,040       102,303       6,328        95,885
     (143,057)     (2,112,718)   (135,503)   (1,377,439)    (61,616)     (932,193)
 ---------------------------------------------------------------------------------
      564,588       8,308,399     516,263     5,224,226     229,209     3,484,579
 ---------------------------------------------------------------------------------
       43,336         637,656  16,206,866   163,978,142   9,752,852   148,646,615
        9,140         134,281     558,960     5,664,936     252,867     3,816,828
       (4,930)        (72,125) (5,578,137)  (56,603,166) (2,632,348)  (40,270,900)
 ---------------------------------------------------------------------------------
       47,546         699,812  11,187,689   113,039,912   7,373,371   112,192,543
 ---------------------------------------------------------------------------------
           --              --     779,791     7,866,673          --            --
           --              --      49,361       499,933          --            --
           --              --    (201,424)   (2,053,871)         --            --
 ---------------------------------------------------------------------------------
           --              --     627,728     6,312,735          --            --
 ---------------------------------------------------------------------------------
           --              --     375,085     3,807,318      62,146       946,767
            7             104      19,089       193,910       1,707        26,082
           --              --     (67,401)     (688,807)     (6,198)      (94,978)
 ---------------------------------------------------------------------------------
            7             104     326,773     3,312,421      57,655       877,871
 ---------------------------------------------------------------------------------
    3,201,823   $  46,820,265  17,857,848  $180,437,387  10,769,346  $164,183,616
 ---------------------------------------------------------------------------------

GOLDMAN SACHS ADJUSTABLE RATE GOVERNMENT FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period



                                  Income (loss) from
                                      investment
                                     operations(a)        Distributions to shareholders
                                 ----------------------   -----------------------------
                                                Net                                         Net
                                              realized                                    increase
                       Net asset                and                  In excess           (decrease)
                       value at     Net      unrealized    From net    of net              in net
                       beginning investment     gain      investment investment  From      asset
                       of period   income      (loss)       income     income   capital    value
 FOR THE YEARS ENDED OCTOBER 31,
 1999 - Class A Shares   $9.69     $0.49       $(0.05)      $(0.44)    $   --   $(0.06)    $(0.06)
 1999 - Institutional
 Shares                   9.70      0.53        (0.05)       (0.48)        --    (0.06)     (0.06)
 1999 - Administration
 Shares(g)                9.70      0.37(f)      0.01 (f)    (0.33)        --    (0.04)      0.01
 1999 - Service Shares    9.70      0.48        (0.04)       (0.43)        --    (0.06)     (0.05)
 --------------------------------------------------------------------------------------------------
 1998 - Class A Shares    9.88      0.53        (0.17)       (0.53)     (0.02)      --      (0.19)
 1998 - Institutional
 Shares                   9.88      0.55        (0.16)       (0.55)     (0.02)      --      (0.18)
 1998 - Administration
 Shares                   9.88      0.53        (0.16)       (0.53)     (0.02)      --      (0.18)
 1998 - Service Shares    9.88      0.51        (0.16)       (0.51)     (0.02)      --      (0.18)
 --------------------------------------------------------------------------------------------------
 1997 - Class A Shares    9.83      0.57(f)      0.05 (f)    (0.57)        --       --       0.05
 1997 - Institutional
 Shares                   9.83      0.59(f)      0.05 (f)    (0.59)        --       --       0.05
 1997 - Administration
 Shares                   9.83      0.57(f)      0.05 (f)    (0.57)        --       --       0.05
 1997 - Service Shares
 (commenced March 27)     9.84      0.33(f)      0.04 (f)    (0.33)        --       --       0.04
 --------------------------------------------------------------------------------------------------
 1996 - Class A Shares    9.77      0.55(f)      0.08 (f)    (0.55)     (0.02)      --       0.06
 1996 - Institutional
 Shares                   9.77      0.57(f)      0.08 (f)    (0.57)     (0.02)      --       0.06
 1996 - Administration
 Shares                   9.77      0.55(f)      0.08 (f)    (0.55)     (0.02)      --       0.06
 --------------------------------------------------------------------------------------------------
 1995 - Class A Shares
 (commenced May 15)       9.79      0.27(f)     (0.01)(f)    (0.27)     (0.01)      --      (0.02)
 1995 - Institutional
 Shares                   9.74      0.56(f)      0.07 (f)    (0.57)     (0.03)      --       0.03
 1995 - Administration
 Shares                   9.74      0.54(f)      0.07 (f)    (0.55)     (0.03)      --       0.03
 --------------------------------------------------------------------------------------------------

 (a) Includes the balancing effect of calculating per share amounts.
 (b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of period and no sales charge. Total return would be reduced if a sales charge for Class A shares were taken into account.
 (c) Annualized.
 (d) Not annualized.
 (e) Includes the effect of mortgage dollar roll transactions.
 (f) Calculated based on the average shares outstanding methodology.
 (g) Administration Class shares were liquidated on July 20, 1999. Ending net asset value shown as of July 20, 1999.

The accompanying notes are an integral part of these financial statements.

                                   GOLDMAN SACHS ADJUSTABLE RATE GOVERNMENT FUND

                                                                            Ratios assuming no voluntary waiver
                                                                              of fees or expense limitations
                                                                           -------------------------------------
                          Net assets                         Ratio of                              Ratio of
   Net asset              at end of       Ratio of        net investment        Ratio of        net investment   Portfolio
  value, end     Total      period    net expenses to       income to         expenses to         income to      turnover
   of period   return(b)  (in 000s)  average net assets average net assets average net assets average net assets  rate(e)
     $9.63       4.65%     $ 22,862         0.89%              5.15%              0.93%              5.11%         38.86%
      9.64       5.06       315,024         0.49               5.49               0.53               5.45          38.86
      9.71(g)    4.02(d)         --         0.74(c)            5.35(c)            0.78(c)            5.31(c)       38.86
      9.65       4.65           797         0.99               4.99               1.03               4.95          38.86
 -------------------------------------------------------------------------------------------------------------------------
      9.69       3.71        60,782         0.80               5.40               1.02               5.18          33.64
      9.70       4.09       441,228         0.53               5.63               0.53               5.63          33.64
      9.70       3.83         5,999         0.78               5.33               0.78               5.33          33.64
      9.70       3.57           822         1.03               5.09               1.03               5.09          33.64
 -------------------------------------------------------------------------------------------------------------------------
      9.88       6.43        43,393         0.74               5.60               1.02               5.32          46.58
      9.88       6.70       463,511         0.49               5.99               0.52               5.96          46.58
      9.88       6.43         2,793         0.74               5.73               0.77               5.70          46.58
      9.88       3.81(d)        346         1.05(c)            5.64(c)            1.08(c)            5.61(c)       46.58
 -------------------------------------------------------------------------------------------------------------------------
      9.83       6.60        10,728         0.70               5.59               1.01               5.28          52.36
      9.83       6.86       613,149         0.45               5.85               0.51               5.79          52.36
      9.83       6.60         3,792         0.70               5.59               0.76               5.53          52.36
 -------------------------------------------------------------------------------------------------------------------------
      9.77       2.74(d)     15,203         0.69(c)            5.87(c)            1.01(c)            5.55(c)       24.12
      9.77       6.75       657,358         0.46               5.77               0.53               5.70          24.12
      9.77       6.48         3,572         0.71               5.50               0.78               5.43          24.12
 -------------------------------------------------------------------------------------------------------------------------

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period


                                    Income (loss) from      Distributions to
                                 investment operations(a)     shareholders
                                 -------------------------- ----------------
                       Net asset                                             Net increase
                       value at     Net       Net realized      From net      (decrease)
                       beginning investment  and unrealized    investment    in  net asset
                       of period   income     gain (loss)        income          value
 FOR THE YEARS ENDED OCTOBER 31,
 1999 - Class A Shares   $9.91     $0.55         $(0.36)         $(0.53)        $(0.34)
 1999 - Class B Shares    9.88      0.48          (0.33)          (0.47)         (0.32)
 1999 - Class C Shares    9.88      0.47          (0.36)          (0.45)         (0.34)
 1999 - Institutional
 Shares                   9.90      0.59          (0.35)          (0.57)         (0.33)
 1999 - Administration
 Shares(h)                9.91      0.40(f)       (0.25)(f)       (0.39)         (0.24)
 1999 - Service Shares    9.89      0.54          (0.35)          (0.52)         (0.33)
 -----------------------------------------------------------------------------------------
 1998 - Class A Shares    9.88      0.57           0.04           (0.58)          0.03
 1998 - Class B Shares    9.86      0.51           0.03           (0.52)          0.02
 1998 - Class C Shares    9.86      0.49           0.03           (0.50)          0.02
 1998 - Institutional
 Shares                   9.86      0.58           0.06           (0.60)          0.04
 1998 - Administration
 Shares                   9.89      0.55           0.05           (0.58)          0.02
 1998 - Service Shares    9.86      0.55           0.04           (0.56)          0.03
 -----------------------------------------------------------------------------------------
 1997 - Class A Shares
 (commenced May 1)        9.78      0.31(f)        0.09 (f)       (0.30)          0.10
 1997 - Class B Shares
 (commenced May 1)        9.75      0.28(f)        0.10 (f)       (0.27)          0.11
 1997 - Class C Shares
 (commenced August 15)    9.83      0.12(f)        0.02 (f)       (0.11)          0.03
 1997 - Institutional
 Shares                   9.83      0.64(f)        0.03 (f)       (0.64)          0.03
 1997 - Administration
 Shares                   9.85      0.62(f)        0.04 (f)       (0.62)          0.04
 1997 - Service Shares    9.82      0.59(f)        0.04 (f)       (0.59)          0.04
 -----------------------------------------------------------------------------------------
 1996 - Institutional
 Shares                   9.82      0.63(f)        0.01 (f)       (0.63)          0.01
 1996 - Administration
 Shares(g)                9.86      0.38(f)          -- (f)       (0.39)         (0.01)
 1996 - Service Shares
 (Commenced April 10)     9.72      0.31(f)        0.10 (f)       (0.31)          0.10
 -----------------------------------------------------------------------------------------
 1995 - Institutional
 Shares                   9.64      0.66(f)        0.17 (f)       (0.65)          0.18
 1995 - Administration
 Shares(g)                9.64      0.24(f)       (0.04)(f)       (0.21)         (0.01)
 -----------------------------------------------------------------------------------------

 (a) Includes the balancing effect of calculating per share amounts.
 (b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales charge. Total return would be reduced if a sales or redemption charge were taken into account.
 (c) Annualized.
 (d) Not annualized.
 (e) Includes the effect of mortgage dollar roll transactions.
 (f) Calculated based on the average shares outstanding methodology.
 (g) Short Duration Government Fund Administration shares commenced activity on April 15, 1993, were redeemed in full on February 23, 1995 and re-commenced on February 28, 1996 at $9.86.
 (h) Administration Class shares were liquidated on July 20, 1999. Ending net asset value shown as of July 20, 1999.

The accompanying notes are an integral part of these financial statements.

                                    GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

                                                                               Ratios assuming no voluntary waiver
                                                                                 of fees or expense limitations
                                                                             ---------------------------------------
                          Net assets                          Ratio of                                Ratio of
  Net asset               at end of       Ratio of          net investment        Ratio of          net investment   Portfolio
  value, end     Total      period     net expenses to        income to          expenses to          income to      turnover
  of period    return(b)  (in 000s)   average net assets  average net assets  average net assets  average net assets  rate(e)
    $9.57        1.97%     $ 52,235         0.94%               5.61%               1.07%               5.48%         172.61%
     9.56        1.56         6,937         1.54                5.04                1.82                4.76          172.61
     9.54        1.21         7,029         1.69                4.83                1.82                4.70          172.61
     9.57        2.49       146,062         0.54                6.03                0.67                5.90          172.61
     9.67(h)     1.57(d)         --         0.79(c)             5.76(c)             0.92(c)             5.63(c)       172.61
     9.56        1.97         6,605         1.04                5.54                1.17                5.41          172.61
 -----------------------------------------------------------------------------------------------------------------------------
     9.91        6.36        56,725         0.81                5.68                1.32                5.17          119.89
     9.88        5.62         5,025         1.41                5.12                1.87                4.66          119.89
     9.88        5.46         4,527         1.56                4.64                1.87                4.33          119.89
     9.90        6.75       145,514         0.53                6.06                0.84                5.75          119.89
     9.91        6.27         7,357         0.78                5.76                1.09                5.45          119.89
     9.89        6.12         6,232         1.03                5.56                1.34                5.25          119.89
 -----------------------------------------------------------------------------------------------------------------------------
     9.88        4.14(d)      9,491         0.70(c)             6.05(c)             1.32(c)             5.43(c)       102.58
     9.86        3.94(d)        747         1.30(c)             5.52(c)             1.82(c)             5.00(c)       102.58
     9.86        1.44(d)        190         1.45(c)             5.52(c)             1.82(c)             5.15(c)       102.58
     9.86        7.07       103,729         0.45                6.43                0.82                6.06          102.58
     9.89        6.91         1,060         0.70                6.19                1.07                5.82          102.58
     9.86        6.63         3,337         0.95                5.92                1.32                5.55          102.58
 -----------------------------------------------------------------------------------------------------------------------------
     9.83        6.75        99,944         0.45                6.44                0.71                6.18          115.45
     9.85        4.00(d)        252         0.70(c)             5.97(c)             0.96(c)             5.71(c)       115.45
     9.82        4.35(d)      1,822         0.95(c)             6.05(c)             1.21(c)             5.79(c)       115.45
 -----------------------------------------------------------------------------------------------------------------------------
     9.82        8.97       103,760         0.45                6.87                0.72                6.60          292.56
     9.63        2.10(d)         --         0.70(c)             7.91(c)             0.90(c)             7.71(c)       292.56
 -----------------------------------------------------------------------------------------------------------------------------

GOLDMAN SACHS GOVERNMENT INCOME FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

                                    Income (loss) from
                                 investment operations(a)    Distributions to shareholders
                                 ------------------------- ------------------------------------------
                       Net asset                                      In excess
                        value,      Net      Net realized   From net    of net       From
                       beginning investment and unrealized investment investment net realized
                       of period   income    gain (loss)     income     income      gains
 FOR THE YEARS ENDED OCTOBER 31,
 1999 - Class A Shares  $14.91     $0.80        $(0.89)      $(0.77)   $    --      $(0.35)
 1999 - Class B Shares   14.92      0.69         (0.87)       (0.67)        --       (0.35)
 1999 - Class C Shares   14.91      0.69         (0.88)       (0.66)        --       (0.35)
 1999 - Institutional
 Shares                  14.90      0.85         (0.88)       (0.83)        --       (0.35)
 1999 - Service Shares   14.88      0.77         (0.92)       (0.75)        --       (0.35)
 ----------------------------------------------------------------------------------------------------
 1998 - Class A Shares   14.59      0.81          0.45        (0.81)    (0.07)       (0.06)
 1998 - Class B Shares   14.61      0.72          0.42        (0.72)    (0.05)       (0.06)
 1998 - Class C Shares   14.60      0.74          0.40        (0.74)    (0.03)       (0.06)
 1998 - Institutional
 Shares                  14.59      0.87          0.42        (0.87)    (0.05)       (0.06)
 1998 - Service Shares   14.59      0.80          0.40        (0.80)    (0.05)       (0.06)
 ----------------------------------------------------------------------------------------------------
 1997 - Class A Shares   14.36      0.91          0.29        (0.90)        --       (0.07)
 1997 - Class B Shares   14.37      0.80          0.30        (0.79)        --       (0.07)
 1997 - Class C Shares
 (commenced August 15)   14.38      0.17          0.22        (0.17)        --          --
 1997 - Institutional
 Shares (commenced
 August 15)              14.37      0.20          0.22        (0.20)        --          --
 1997 - Service Shares
 (commenced August 15)   14.37      0.20          0.21        (0.19)        --          --
 ----------------------------------------------------------------------------------------------------
 1996 - Class A shares   14.47      0.92         (0.11)       (0.92)        --          --
 1996 - Class B shares
 (commenced May 1)       14.11      0.41          0.26        (0.41)        --          --
 ----------------------------------------------------------------------------------------------------
 1995 - Class A shares   13.47      0.94          1.00        (0.94)        --          --
 ----------------------------------------------------------------------------------------------------

 (a) Includes the balancing effect of calculating per share amounts.
 (b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales charge. Total return would be reduced if a sales or redemption charge were taken into account.
 (c) Annualized.
 (d) Not annualized.
 (e) Includes the effect of mortgage dollar roll transactions.

The accompanying notes are an integral part of these financial statements.

                                            GOLDMAN SACHS GOVERNMENT INCOME FUND

                                                                                 Ratios assuming no voluntary waiver
                                                                                   of fees or expense limitations
                                                                                ------------------------------------
                                                                    Ratio of                            Ratio of
Net increase                       Net assets      Ratio of      net investment      Ratio of        net investment
 (decrease)   Net asset            at end of    net expenses to    income to       expenses to         income to      Portfolio
in net asset  value, end   Total     period        average          average          average            average       turnover
    value     of period  return(b) (in 000s)      net assets       net assets       net assets         net assets      rate(e)
   $(1.21)      $13.70   (0.63)%    $ 82,102         0.98%            5.63%            1.33%              5.28%        277.64%
    (1.20)       13.72   (1.29)       19,684         1.73             4.88             2.08               4.53         277.64
    (1.20)       13.71   (1.29)       10,053         1.73             4.89             2.08               4.54         277.64
    (1.21)       13.69   (0.23)        5,899         0.58             6.07             0.93               5.72         277.64
    (1.25)       13.63   (1.01)           15         1.08             5.56             1.43               5.21         277.64
--------------------------------------------------------------------------------------------------------------------------------
     0.32        14.91    8.98       101,015         0.76             5.53             1.53               4.76         315.43
     0.31        14.92    8.09        16,125         1.51             4.76             2.05               4.22         315.43
     0.31        14.91    8.09         9,639         1.51             4.59             2.05               4.05         315.43
     0.31        14.90    9.19         2,642         0.51             5.82             1.05               5.28         315.43
     0.29        14.88    8.53             2         1.01             5.48             1.55               4.94         315.43
--------------------------------------------------------------------------------------------------------------------------------
     0.23        14.59    8.72        68,859         0.50             6.38             1.82               5.06         395.75
     0.24        14.61    7.96         8,041         1.25             5.59             2.32               4.52         395.75
     0.22        14.60    2.72(d)      1,196         1.25(c)          5.45(c)          2.32(c)            4.38(c)      395.75
     0.22        14.59    2.94(d)      1,894         0.25(c)          7.03(c)          1.32(c)            5.96(c)      395.75
     0.22        14.59    2.85(d)          2         0.75(c)          6.49(c)          1.82(c)            5.42(c)      395.75
--------------------------------------------------------------------------------------------------------------------------------
    (0.11)       14.36    5.80        30,603         0.50             6.42             1.89               5.03         485.09
     0.26        14.37    4.85(d)        234         1.25(c)          5.65(c)          2.39(c)            4.51(c)      485.09
--------------------------------------------------------------------------------------------------------------------------------
     1.00        14.47   14.90        29,503         0.47             6.67             2.34               4.80         449.53
--------------------------------------------------------------------------------------------------------------------------------

GOLDMAN SACHS CORE FIXED INCOME FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

                                       Income (loss) from
                                    investment operations(a)   Distributions to shareholders
                                    -------------------------- ------------------------------
                          Net asset                                       In excess           Net increase
                          value at     Net       Net realized   From net    of net   From net  (decrease)
                          beginning investment  and unrealized investment investment realized in net asset
                          of period   income     gain (loss)     income     income    gains      value
 FOR THE YEARS ENDED OCTOBER 31,
   1999 - Class A Shares   $10.25     $0.54         $(0.61)      $(0.53)    $  --     $(0.15)    $(0.75)
   1999 - Class B Shares    10.28      0.48          (0.62)       (0.47)       --      (0.15)     (0.76)
   1999 - Class C Shares    10.28      0.47          (0.62)       (0.46)       --      (0.15)     (0.76)
   1999 - Institutional
   Shares                   10.28      0.58          (0.62)       (0.57)       --      (0.15)     (0.76)
   1999 - Administration
   Shares(g)                10.27      0.40(f)       (0.41)(f)    (0.40)       --      (0.15)     (0.56)
   1999 - Service Shares    10.28      0.54          (0.62)       (0.53)       --      (0.15)     (0.76)
 ---------------------------------------------------------------------------------------------------------
   1998 - Class A Shares    10.06      0.59           0.27        (0.59)    (0.02)     (0.06)      0.19
   1998 - Class B Shares    10.09      0.52           0.27        (0.52)    (0.02)     (0.06)      0.19
   1998 - Class C Shares    10.09      0.52           0.27        (0.52)    (0.02)     (0.06)      0.19
   1998 - Institutional
   Shares                   10.08      0.61           0.29        (0.61)    (0.03)     (0.06)      0.20
   1998 - Administration
   Shares                   10.07      0.57           0.29        (0.57)    (0.03)     (0.06)      0.20
   1998 - Service Shares    10.09      0.56           0.27        (0.56)    (0.02)     (0.06)      0.19
 ---------------------------------------------------------------------------------------------------------
   1997 - Class A Shares
   (commenced May 1)         9.70      0.30           0.36        (0.30)       --         --       0.36
   1997 - Class B Shares
   (commenced May 1)         9.72      0.27           0.37        (0.27)       --         --       0.37
   1997 - Class C Shares
   (commenced August 15)     9.93      0.11           0.16        (0.11)       --         --       0.16
   1997 - Institutional
   Shares                    9.85      0.64           0.23        (0.64)       --         --       0.23
   1997 - Administration
   Shares                    9.84      0.62           0.23        (0.62)       --         --       0.23
   1997 - Service Shares     9.86      0.59           0.23        (0.59)       --         --       0.23
 ---------------------------------------------------------------------------------------------------------
   1996 - Institutional
   Shares                   10.00      0.64          (0.07)       (0.64)       --      (0.08)     (0.15)
   1996 - Administrative
   Shares (commenced
   February 28)              9.91      0.41          (0.07)       (0.41)       --         --      (0.07)
   1996 - Service Shares
   (commenced March 13)      9.77      0.38           0.09        (0.38)       --         --       0.09
 ---------------------------------------------------------------------------------------------------------
   1995 - Institutional
   Shares                    9.24      0.64           0.76        (0.64)       --         --       0.76
 ---------------------------------------------------------------------------------------------------------

 (a) Includes the balancing effect of calculating per share amounts.
 (b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of period and no sales charge. Total return would be reduced if a sales or redemption charge were taken into account.
 (c) Annualized.
 (d) Not annualized.
 (e) Includes the effect of mortgage dollar roll transactions.
 (f) Calculated based on average shares outstanding methodology.
 (g) Administration Class shares were liquidated on July 20, 1999. Ending net asset value shown as of July 20, 1999.

The accompanying notes are an integral part of these financial statements.

                                            GOLDMAN SACHS CORE FIXED INCOME FUND

                                                                            Ratios assuming no voluntary waiver
                                                                              of fees or expense limitations
                                                                           -------------------------------------
                              Net
                            assets                           Ratio of                              Ratio of
   Net asset               at end of      Ratio of        net investment        Ratio of        net investment   Portfolio
  value, end     Total      period    net expenses to       income to         expenses to         income to      turnover
   of period   return(b)   (in 000s) average net assets average net assets average net assets average net assets  rate(e)
    $ 9.50       (0.68)%   $ 65,368         0.94%              5.57%              0.98%              5.53%        279.67%
      9.52       (1.47)      14,654         1.69               4.83               1.73               4.79         279.67
      9.52       (1.51)       7,443         1.69               4.82               1.73               4.78         279.67
      9.52       (0.37)     216,973         0.54               5.97               0.58               5.93         279.67
      9.71(g)    (0.13)(d)       --         0.79(c)            5.63(c)            0.83(c)            5.59(c)      279.67
      9.52       (0.87)       8,172         1.04               5.50               1.08               5.46         279.67
--------------------------------------------------------------------------------------------------------------------------
     10.25        8.76       56,267         0.74               5.58               1.21               5.11         271.50
     10.28        7.94        7,209         1.49               4.82               1.75               4.56         271.50
     10.28        7.94        5,587         1.49               4.81               1.75               4.55         271.50
     10.28        9.15      195,730         0.46               5.95               0.72               5.69         271.50
     10.27        8.88       12,743         0.71               5.70               0.97               5.44         271.50
     10.28        8.50        5,263         0.96               5.44               1.22               5.18         271.50
--------------------------------------------------------------------------------------------------------------------------
     10.06        6.94 (d)    9,336         0.70(c)            6.13(c)            1.33(c)            5.50(c)      361.27
     10.09        6.63 (d)      621         1.45(c)            5.28(c)            1.83(c)            4.90(c)      361.27
     10.09        2.74 (d)      272         1.45(c)            4.84(c)            1.83(c)            4.46(c)      361.27
     10.08        9.19       79,230         0.45               6.53               0.83               6.15         361.27
     10.07        8.92        6,176         0.70               6.27               1.08               5.89         361.27
     10.09        8.65        1,868         0.95               6.00               1.33               5.62         361.27
--------------------------------------------------------------------------------------------------------------------------
      9.85        5.98       72,061         0.45               6.51               0.83               6.13         414.20
      9.84        3.56 (d)      702         0.70(c)            6.41(c)            1.08(c)            6.03(c)      414.20
      9.86        4.90 (d)      381         0.95(c)            6.37(c)            1.33(c)            5.99(c)      414.20
--------------------------------------------------------------------------------------------------------------------------
     10.00       15.72       55,502         0.45               6.56               0.96               6.05         382.26
--------------------------------------------------------------------------------------------------------------------------

GOLDMAN SACHS GLOBAL INCOME FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

                                          Income (loss) from
                                       investment operations(a)    Distributions to shareholders
                                       -------------------------- --------------------------------
                             Net asset                                                             Net increase
                              value,      Net       Net realized   From net               From      (decrease)
                             beginning investment  and unrealized investment  From    net realized in net asset
                             of period   income     gain (loss)     income   capital     gains        value
 FOR THE YEARS ENDED OCTOBER 31,
   1999 - Class A Shares      $15.65     $0.62(e)      $(0.78)(e)   $(0.61)  $(0.03)     $(0.36)      $(1.16)
   1999 - Class B Shares       15.63      0.53          (0.78)       (0.55)   (0.02)      (0.36)       (1.18)
   1999 - Class C Shares       15.60      0.53          (0.77)       (0.55)   (0.02)      (0.36)       (1.17)
   1999 - Institutional
   Shares                      15.64      0.71          (0.77)       (0.71)   (0.03)      (0.36)       (1.16)
   1999 - Service Shares       15.64      0.64          (0.79)       (0.63)   (0.03)      (0.36)       (1.17)
 ----------------------------------------------------------------------------------------------------------------------
   1998 - Class A Shares       15.10      0.72(e)        0.90(e)     (1.01)      --       (0.06)        0.55
   1998 - Class B Shares       15.08      0.63(e)        0.92(e)     (0.94)      --       (0.06)        0.55
   1998 - Class C Shares       15.06      0.63(e)        0.91(e)     (0.94)      --       (0.06)        0.54
   1998 - Institutional
   Shares                      15.09      0.82(e)        0.90(e)     (1.11)      --       (0.06)        0.55
   1998 - Service Shares       15.09      0.74(e)        0.91(e)     (1.04)      --       (0.06)        0.55
 ----------------------------------------------------------------------------------------------------------------------
   1997 - Class A shares       14.53      0.59           0.77        (0.79)      --          --         0.57
   1997 - Class B shares       14.53      0.72           0.56        (0.73)      --          --         0.55
   1997 - Class C shares
   (commenced August 15)       14.80      0.16           0.29        (0.19)      --          --         0.26
   1997 - Institutional
   Shares                      14.52      0.88           0.56        (0.87)      --          --         0.57
   1997 - Service Shares
   (commenced March 12)        14.69      0.53           0.39        (0.52)      --          --         0.40
 ----------------------------------------------------------------------------------------------------------------------
   1996 - Class A shares       14.45      0.71           0.80        (1.43)      --          --         0.08
   1996 - Class B shares
   (commenced May 1)           14.03      0.34           0.52        (0.36)      --          --         0.50
   1996 - Institutional
   shares                      14.45      1.15           0.42        (1.50)      --          --         0.07
 ----------------------------------------------------------------------------------------------------------------------
   1995 - Class A shares       13.43      0.89           1.07        (0.94)      --          --         1.02
   1995 - Institutional
   shares (commenced August
   1)                          14.09      0.22           0.40        (0.26)      --          --         0.36
 ----------------------------------------------------------------------------------------------------------------------

 (a) Includes the balancing effect of calculating per share amounts.
 (b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of period and no sales charge. Total return would be reduced if a sales or redemption charge were taken into account.
 (c) Annualized.
 (d) Not annualized.
 (e) Calculated based on the average shares outstanding methodology.

The accompanying notes are an integral part of these financial statements.

                                                GOLDMAN SACHS GLOBAL INCOME FUND

                                                                            Ratios assuming no voluntary waiver
                                                                              of fees or expense limitations
                                                                           -------------------------------------
                          Net assets                         Ratio of                              Ratio of
   Net asset              at end of       Ratio of        net investment        Ratio of        net investment   Portfolio
  value, end     Total      period    net expenses to       income to         expenses to         income to      turnover
   of period   return(b)  (in 000s)  average net assets average net assets average net assets average net assets   rate
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
    $14.49       (1.14)%   $271,832         1.34%              4.12%              1.72%              3.74%        158.27%
     14.45       (1.74)      16,724         1.84               3.60               2.22               3.22         158.27
     14.43       (1.68)       7,786         1.84               3.60               2.22               3.22         158.27
     14.48       (0.49)     279,621         0.69               4.75               1.07               4.37         158.27
     14.47       (1.06)       1,115         1.19               4.28               1.57               3.90         158.27
--------------------------------------------------------------------------------------------------------------------------
     15.65       11.21      217,362         1.31               4.71               1.75               4.27         229.91
     15.63       10.66        8,135         1.83               4.19               2.24               3.78         229.91
     15.60       10.65        4,090         1.83               4.20               2.24               3.79         229.91
     15.64       11.95      178,532         0.66               5.40               1.07               4.99         229.91
     15.64       11.43        1,058         1.16               4.92               1.57               4.51         229.91
--------------------------------------------------------------------------------------------------------------------------
     15.10        9.66      167,096         1.17               5.19               1.60               4.76         383.72
     15.08        9.04        3,465         1.71               4.76               2.10               4.37         383.72
     15.06        3.03(d)       496         1.71(c)            4.98(c)            2.10(c)            4.59(c)      383.72
     15.09       10.26       60,929         0.65               5.72               1.04               5.33         383.72
     15.09        6.42(d)       151         1.15(c)            5.33(c)            1.54(c)            4.94(c)      383.72
--------------------------------------------------------------------------------------------------------------------------
     14.53       11.05      198,665         1.16               5.81               1.64               5.33         232.15
     14.53        6.24(d)       256         1.70(c)            5.16(c)            2.14(c)            4.72(c)      232.15
     14.52       11.55       54,254         0.65               6.35               1.11               5.89         232.15
--------------------------------------------------------------------------------------------------------------------------
     14.45       15.08      245,835         1.29               6.23               1.58               5.94         265.86
     14.45        4.42(d)    31,619         0.65(c)            6.01(c)            1.08(c)            5.58(c)      265.86
--------------------------------------------------------------------------------------------------------------------------

GOLDMAN SACHS TRUST TAXABLE INVESTMENT GRADE FUNDS

Report of Independent Public Accountants

 To the Shareholders and Board of Trustees of Goldman Sachs Trust -- Taxable Investment Grade Fixed Income Funds:

 We have audited the accompanying statements of assets and liabilities of Goldman Sachs Adjustable Rate Government Fund, Short Duration Government Fund, Government Income Fund, Core Fixed Income Fund and Global Income Fund, five of the portfolios constituting Goldman Sachs Trust -- Fixed Income Funds (a Delaware Business Trust), including the statements of investments, as of October 31, 1999, and the related statements of operations, the statements of changes in net assets and the financial highlights for the periods presented. These financial statements and the financial highlights are the responsibil-ity of the Funds' management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

 We conducted our audits in accordance with generally accepted auditing stan-dards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the finan-cial statements. Our procedures included confirmation of securities owned as of October 31, 1999 by correspondence with the custodian and brokers. An au-dit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

 In our opinion, the financial statements and the financial highlights re-ferred to above present fairly, in all material respects, the financial posi-tion of Goldman Sachs Adjustable Rate Government Fund, Short Duration Government Fund, Government Income Fund, Core Fixed Income Fund and Global Income Fund as of October 31, 1999, the results of their operations, the changes in their net assets and the financial highlights for the periods pre-sented, in conformity with generally accepted accounting principles.

                                   ARTHUR ANDERSEN LLP
 Boston, Massachusetts
 December 10, 1999

                                                      GOLDMAN SACHS FUND PROFILE


Goldman Sachs
Taxable Investment Grade Funds


THE GOLDMAN
SACHS ADVANTAGE

When you invest in Goldman Sachs Taxable Investment Grade Funds, you can capitalize on Goldman Sachs' 130-year history of excellence while benefiting from the firm's leadership in three areas:

1 Global Resources
With professionals based throughout the Americas, Europe and Asia, Goldman Sachs possesses first-hand knowledge of the world's markets and economies.

2 Fundamental Research
Goldman Sachs is recognized by the managements of corporations worldwide as a leader in investment research. As a result, we obtain face-to-face meetings with managers on a timely, regular basis.

3 Risk Management
Goldman, Sachs & Co. excels in understanding, monitoring and managing investment risk -- a process that is integrated into all Goldman Sachs investment products.

          Generally speaking, bond investments may help individuals mitigate overall portfolio volatility, without sacrificing attractive returns.

          Goldman Sachs Taxable Investment Grade Funds offer investors access to the benefits associated with fixed income investing. The Funds seek current income from portfolios that invest in a variety of fixed income securities.


          Target Your Needs

          Goldman Sachs Taxable Investment Grade Funds have distinct investment objectives and defined positions on the risk/return spectrum. As your investment objectives change, you can exchange shares within Goldman Sachs Funds without any additional charge. (Please note: in general, greater returns are associated with greater risk.)/*/

--------------------------------------------------------------------------------
 Goldman Sachs Fixed Income Funds

                                    [CHART]

                                                                High Risk/Return

                                                          HIGH YIELD
                                                             .High Yield Fund

                                   TAXABLE
                               .Global Income Fund
                             . Core Fixed Income Fund
                           .Government Income Fund
                        .Short Duration Government Fund
                     .Adjustable Rate Government Fund

    TAX FREE
        .Municipal Income Fund
      .Short Duration Tax-Free Fund

Lower Risk/Return

          For More Information

          To learn more about Goldman Sachs Taxable Investment Grade Funds and other Goldman Sachs Funds, call your investment professional today.




          * The exchange privilege is subject to termination and its terms are subject to change.

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GOLDMAN SACHS ASSET MANAGEMENT 32 OLD SLIP, 17TH FLOOR, NEW YORK, NEW YORK 10005
--------------------------------------------------------------------------------

TRUSTEES                           OFFICERS
Ashok N. Bakhru, Chairman          Douglas C. Grip, President
David B. Ford                      Jesse H. Cole, Vice President
Douglas C. Grip                    James A. Fitzpatrick, Vice President
John P. McNulty                    Nancy L. Mucker, Vice President
Mary P. McPherson                  John M. Perlowski, Treasurer
Alan A. Shuch                      Adrien E. Deberghes, Jr., Assistant Treasurer
Jackson W. Smart, Jr.              Philip V. Giuca, Jr., Assistant Treasurer
William H. Springer                Michael J. Richman, Secretary
Richard P. Strubel                 Amy E. Belanger, Assistant Secretary
                                   Howard B. Surloff, Assistant Secretary
                                   Kaysie Uniacke, Assistant Secretary
                                   Valerie A. Zondorak, Assistant Secretary


GOLDMAN, SACHS & CO.
Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT
Investment Adviser

GOLDMAN SACHS INTERNATIONAL
133 Peterborough Court
London, England EC4A 2BB


Visit our internet address: www.gs.com/funds


This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Investors should read the Prospectus carefully before investing or sending money.

Goldman, Sachs & Co. is the distributor of the Funds.

Goldman Sachs Government Income Fund's, Goldman Sachs Short Duration Government Fund's and Goldman Sachs Adjustable Rate Government Fund's net asset values and yields are not guaranteed by the U.S. Government or by its agencies, instrumentalities or sponsored enterprises.

Goldman Sachs High Yield Fund invests primarily in high yield, lower rated securities which involve greater price volatility and present greater risks than higher rated fixed income securities. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all.

Goldman Sachs Global Income Fund's, Goldman Sachs High Yield Fund's and Goldman Sachs Core Fixed income Fund's foreign investments may be more volatile than an investment in U.S. securities and are subject to the risks of currency fluctuations and political developments.

Goldman Sachs Municipal Income Fund and Goldman Sachs Short Duration Tax-Free fund can invest up to 100% and 20% respectively, in private activity bonds, the interest from which is subject to the federal alternative minimum tax. Investment income may be subject to state income taxes.